AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 23, 2026

1933 Act Registration File No.: 333-264478

1940 Act File No.: 811-23793

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. 538	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 541	☑

TIDAL TRUST II

(Exact Name of Registrant as Specified in Charter)

234 West Florida Street, Suite 700

Milwaukee, Wisconsin 53204

(Address of Principal Executive Offices, Zip Code)

(Registrant’s Telephone Number, including Area Code) (855) 843-2534

The Corporation Trust Company

1209 Orange Street

Corporation Trust Center

Wilmington, DE 19801

(Name and Address of Agent for Service)

Copies to:

Eric W. Falkeis Tidal ETF Services LLC 234 West Florida Street, Suite 700 Milwaukee, WI 53204	Rachael L. Schwartz Sullivan & Worcester LLP 1251 Avenue of the America, 19th Floor New York, NY 10020

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☑	on February 26, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

Explanatory Note: This Post-Effective Amendment No. 538 to the Registration Statement of Tidal Trust II (the “Trust”) is being filed to add Hilton BDC Corporate Bond ETF and Hilton Small-MidCap Opportunity ETF audited financial statements and certain related financial information for the fiscal period ended October 31, 2025 and to make other permissible changes under Rule 485(b).

HBDC	Hilton BDC Corporate Bond ETF
listed on The Nasdaq Stock Market, LLC

PROSPECTUS

February 26, 2026

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

HILTON BDC CORPORATE BOND ETF - FUND SUMMARY

Investment Objective

The Hilton BDC Corporate Bond ETF (the “Fund”) seeks to track the performance, before fees and expenses, of the Solactive Hilton Capital BDC Corporate Bond TR Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.39%

(1)

The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”) will pay, or require a sub-adviser to pay, all of the Fund’s expenses except for the following: its advisory fees, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), litigation expenses, and other non-routine or extraordinary expenses.

(2)	Based on estimated amounts for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$40	$125

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Expense Example, affect the Fund’s performance. For the fiscal period June 10, 2025 (commencement of operations) through October 31, 2025, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index.

The Index:

The Index is a rules-based index that seeks to track the total performance of bonds issued by Business Development Companies (“BDC”). BDCs are pooled vehicles which must be organized under the laws of, and have its principal place of business in, the United States, be registered with the Securities and Exchange Commission (“SEC”) and have elected to be regulated as a BDC under the 1940 Act. The principal business of a BDC is to invest in, lend capital to, or provide services to privately-held U.S. companies or thinly traded U.S. public companies. BDCs are usually exchange-listed but may be unlisted. The initial composition of the Index, as well as any selections for a rebalance, are determined using the following rules (“Index Requirements”):

●	A bond’s issuer generally must be listed in the latest “Business Development Company Report” published yearly by the SEC and available on its website at (www.sec.gov). Additionally, to avoid excluding an otherwise eligible issuer solely because it is omitted from that report, an issuer that does not appear in the report will nevertheless be included if (i) a recent EDGAR filing header shows an active Investment Company Act Commission File Number ‘814-xxxxx’ and/or a filed Form N-54A, and (ii) EDGAR does not reflect a Form N-54C withdrawal filing. In the case of a merger, a successor issuer will be eligible if EDGAR reflects that the successor has assumed the predecessor’s obligations;

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●	Only fixed coupon bonds are eligible for the Index. Floating rate notes, convertible, inflation linked bonds, US municipal bonds, ABS/MBS, perpetual bonds and other structured securities are excluded from the Index;

●	The bond’s issue date must be on or before the Index’s Selection Day, which is five days prior to its scheduled Rebalance Day (the last business day of the quarter);

●	A bond must have a minimum amount outstanding issue of $250 million; and

●	On Selection Day, a current price must be available from the Index’s pricing provider, Intercontinental Exchange (“ICE”).

Index Selection:

On each Selection Day, all bonds which meet the Index Requirements become Index constituents on the Rebalance Day. Any existing Index constituent that does not meet the Index Requirements is removed from the Index on the next Rebalance Day.

Index Weighting:

On each Selection Day, each Index constituent is weighted using the market value, which is calculated using its “last evaluated bid price” (the most recent assessed price at which a buyer is willing to purchase the asset) and any accrued interest (interest that has accumulated but has not yet been paid) as of that day. This weighting process is designed to align with the Index’s objective. Furthermore, the Index applies a tiered capping methodology designed to further promote diversification among the largest issuers. Following the initial market value weighting, the Index re-weights constituents so that: (i) the two largest issuers are each capped at 10%; (ii) the next two largest issuers are each capped at 8%; (iii) the following two largest issuers are each capped at 7%; and (iv) all remaining issuers are each capped at 4.99%. If any issuer exceeds its applicable cap, its weight is reduced to the applicable maximum and the excess weight is redistributed among the remaining constituents in accordance with the Index methodology, subject to their respective caps. This tiered capping process is applied on each Selection Day after the initial market value weighting is determined.

Corporate Actions

Solactive AG (the “Index Provider”) reviews corporate actions (business events initiated by bond issuers that affect their outstanding bonds) for the bonds included in the Index. As part of maintaining the Index, the Index Provider considers various corporate actions that may require adjustments to the Index between scheduled Rebalance Days. These events, initiated by the bond issuers, can significantly impact the price, weighting, or overall accuracy of the bonds within the Index.

The Fund’s Investment Strategy:

Under normal market conditions, the Fund will invest substantially all of its net assets in the securities that make up the Index. That is, the Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the Index components.

However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the Index components whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Fund’s investment adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index component becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund, but not to the Index).

Furthermore, the Fund also may invest in securities or other investments not included in the Index, but which the Fund’s investment sub-adviser, Hilton Capital Management, LLC (the “Sub-Adviser”), believes will help the Fund track the Index. For example, the Fund may invest in securities that are not Index constituents to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).

The Sub-Adviser is responsible for monitoring the Index composition, assessing liquidity and trading environment for BDC bonds, and working with the Adviser to facilitate the Fund’s adherence to its stated investment objective. Additionally, the Sub-Adviser will oversee the implementation of the Fund’s passive investment strategy, seeking to minimize tracking error while evaluating bond liquidity and market conditions to support efficient Index replication. The Sub-Adviser will provide the Adviser with recommendations regarding Index tracking and rebalancing considerations.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in the component securities that make up the Index.

The Index and the Fund will generally rebalance quarterly.

The Fund will concentrate its investments in a particular industry or group of industries (i.e., hold more than 25% of its total assets in the securities of a particular industry or group of related industries) to approximately the same extent as the Index is concentrated.

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The Fund is considered to be “non-diversified,” which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

None of the Fund, the Trust, the Adviser, the Sub-Adviser, or their respective affiliates makes any representation to you as to the performance of the Index.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in The Fund.”

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Credit Risk. Debt securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that the Fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market’s perception of the creditworthiness of the issuer.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter- term and higher rated securities.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a one-year duration would be expected to drop by approximately 1% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. In such event, the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries.

ETF Risk.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., BDC bonds). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

○	Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

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○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading. Although Shares are listed for trading on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares and the liquidity of the Fund’s portfolio holdings may deteriorate.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

Index Risk. The Index may not reflect all companies meeting the Index’s eligibility criteria if certain characteristics of a company are not known at the time the Index is composed or reconstituted.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Newer Fund Risk. The Fund is a recently organized management investment company with a limited operating history. As a result, prospective investors do not have an extensive track record or history on which to base their investment decisions.

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

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Passive Investment Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

Third Party Data Risk. The composition of the Index, and consequently the Fund’s portfolio, is heavily dependent on information and data calculated and published by an independent third party calculation agent (“Third Party Data”). When Third Party Data proves to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Third Party Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can also be expected to reflect the errors.

Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in Index Components at all times or may hold securities not included in the Index.

Underlying Index Risk. Neither the Fund’s investment adviser nor the Index Provider is able to guarantee the continuous availability or timeliness of the production of the Index. The calculation and dissemination of the Index values may be delayed if the information technology or other facilities of the Index Provider, calculation agent, data providers and/or relevant stock exchange malfunction for any reason. A significant delay may cause trading in shares of the Fund to be suspended. Errors in Index data, computation and/or the construction in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider, calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information is available on the Fund’s website at www.hiltonetfs.com.

Management

Investment Adviser

Tidal Investments, LLC (“Tidal” or the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser

Hilton Capital Management, LLC (“Sub-Adviser”) serves as investment sub-adviser to the Fund.

Portfolio Managers The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Alexander D. Oxenham, CFA, for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Michael O’Brien, CFA, for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Ben McCaig, Portfolio Manager for Tidal, has been a portfolio manager of the Fund since its inception in 2025.

Stephen Foy, Portfolio Manager for Tidal, has been a portfolio manager of the Fund since January 2026.

CFA® is a registered trademark owned by the CFA Institute.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

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An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.hiltonetfs.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or some combination thereof), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND

Investment Objective

The Hilton BDC Corporate Bond ETF (the “Fund”) seeks to track the performance, before fees and expenses, of the Solactive Hilton Capital BDC Corporate Bond TR Index (the “Index”).

An investment objective is fundamental if it cannot be changed without the consent of the holders of a majority of the outstanding Shares. The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of Tidal Trust II (the “Trust”) and at least 60 days’ written notice to shareholders.

Principal Investment Strategies

The following information is in addition to, and should be read along with, the description of the Fund’s principal investment strategies in the section titled “Fund Summary-Principal Investment Strategies” above.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in the component securities that make up the Index. The Fund’s “80%” policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.

The Fund will concentrate its investments in a particular industry or group of industries (i.e., hold more than 25% of its total assets in the securities of a particular industry or group of related industries), to approximately the same extent as the Index is so concentrated.

Information About the Index

The Index was designed by Hilton Capital Management, LLC (the “Sub-Adviser” or “Hilton Capital”), and is owned by Solactive AG who calculates and administers the Index (the “Index Provider” or “Solactive”). The Index Provider is an independent third-party calculation agent that is not affiliated with the Fund, the Adviser, the Sub-Adviser, the Fund’s distributor, or any of their affiliates. The Index is not sponsored, promoted, sold or supported in any other manner by the Index Provider, nor does the Index Provider offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or Index trademark, or the price of the Index at any time or in any other respect. The Index Provider will seek to ensure that the Index is calculated correctly. Notwithstanding its obligations under an index license agreement with the Adviser, the Index Provider has no obligation to point out errors in an Index to third parties, including, but not limited to, investors and/or financial intermediaries of the Index. Neither publication of the Index nor the licensing of the Index or their trademarks by the Index Provider for the purpose of use in connection with the Index constitutes a recommendation by the Index Provider to invest capital in any of the Index, nor does it in any way represent an assurance or opinion of the Index Provider with regard to an investment in any of the Index.

Principal Risks of Investing in the Fund

The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s NAV per share, trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your performance in the Fund:

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Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. In such event, the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries.

Credit Risk. Debt securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that the Fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market’s perception of the creditworthiness of the issuer.

ETF Risks.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., BDC bonds). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

○	Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the bid-ask spread. The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading. Although Shares are listed for trading on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares and the liquidity of the Fund’s portfolio holdings may deteriorate.

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Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter- term and higher rated securities.

Index Risk. The Index may not reflect all companies meeting the Index’s eligibility criteria if certain characteristics of a company are not known at the time the Index is composed or reconstituted.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a one-year duration would be expected to drop by approximately 1% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Newer Fund Risk. The Fund is a recently organized management investment company with a limited operating history. As a result, prospective investors do not have an extensive track record or history on which to base their investment decisions.

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Passive Investment Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

Third Party Data Risk. The composition of the Index, and consequently the Fund’s portfolio, is heavily dependent on information and data calculated and published by an independent third party calculation agent (“Third Party Data”). When Third Party Data proves to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Third Party Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can also be expected to reflect the errors.

Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in Index Components at all times or may hold securities not included in the Index.

Underlying Index Risk. Neither the Fund’s investment adviser nor the Index Provider is able to guarantee the continuous availability or timeliness of the production of the Index. The calculation and dissemination of the Index values may be delayed if the information technology or other facilities of the Index Provider, calculation agent, data providers and/or relevant stock exchange malfunction for any reason. A significant delay may cause trading in shares of the Fund to be suspended. Errors in Index data, computation and/or the construction in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider, calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

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PORTFOLIO HOLDINGS INFORMATION

Information about the Fund’s daily portfolio holdings is available on the Fund’s website at www.hiltonetfs.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (the “SAI”).

MANAGEMENT

Investment Adviser

Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, located at 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204, is an SEC-registered investment adviser and a Delaware limited liability company. Tidal was founded in March 2012 and is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of January 31, 2026, Tidal had assets under management of approximately $50.52 billion and served as the investment adviser or sub-adviser for 343 registered funds.

Tidal serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”). The Adviser is also responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions. The Adviser provides oversight of the Sub-Adviser and review of the Sub-Adviser’s performance. The Adviser also arranges for transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. For the services it provides to the Fund, the Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of 0.39% of the Fund’s average daily net assets.

Under the Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unitary management fee payable to the Adviser (collectively, the “Excluded Expenses”).

Investment Sub-Adviser

Hilton Capital Management, LLC

Hilton Capital Management, LLC (“Hilton,” or the “Sub-Adviser”), located at 1010 Franklin Avenue, Suite 300A Garden City, NY 11530, serves as investment sub-adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”). The Sub-Adviser was founded in 2001 and provides investment advisory services to individual clients and institutions. The Sub-Adviser became registered as an investment advisor with the SEC in 2001. As of January 31, 2026, the Sub-Adviser had approximately $1.89 billion in assets under management.

The Sub-Adviser is responsible for monitoring the Index’s composition, evaluating bond liquidity and market conditions, and overseeing the Fund’s passive strategy to minimize tracking error and while seeking efficient Index replication, subject to the supervision of the Adviser and the Board. The Sub-Adviser will provide recommendations to the Adviser regarding Index tracking and rebalancing considerations.

For its services as sub-adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, which fee is calculated daily and payable monthly, at an annual rate of 0.24% of the average daily net assets of the Fund. However, as Fund Sponsor, Sub-Adviser may automatically waive all or a portion of its sub-advisory fee. See “Fund Sponsor” below for more information.

Advisory and Sub-Advisory Agreements

A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement and Sub-Advisory Agreement is available in the Fund’s Annual Certified Shareholder Report on Form N-CSR for the period ending October 31, 2025.

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Portfolio Managers

The following individuals (each, a “Portfolio Manager”) serve as portfolio managers of the Fund, positions Messrs. Oxenham, O’Brien and McCaig have held since its inception in 2025, and Mr. Foy has held since January 2026. Messrs. McCaig and Foy oversee trading and execution for the Fund.

Alexander D. Oxenham, Portfolio Manager for the Sub-Adviser

Mr. Oxenham serves as Hilton’s Chief Investment Officer. Mr. Oxenham joined Hilton in 2011 from HSBC Private Bank in New York. At HSBC, Mr. Oxenham was a Senior Portfolio Manager and Voting Member on the HSBC Private Bank Investment Policy committee for the Americas’ region from 2007-2011. Prior to HSBC, from 1998-2007, Mr. Oxenham worked in portfolio management for Mercantile Bankshares, Bankers Trust, Alex Brown/Brown Advisory and Bank of America. Mr. Oxenham holds a B.S. in International Business from the University of Maryland, College Park and an MBA from American University, and is a CFA charter holder. Mr. Oxenham is also a member of the CFA Institute and the New York Society of Security Analysts.

Michael O’Brien, Portfolio Manager for the Sub-Adviser

Mr. O’Brien joined Hilton in May 2024 as an Equity Analyst. Before joining Hilton, Mr. O’Brien was a Vice President at Wolfe Research, where he served as a sell-side equity research analyst for an All-America Research Team ranked by Institutional Investor. Within his Special Situations coverage, he focused on underfollowed and mispriced public equities that included spin-offs, restructurings, strategic alternatives, and other catalyst-driven opportunities. Earlier in his career, Mr. O’Brien was a Senior Consultant at FTI Consulting’s Corporate Finance & Restructuring advisory practice, where he advised on Chapter 11 distressed transactions, mergers & integrations, and cost optimization efforts. Mr. O’Brien holds a B.A. focused on Economics and Finance from Boston College and is a CFA charter holder.

Ben McCaig, Portfolio Manager for the Adviser

Mr. McCaig serves as Portfolio Manager of the Adviser, having joined the Adviser in August 2021. Mr. McCaig previously served as a portfolio manager, compliance, and operations manager at the Ohio Treasurer’s Office from July 2017 to August 2021. Previously, Mr. McCaig was Senior Equity Trader for the trust department at Huntington National Bank. Mr. McCaig attended Bowling Green State University where he received a Bachelor of Science in Business Administration with a specialization in Finance.

Stephen Foy, Portfolio Manager for the Adviser

Mr. Foy joined Tidal in 2024 and is Senior Vice President of Trading and Co-Head of Tidal’s ETF Trading and Portfolio Management team. He previously oversaw Invesco ETF Services from 2021 to 2024, including middle and back-office operations as well as portfolio implementation for all equity and alternative ETFs. Mr. Foy holds an MBA from Johns Hopkins University and spent five years in ETF Portfolio Management at ProShares from 2016 to 2021. He brings a robust portfolio management background across a wide array of strategies and asset classes. Throughout his career, he has led global teams through hundreds of product launches, organizational changes, and technological and operational transformations.

CFA® is a registered trademark owned by the CFA Institute.

The Fund’s SAI provides additional information about each Portfolio Manager’s compensation structure, other accounts that each Portfolio Manager manages, and each Portfolio Manager’s ownership of Shares.

FUND SPONSOR

The Adviser has entered into a fund sponsorship agreement with the Sub-Adviser pursuant to which it is a sponsor of the Fund. Under this arrangement, the Sub-Adviser has agreed to provide financial support (as described below) to the Fund. In turn, the Adviser has agreed to share with the Sub-Adviser a portion of the profits, if any, generated by the Fund’s Advisory Fee. Every month, the Advisory Fees, which are unitary management fees, for the Fund are calculated and paid to the Adviser, and the Adviser retains a portion of the unitary management fees from the Fund.

If the amount of the unitary management fee for the Fund exceeds the Fund’s operating expenses (including the sub-advisory fees) and the Adviser-retained amount, that excess amount is considered “remaining profit.” In that case, the Adviser will pay the remaining profits to the Sub-Adviser..

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During months when the funds generated by the unitary management fee are insufficient to cover the entire sub-advisory fee, that fee is automatically waived, and such waiver is not subject to recoupment. Further, if the amount of the unitary management fee for the Fund is less than the Fund’s operating expenses and the Adviser-retained amount, the Sub-Adviser is obligated to reimburse the Adviser for the amount of the shortfall.

HOW TO BUY AND SELL SHARES

The Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

In order to purchase Creation Units of the Fund, an AP must generally deposit a designated portfolio of equity securities (the “Deposit Securities”) and/or a designated amount of U.S. cash. Purchases and redemptions of Creation Units primarily with cash, rather than through in-kind delivery of portfolio securities, may cause the Fund to incur certain costs. These costs could include brokerage costs or taxable gains or losses that it might not have incurred if it had made redemption in-kind. These costs could be imposed on the Fund, and thus decrease the Fund’s NAV, to the extent that the costs are not offset by a transaction fee payable by an AP.

Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” through your brokerage account.

Frequent Purchases and Redemptions of Shares

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Share trading prices in line with the Fund’s NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and the Adviser reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for regular business. The NAV for the Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security or other asset held by the Fund or is determined to be unreliable, the security or other asset will be valued at fair value estimates under guidelines established by the Adviser (as described below).

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Fair Value Pricing

The Board has designated the Adviser as the “valuation designee” for the Fund under Rule 2a-5 of the 1940 Act, subject to its oversight. The Adviser has adopted procedures and methodologies, which have been approved by the Board, to fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been delisted or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions, and the specific facts giving rise to the need to fair value the investment. The Adviser will fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. Fair value determinations are made in good faith and in accordance with the Adviser’s fair value methodologies, subject to oversight by the Board. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser or Sub-Adviser will be able to obtain the fair value assigned to the investment upon the sale of such investment.

Investments by Other Registered Investment Companies in the Fund

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust or rule under the 1940 Act, including that such investment companies enter into an agreement with the Fund.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund intends to pay out dividends and interest income, if any, monthly, and distribute any net realized capital gains to its shareholders at least annually. The Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

The Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund-level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (institutional investors only).

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this Prospectus. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

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Taxes on Distributions

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income or qualified dividend income. Taxes on distributions of net capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned their Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains to shareholders. Distributions of short-term capital gain will generally be taxable to shareholders as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Due to the Fund’s principal investment strategies described above, the Fund may have only a limited amount of or no qualified dividend income to distribute.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

In addition to the federal income tax, certain individuals, trusts, and estates with income exceeding specified thresholds may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on distributions of net investment income paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the Internal Revenue Service (“IRS”) the identity of certain of its account-holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that they are not subject to such withholding.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of substantially identical Shares.

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Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year and as a short-term capital gain or loss if such Shares have been held for one year or less.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Important Tax Considerations When Purchasing Fund Shares

If you are investing through a taxable account, you should carefully consider the timing of your investment relative to the Fund’s distribution schedule. Purchasing Fund Shares shortly before a distribution may increase your tax liability, a situation commonly referred to as “buying a dividend.”

When the Fund makes a distribution, its Share price typically drops by an amount roughly equal to the distribution. As a hypothetical example, if you invest $5,000 to purchase 250 Shares at $20 per Share on December 15, and the Fund pays a $1 per share distribution on December 16, the Share price would adjust to $19 (ignoring market fluctuations). Although your total investment value remains $5,000 (250 Shares × $19 in Share value plus 250 Shares × $1 distribution), you would owe taxes on the $250 distribution, even if you reinvest the distribution rather than receiving it in cash.

Distributions are taxable to shareholders even if they are paid from income or gains realized by the Fund before you invested, and even if they were reflected in the purchase price of the Shares. Consequently, you may incur taxes on income or gains that accrued before your investment, without corresponding benefit.

Unless you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement plan, you may wish to avoid purchasing Fund Shares shortly before a distribution. You can minimize the potential tax impact by reviewing the Fund’s distribution schedule prior to investing. Information about the Fund’s distribution schedule can be found on the Fund’s website at www.hiltonetfs.com.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to foreign, state, and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

DISTRIBUTION

Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group (dba ACA Group), (the “Distributor”), the Fund’s distributor, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101.

The Board has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares.

No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

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PREMIUM/DISCOUNT INFORMATION

Information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found on the Fund’s website at www.hiltonetfs.com.

ADDITIONAL NOTICES

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser, the Sub-Adviser, and the Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

The Fund tracks an Index that is owned, calculated and published by the Index Provider, an independent third-party calculation agent that is not affiliated with the Fund, the Adviser, the Sub-Adviser, the Fund’s distributor, or any of their affiliates. The name “Solactive” is trademarked. The determination of the Index’s initial universe and the determination of the Index’s component securities are fully rules-based, and neither the Fund, the Adviser, the Sub-Adviser nor Solactive may make any discretionary decisions. Solactive is a licensor of the Index to the Adviser. The Adviser has contracted with Solactive to receive Index data, and determine the composition of the Index, including but not limited to the names of the constituents. The Adviser has an existing relationship with Solactive wherein the Adviser contracts with Solactive to receive index data for other Solactive indices and conducts due diligence of Solactive.

The Third Amended and Restated Declaration of Trust (“Declaration of Trust”) provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Fund’s Trustees. The Declaration of Trust details various information, certifications, undertakings and acknowledgments that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The Declaration of Trust further provides that shareholders owning Shares representing no less than a majority of the Fund’s outstanding shares must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose. The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or the Fund, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of the Fund, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the Fund, generally. Under the Declaration of Trust, a shareholder bringing a direct claim must be a shareholder of the Fund with respect to which the direct action is brought at the time of the injury complained of or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time. The Declaration of Trust further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. These provisions do not apply to claims brought under the federal securities laws.

The Declaration of Trust also requires that actions by shareholders against the Fund be brought exclusively in a federal or state court located within the State of Delaware. This provision will not apply to claims brought under the federal securities laws. Limiting shareholders’ ability to bring actions only in courts located in Delaware may cause shareholders economic hardship to litigate the action in those courts, including paying for travel expenses of witnesses and counsel, requiring retaining local counsel, and may limit shareholders’ ability to bring a claim in a judicial forum that shareholders find favorable for disputes, which may discourage such actions.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the Fund’s fiscal year/period shown. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Certified Shareholder Annual Report on Form N-CSR, which is available upon request.

Financial Highlights	Hilton ETFs

For a share outstanding throughout the period presented

Hilton BDC Corporate Bond ETF

Period ended October 31, 2025(a)
PER SHARE DATA:

Net asset value, beginning of period	$25.00

INVESTMENT OPERATIONS:
Net investment income (loss)(b)	0.49
Net realized and unrealized gain (loss) on investments(c)	(0.04)
Total from investment operations	0.45

LESS DISTRIBUTIONS FROM:
Net investment income	(0.40)
Total distributions	(0.40)
Net asset value, end of period	$25.05

TOTAL RETURN(d)	1.80%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$84,543
Ratio of expenses to average net assets(e)	0.39%
Ratio of net investment income (loss) to average net assets(e)	5.01%
Portfolio turnover rate(d)(f)	23%

(a)	Inception date of the Fund was June 10, 2025.
(b)	Net investment income (loss) per share has been calculated based on average shares outstanding during the periods.
(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate excludes in-kind transactions, if any.

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Hilton BDC Corporate Bond ETF

Adviser	Tidal Investments, LLC 234 West Florida Street, Suite 700 Milwaukee, Wisconsin 53204	Sub-Adviser	Hilton Capital Management, LLC Franklin Avenue, Suite 300A Garden City, NY 11530
Distributor	Foreside Fund Services, LLC 190 Middle Street, Suite 301 Portland, Maine 04101	Administrator	Tidal ETF Services LLC 234 West Florida Street, Suite 700 Milwaukee, Wisconsin 53204
Legal Counsel	Sullivan & Worcester LLP 1251 Avenue of the Americas, 19th Floor New York, New York 10020	Sub-Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, PA 19103	Custodian	U.S. Bank National Association 1555 N. Rivercenter Dr. Milwaukee, Wisconsin 53212

Investors may find more information about the Fund in the following documents:

Statement of Additional Information: The Fund’s SAI provides additional details about the investments of the Fund and certain other additional information. A current SAI dated February 26, 2026, as supplemented from time to time, is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders, and in Form N-CSR. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance after the first fiscal year the Fund is in operation. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You can request free copies of these documents, request other information or make general inquiries about the Fund by contacting the Fund at Hilton Capital Management ETFs, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252 or calling (833) 594-4586.

Shareholder reports, the Fund’s current Prospectus and SAI and other information about the Fund are available:

●	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

●	Free of charge from the Fund’s Internet website at www.hiltonetfs.com; or

●	For a duplicating fee, by e-mail request to publicinfo@sec.gov.

The SAI and other information are also available from a financial intermediary (such as a broker-dealer or bank) through which the Fund’s shares may be purchased or sold.

(SEC Investment Company Act File No. 811-23793)

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HBDC	Hilton BDC Corporate Bond ETF

listed on The Nasdaq Stock Market, LLC

STATEMENT OF ADDITIONAL INFORMATION

February 26, 2026

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for the Hilton BDC Corporate Bond ETF (the “Fund”), a series of Tidal Trust II (the “Trust”), dated February 26, 2026, as may be supplemented from time to time (the “Prospectus”). Capitalized terms used in this SAI that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge, by calling the Fund at 833-594-4586, visiting www.hiltoncm.com, or writing to the Fund at Hilton BDC Corporate Bond ETF, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252.

The Fund’s audited financial statements for the fiscal period ended October 31, 2025 are incorporated into this SAI by reference to the Fund’s most recent Annual Certified Shareholder Report on Form N-CSR (File No. 811-23793). A copy of the Fund’s Annual Certified Shareholder Report  may be obtained at no charge by contacting the Fund at the address or phone number noted above.

GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company consisting of multiple series, including the Fund. This SAI relates to the Fund. The Trust was organized as a Delaware statutory trust on January 13, 2022. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”). The Fund’s investment objective is to seek to track the performance, before fees and expenses, of the Solactive Hilton Capital BDC Corporate Bond TR Index (the “Index”). Tidal Investments LLC (“Tidal” or the “Adviser”) a Tidal Financial Group company, serves as investment adviser to the Fund. Hilton Capital Management, LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund.

The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on The Nasdaq Stock Market, LLC (the “Exchange”). Shares trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment, or entirely for cash. As a practical matter, only institutions or large investors, known as “Authorized Participants” or “APs,” purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not individually redeemable.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS

The Fund’s investment objective and principal investment strategies are described in the Prospectus under “Investment Objective” and “Principal Investment Strategies,” respectively. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Non-Diversification

The Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act’s diversification requirements with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund, and therefore, those issuers may constitute a greater portion of the Fund’s portfolio. This may have an adverse effect on the Fund’s performance or subject its Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”).

Although the Fund is non-diversified for purposes of the 1940 Act, the Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the Code, and to relieve the Fund of any liability for federal income tax to the extent that their earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objectives. See “Federal Income Taxes” in this SAI for further discussion.

General Risks

The value of the Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in the Fund could lose money over short or long periods of time.

There can be no guarantee that a liquid market for the securities held by the Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

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Cyber Security Risk. Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, Sub-Adviser, Custodian (defined below), Transfer Agent (defined below), intermediaries, or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

Index Tracking Risks. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses, including taxes, not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index, or (if applicable) raising cash to meet redemptions or deploying cash in connection with inflows into the Fund. Transaction costs, including brokerage costs, may decrease the Fund’s NAV.

Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. Unusual market conditions may cause the Index provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. There is no assurance that the Index provider or any agents that may act on its behalf will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index provider, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the Index provider or its agents will generally be borne by the Fund and its shareholders. For example, during a period where the Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively or positively impact the Fund and its shareholders.

When the Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to pay expenses or to meet redemptions. In addition, the Fund may not invest in certain securities and/or other assets included in the Index, or invest in them in the exact proportions in which they are represented in the Index. The Fund’s performance may also deviate from the return of the Index for a variety of reasons, including certain exchange listing standards (where applicable), a lack of liquidity in markets in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). A lack of liquidity may be due to various events, including market events, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance. Moreover, the Fund may be delayed in purchasing or selling securities included in the Index. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Index. The Fund’s performance may also deviate from the performance of the Index due to the impact of withholding taxes, late announcements relating to changes to the Index and high turnover of the Index.

The Fund may fair value certain of its investments. To the extent the Fund calculates its NAV based on fair value prices and its NAV is based on prices that differ from those used in calculating the Index, the Fund’s ability to track the Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Code may also impact the Fund’s ability to track the performance of the Index. Actions taken in response to proposed corporate actions could also result in increased tracking error. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index.

Apart from scheduled rebalances, the Index provider or its agents may carry out additional ad hoc rebalances to the Index in order, for example, to correct an error in the selection of Index constituents. When the Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index provider to the Index may increase the costs to and the tracking error risk of the Fund.

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Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Changes to the composition of the Index in connection with a rebalancing or reconstitution of the Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices and the associated risk factors. The Fund will invest in any of the following instruments or engage in any of the following investment practices only if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies. In addition, certain of the techniques and investments discussed in this SAI are not principal strategies of the Fund as disclosed in the Prospectus, and while such techniques and investments are permissible for the Fund to utilize, the Fund is not required to utilize such non-principal techniques or investments.

Borrowing

Under the 1940 Act, the Fund may borrow up to one-third (1/3) of its total assets. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Debt Securities

The Fund will invest directly in debt securities. In general, a debt security represents a loan of money to the issuer by the purchaser of the security. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper are examples of debt securities and differ in the length of the issuer’s principal repayment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

Debt securities are all generally subject to interest rate, credit, income and prepayment risks and, like all investments, are subject to liquidity and market risks to varying degrees depending upon the specific terms and type of security.

●	Credit risk. Debt securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. These circumstances affect the credit risk associated with investing in debt securities and the credit risk associated with a debt security could increase to the extent that the Fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market’s perception of the creditworthiness of the issuer.

Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors’ interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party’s ability to meet obligations is speculative.

Some securities are subject to risks as a result of a credit downgrade or default by a government, its agencies, or instrumentalities. Credit risk is a greater concern for high-yield debt securities and debt securities of issuers whose ability to pay interest and principal may be considered speculative. Debt securities are typically classified as investment grade-quality (medium to highest credit quality) or below investment grade-quality (commonly referred to as high-yield or junk bonds). Many individual debt securities are rated by a third-party source, such as Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Financial Services (“S&P”), to help describe the creditworthiness of the issuer.

Using credit ratings to evaluate debt securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor’s ability to pay interest and repay principal. Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect the risk of fluctuations in market value of the debt security and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including from the arranger or issuer of the security that normally pays for that rating, and providing a low rating might affect the rating agency’s prospects for future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.

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●	Extension risk. The market value of some debt securities, particularly mortgage securities and certain asset-backed securities, may be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated. Extension risk may result from, for example, rising interest rates or unexpected developments in the markets for the underlying assets or mortgages. As a consequence, the security’s effective maturity will be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Extension risk generally increases as interest rates rise. This is because, in a rising interest rate environment, the rate of prepayment and exercise of call or buy-back rights generally falls and the rate of default and delayed payment generally rises. When the maturity of an investment is extended in a rising interest rate environment, a below-market interest rate is usually locked-in and the value of the security reduced. This risk is greater for fixed-rate than variable-rate debt securities.

●	Inflation risk. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the holder. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

●	Interest rate risk. The market value of debt securities generally varies in response to changes in prevailing interest rates. Interest rate changes can be sudden and unpredictable. In addition, short-term and long-term rates are not necessarily correlated to each other as short-term rates tend to be influenced by government monetary policy while long-term rates are market driven and may be influenced by macroeconomic events (such as economic expansion or contraction), inflation expectations, as well as supply and demand. During periods of declining interest rates, the market value of debt securities generally increases. Conversely, during periods of rising interest rates, the market value of debt securities generally declines. This occurs because new debt securities are likely to be issued with higher interest rates as interest rates increase, making the old or outstanding debt securities less attractive. In general, the market prices of long-term debt securities or securities that make little (or no) interest payments are more sensitive to interest rate fluctuations than shorter-term debt securities. The longer the Fund’s average weighted portfolio duration, the greater the potential impact a change in interest rates will have on its share price. Also, certain segments of the fixed income markets, such as high-quality bonds, tend to be more sensitive to interest rate changes than other segments, such as lower-quality bonds.

●	Prepayment risk. Debt securities, especially bonds that are subject to “calls,” such as asset-backed or mortgage-backed securities, are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as the Fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons, including unexpected developments in the markets for the underlying assets or mortgages. For example, a decline in mortgage interest rates typically initiates a period of mortgage refinancings. When homeowners refinance their mortgages, the investor in the underlying pool of mortgage-backed securities (such as a fund) receives its principal back sooner than expected, and must reinvest at lower, prevailing rates.

Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity.

Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security’s issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.

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High Yield Securities

When investing in debt securities, the Fund may purchase securities rated below investment grade – securities rated below investment grade are often referred to as high yield securities or “junk bonds.” The term “below investment grade” refers to instruments either rated Ba1 or lower by Moody’s, BB+ or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, considered by the Adviser or Sub-Adviser to be of comparable quality. Investments in lower rated corporate debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund by investing in such securities may incur additional expenses to obtain recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily NAV of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit to evaluate high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Illiquid Investments and Restricted Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limit shall be observed continuously.

The Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Fund’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities.

Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Fund or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, the Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct transactions in those securities.

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Investment Company Securities

The Fund may invest in the securities of other investment companies, including closed-end funds such as business development companies, money market funds and ETFs, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle. The Fund generally may purchase or redeem, without limitations, shares of any affiliated or unaffiliated money market mutual funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale, or redemption or if such fees are paid, the Adviser waives its management fee in an amount necessary to offset the amounts paid.

If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with its own operations.

Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (1) more than 3% of the total outstanding voting stock of the acquired company; (2) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (3) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

However, registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1), subject to certain conditions. The Fund may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest beyond the stated limits in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

The Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (1) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund; and (2) the sales load charged on Shares is no greater than the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Fund may also rely on Rule 12d1-4 under the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Money Market Funds

The Fund may invest in underlying money market funds that either seek to maintain a stable $1 NAV (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV market funds”). Although an underlying stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the Fund to lose money by investing in such a money market fund. Because the share price of an underlying variable NAV market fund will fluctuate, when the Fund sells the shares it owns they may be worth more or less than what the Fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

Other Short-Term Instruments

The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits, and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service or “A-1” by S&P Global Ratings or, if unrated, of comparable quality as determined by the Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Sub-Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

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Equity Securities

Preferred Stocks — Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Rights and Warrants — A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

When-Issued Securities — A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When the Fund engages in when-issued transactions, it relies on the other party to complete the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

SEC Rule 18f-4 under the 1940 Act (“Rule 18f-4” or the “Derivatives Rule”) permits the Fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4.

Securities Lending

The Fund may lend portfolio securities to certain creditworthy borrowers. The Fund did not participate in securities lending for the fiscal period ended October 31, 2025. The borrowers provide collateral that is maintained in an amount at least equal to the current value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The lending Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser or Sub-Adviser.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

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Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Tax Risks

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-deferred retirement account or other tax-advantaged arrangement, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.

2.	Make loans, except to the extent permitted under the 1940 Act.

3.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”) or securities of companies engaged in the real estate business.

4.	Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.

6.	Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except that the Fund will concentrate to approximately the same extent that the Index concentrates in the securities of such particular industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, investment companies, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

In determining its compliance with the fundamental investment restriction on concentration, the Fund will look through to the underlying holdings of any investment company that publicly publishes its underlying holdings on a daily basis. In addition, if an underlying investment company does not publish its holdings daily but has a policy to concentrate or has otherwise disclosed that it is concentrated in a particular industry or group of related industries, the Fund will consider such investment company as being invested in such industry or group of related industries. Additionally, in determining its compliance with the fundamental investment restriction on concentration, the Fund will look through to the user or use of private activity municipal bonds to determine their industry.

For purposes of applying the limitation set forth in the concentration policy set forth above, the Fund may use the Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, MSCI Global Industry Classification System, FTSE/Dow Jones Industry Classification Benchmark (ICB) system, or any other reasonable industry classification system (including systems developed by the Adviser) to identify each industry. The Fund’s method of applying the limitations in the above concentration policy, including the classification levels used, may differ from those of the Trust’s other series.

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If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange may, but is not required to, remove Shares of the Fund from the listing under any of the following circumstances: (1) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the Investment Company Act of 1940; (2) the Fund no longer complies with the Exchange’s requirements for Shares; or (3) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove Shares of the Fund from listing and trading upon termination of the Fund.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board oversees the management and operations of the Trust. Like all registered investment companies, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Sub-Adviser, the Distributor, the Administrator, the Sub-Administrator, the Custodian, and the Transfer Agent, each of whom is discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations. In addition, the Adviser provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Board meets regularly with the CCO to discuss compliance and operational risks and the Audit Committee meets with the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

The full Board also receives reports from the Adviser as to investment risks of the Fund. In addition to these reports, from time to time the full Board receives reports from the Administrator and the Adviser as to enterprise risk management.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser, Sub-Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available, or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are five members of the Board, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Mr. Eric W. Falkeis serves as Chairman of the Board and is an interested person of the Trust.

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The Board is composed of a majority (60 percent) of Independent Trustees. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board has a Lead Independent Trustee, who acts as the primary liaison between the Independent Trustees and management. Ms. Michelle McDonough currently serves as the Lead Independent Trustee of the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o Tidal Trust II, 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees(3)
Javier Marquina Born: 1973	Trustee	Indefinite term; since 2022	Founder and Chief Executive Officer of ARQ Consultants Inc. (since 2019) a firm specializing in cross border real estate investments; Interim CEO for the Americas of Acciona Inmobiliaria (2020 to 2021); Head of Investment Team for Latin America for GLL Real Estate Partners (2016 to 2020).	393	Board Vice-Chairman of Inmobiliaria Specturm (Guatemala and UK); Independent Board Member of LATAM Logistics Properties S.A. (Columbia, Peru and Costa Rica); Independent Board Member of Logistic Properties of the Americas
Michelle McDonough Born: 1980	Trustee	Indefinite term; since 2022	Chief Operating Officer, Trillium Asset Management LLC (2010 to 2024)	393	Trillium Asset Management, LLC (2020 to June 2024)
Dave Norris Born: 1976	Trustee	Indefinite term; since 2022	Consulting work with Rubin Brown CPA services (since 2024); Independent Contractor performing consulting work for Rubin Brown, a national CPA firm (since 2024); Consulting work with RedRidge Diligence Services (2023 to 2024); Chief Operating Officer, RedRidge Diligence Services (2011 to 2023)	393	None
Interested Trustees(3)
Eric W. Falkeis(4) Born: 1973	Principal Executive Officer, Trustee, and Chairman	Principal Executive Officer since 2022, Indefinite term; Trustee, and Chairman, since 2022, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018); President and Principal Executive Officer (since 2018).	551	Independent Director, Muzinich Direct Lending Income Fund, Inc. (since 2023); Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (27 series) (since 2011); Trustee and Chairman of Tidal Trust I (since 2018); Trustee and Chairman of Tidal Trust III (since 2025); Trustee and Chairman of Tidal Trust IV (since 2025); Trustee and Chairman of Tidal Trust V (since 2025)
Domenick Pugliese (5) Born: 1961	Trustee	Indefinite term; since 2026	Partner, Sullivan & Worcester LLP (a law firm) (2019 to present).	393	None.

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(1)	The Trustees have designated a mandatory retirement age of 78, such that each Trustee, serving as such on the date he or she reaches the age of 78, shall submit his or her resignation not later than the last day of the calendar year in which his or her 78th birthday occurs.
(2)	The group of Funds sponsored by Tidal and managed by the Adviser or its affiliates, including Tidal ETF Trust, Tidal Trust II and Tidal Trust III.
(3)	All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (the “Independent Trustees”).
(4)	Mr. Falkeis is considered an “interested person” of the Trust due to his positions as Principal Executive Officer and Chairman of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.
(5)	Mr. Pugliese, is a partner of Sullivan & Worcester LLP, which serves as legal counsel to the Trust. Mr. Pugliese has served as the lead partner representing the Trust and the Trust’s Independent trustees. As the lead partner in the firm that serves as legal counsel to the Trust, Mr. Pugliese is considered an “interested person,” of the Trust as defined under the 1940 Act.

Individual Trustee Qualifications.

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. The Board annually conducts a ‘self-assessment’ wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Trust.

The Board has concluded that Mr. Marquina should serve as a Trustee because of his substantial business experience related to commercial real estate investment and business development through his current position as CEO and Founder at ARQ Consultants Inc., as well as through former positions. Mr. Marquina’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Ms. McDonough should serve as a Trustee because of her substantial financial services experience, including experience with operations, compliance, IT, service provider oversight and management. For over a decade, Ms. McDonough served as COO of Trillium Asset Management and in that capacity oversaw all non-investment functions for the firm. Ms. McDonough’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Norris should serve as a Trustee because of his substantial experience across multitude of industries and operated businesses. Mr. Norris’ business operation experience consists of capital raising, business development, investor relations, strategic planning, treasury management, deal execution, restructuring, and oversight of back-office functions. Mr. Norris serves as the Trust’s Audit Committee Financial Expert. Mr. Norris’ experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

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The Board has concluded that Mr. Falkeis should serve as a Trustee because of his substantial investment company experience and his experience with financial, accounting, investment, and regulatory matters through his former position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services” or the “Transfer Agent”), a full service provider to ETFs, mutual funds, and alternative investment products, from 1997 to 2013, as well as a Trustee and Chairman of Tidal Trust I from 2018 to present, Trustee and Chairman of Tidal Trust III from 2025 to present, Trustee and Chairman of Tidal Trust IV from 2025 to present and Trustee and Chairman of Tidal Trust V from 2025 to present. In addition, he has experience consulting with investment advisors regarding the legal structure of mutual funds, distribution channel analysis, and actual distribution of those funds. Mr. Falkeis also has substantial managerial, operational, technological, and risk oversight related experience through his former position as Chief Operating Officer of the advisers to the Direxion mutual fund and ETF complex. Mr. Falkeis’ experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Pugliese should serve as a Trustee because of his substantial and deep experience in the investment company industry, working with registered investment companies and their boards on all aspects of investment company regulation for more than 35 years. From his experience serving as counsel to mutual funds and exchange traded funds and as counsel to fund boards, as well as his specific experience serving as counsel to the Trust and its Independent Trustees, Mr. Pugliese has intimate knowledge of Board operations and responsibilities, the Trust and the Adviser, their products, operations, personnel and resources Mr. Pugliese’s extensive knowledge of the investment management industry, boards’ operations and responsibilities and the operation and oversight of exchange-traded funds led to the Board’s conclusion that he is valuable to the Board in its oversight of the Trust.

Board Committees. The Board has established the following standing committees of the Board:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust and is chaired by an Independent Trustee. Mr. Norris is chair of the Audit Committee and he presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved written charter. The chair of the Audit Committee may delegate certain tasks to a vice chair. Ms. McDonough currently serves as vice chair of the Audit Committee. The principal responsibilities of the Audit Committee include overseeing the Trust’s accounting and financial reporting policies and practices and its internal controls; overseeing the quality, objectivity and integrity of the Trust’s financial statements and the independent audits thereof; monitoring the independent auditor’s qualifications, independence, and performance; acting as a liaison between the Trust’s independent auditors and the full Board; pre-approving all auditing services to be performed for the Trust; reviewing the compensation and overseeing the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; pre-approving all permitted non-audit services (including the fees and terms thereof) to be performed for the Trust; pre-approving all permitted non-audit services to be performed for any investment adviser or sub-adviser to the Trust by any of the Trust’s independent auditors if the engagement relates directly to the operations and financial reporting of the Trust; meeting with the Trust’s independent auditors as necessary to (1) review the arrangement for and scope of the annual audits and any special audits, (2) discuss any matters of concern relating to the Fund’s financial statements, (3) consider the independent auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and Trust management’s responses thereto, and (4) review the form of opinion the independent auditors propose to render to the Board and the Fund’s shareholders; discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Fund’s financial statements; and reviewing and discussing reports from the independent auditors on (1) all critical accounting policies and practices to be used, (2) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, (3) other material written communications between the independent auditor and management, including any management letter, schedule of unadjusted differences, or management representation letter, and (4) all non-audit services provided to any entity in the Trust that were not pre-approved by the Committee; and reviewing disclosures made to the Committee by the Trust’s principal executive officer and principal accounting officer during their certification process for the Fund’s Form N-CSR. For the fiscal period ending October 31, 2025, the Audit Committee met one time with respect to the Fund.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially escalating further to other entities). For the fiscal period ending October 31, 2025, the QLCC did not meet with respect to the Trust.

Nominating and Governance Committee. The Board has a standing Nominating and Governance Committee that is composed of each of the Independent Trustees of the Trust and Mr. Pugliese. The Nominating and Governance Committee operates under a written charter approved by the Board. The Nominating and Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Nominating and Governance Committee generally will not consider nominees recommended by shareholders. The Nominating and Governance Committee is also responsible for, among other things, reviewing and making recommendations regarding Independent Trustee compensation and the Trustees’ annual “self-assessment.” Mr. Pugliese is the chair of the Nominating and Governance Committee. The Nominating and Governance Committee meets periodically, as necessary, but at least annually. For the fiscal period ending October 31, 2025, the Nominating and Governance Committee met once with respect to the Trust.

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Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o Tidal Trust II, 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204, unless otherwise indicated. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Eric W. Falkeis(1) Born: 1973	Principal Executive Officer, Interested Trustee, Chairman	Principal Executive Officer since 2022, Indefinite term; Interested Trustee, Chairman, since 2022, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018); President (2018 to 2024), Principal Executive Officer, Interested Trustee and Chairman, of Tidal ETF Trust (since 2018).
William H. Woolverton, Esq. Born: 1951	Chief Compliance Officer and AML Compliance Officer	AML Compliance Officer since 2023, Indefinite term; Chief Compliance Officer, Indefinite term; since 2022	Chief Compliance Officer (since 2023), Compliance Adviser (2022 to 2023), Tidal Investments LLC; Senior Compliance Adviser, ACA Global (2020 to 2023); Director, Hadron Specialty Insurance Company (since 2023) Operating Partner, Altamont Capital Partners (private equity firm) (2021 to present).
Ally L. Mueller Born: 1979	President	Indefinite term; since 2025	SVP of Launches & Client Success Management (since 2025), VP of Launches & Client Success Management (2024 to 2025), Head of ETF Launches and Client Success (2023 to 2024), Head of ETF Launches and Finance Director (2019 to 2023), Tidal ETF Services LLC.
Aaron J. Perkovich Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2023	SVP of Fund Administration (since 2024), Head of Fund Administration (2023 to 2024), Fund Administration Manager (2022 to 2023), Tidal ETF Services LLC; Assistant Director Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).
Lissa M. Richter Born: 1979	Vice President	Indefinite term; since 2025	VP of Fund Governance and Compliance (since 2024), ETF Regulatory Manager, Tidal ETF Services LLC (2021 to 2024); Senior Paralegal, Rafferty Asset Management, LLC (2013 to 2020).
Kelly J. Lavari Born: 1967	Secretary	Indefinite term; since 2025	VP of Fund Governance and Compliance (since 2024), Fund Governance Specialist (2023 to 2024), Compliance Manager – Global Credit Finance, State Street Bank & Trust (2016 to 2023).
Peter Chappy Born: 1975	Assistant Treasurer	Indefinite term; since 2023	AVP of Fund Administration (since 2024), Fund Administration Manager, Tidal ETF Services LLC (2023 to 2024); Product Owner, Allvue Systems (2022 to 2023); Senior Business Consultant, Refinitiv (2015 to 2022); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008 to 2015).
Melissa Breitzman Born: 1983	Assistant Treasurer	Indefinite term; since 2023	VP of Fund Administration (since 2024), Fund Administration Manager, Tidal ETF Services LLC (2023 to 2024); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005 to 2023).
(1)	Mr. Falkeis is considered an “interested person” of the Trust due to his positions as Principal Executive Officer and Chairman of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

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Trustee Ownership of Shares. The Fund is required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

As of December 31, 2025, Mr. Marquina beneficially owned shares of certain series of the Trust as follows, and no other Trustee owned shares of any series of the Trust:

Trustee	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Shares of Series of the Trust
Javier Marquina	None	Over $100,000

As of December 31, 2025, neither the Independent Trustees nor members of their immediate family, owned securities beneficially or of record in the Adviser the Distributor (as defined below), or an affiliate of the Adviser or the Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Board Compensation. As of January 1, 2026, the Independent Trustees and Mr. Pugliese each receive a quarterly retainer of $35,000 plus $10,000 for each regular meeting attended and $3,000 for each special meeting attended. The Independent Trustees and Mr. Pugliese also receive reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee receives an annual retainer of $60,000, the Audit Committee Chair receives an annual retainer of $60,000, the Audit Committee vice chair receives an annual retainer of $30,000 and the Nominating and Governance Committee Chair receives an annual retainer of $20,000. The Trust has no pension or retirement plan.

From July 1, 2025 to December 31, 2025, the Independent Trustees each received a quarterly retainer of $25,000 plus $8,000 for each regular meeting attended and $3,000 for each special meeting attended. The Independent Trustees also received reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee received an annual retainer of $60,000, the Audit Committee Chair received an annual retainer of $60,000 and the Audit Committee Vice-Chair received an annual retainer of $20,000.

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From January 1, 2025 through June 30, 2025, the Independent Trustees each received a quarterly retainer of $25,000 plus $5,000 for each meeting attended. The Independent Trustees also received reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee received an annual retainer of $35,000 and the Audit Committee Chair received an annual retainer of $30,000.

Prior to January 1, 2025, the Independent Trustees each received $25,000 for each regular quarterly meeting attended and $2,500 for each special meeting attended, as well as reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee received an annual retainer of $25,000 and the Audit Committee Chair received an annual retainer of $20,000.

The following table shows the compensation earned by each Trustee for the Fund’s current fiscal year ending October 31, 2025. Independent Trustee fees are an obligation of the Trust and are paid by the Adviser, as are other Trust expenses. The Trust pays the Adviser a unitary fee which the Adviser uses to pay Trust expenses. Trustee compensation shown below does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Aggregate Compensation From the Fund	Total Compensation From Fund Complex Paid to Trustees
Interested Trustees
Eric W. Falkeis	$0	$0
Domenick Pugliese(1)	$0	$0
Independent Trustees
Javier Marquina	$0	$162,500
Michelle McDonough	$0	$228,000
David Norris	$0	$207,500

(1)	Mr. Pugliese became a Trustee after the end of the fiscal period ended October 31, 2025.

PRINCIPAL SHAREHOLDERS, CONTROL PERSONS AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of February 3, 2026, to the best of the Trust’s knowledge, the following shareholders were considered to be principal shareholders of the Fund:

Name and Address	% of Ownership	Type of Ownership
The Northern Trust Company 50 South Lasalle Chicago, IL 60603	48.61%	Record
National Financial Services LLC 245 Summer Street Boston, MA 02210	13.16%	Record
LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	11.20%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	8.54%	Record
Janney Montgomery Scott LLC 1717 Arch Street Philadelphia, PA 19103	7.20%	Record

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As of February 3, 2026, to the best of the Trust’s knowledge, no person was a control person of a Fund and the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

CODES OF ETHICS

The Trust, the Adviser, and the Sub-Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser, and the Sub-Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust, the Adviser, or the Sub-Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust, the Adviser, or the Sub-Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be found at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES

The Board has delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”), which have been adopted by the Trust as the policies and procedures that will be used when voting proxies on behalf of the Fund.

In the absence of a conflict of interest, the Adviser will generally vote “for” routine proposals, such as the election of directors, approval of auditors, and amendments or revisions to corporate documents to eliminate outdated or unnecessary provisions. Unusual or disputed proposals will be reviewed and voted on a case-by-case basis. The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Fund and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.

The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 833-594-4586, (2) on the Fund’s website at www.hiltoncm.com or (3) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISER

Tidal Investments LLC, a Tidal Financial Group company, located at 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204, serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund subject to the direction and oversight of the Board. The Adviser is responsible for the day-to-day management of the Fund’s portfolio, including determining the securities purchased and sold by the Fund and trading portfolio securities on behalf of the Fund. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other related services necessary for the Fund to operate. The Adviser provides oversight of the Sub-Adviser and reviews the Sub-Adviser’s performance. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping, and administrative services. Under the Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund except for the Excluded Expenses, as defined in the Prospectus. For services provided to the Fund, the Fund pays the Adviser a unitary management fee at an annual rate of 1.29%, which is calculated daily and paid monthly, based on the Fund’s average daily net assets.

The Advisory Agreement with respect to the Fund will continue in force for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Adviser or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or the Adviser.

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The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding, or sale of any security.

The table below shows management fees paid by the Fund to the Adviser for the fiscal period indicated.

Management Fee
For June 10, 2025 (commencement of operations) to October 31, 2025	$68,231

INVESTMENT SUB-ADVISER

The Adviser has retained Hilton Capital Management, LLC (the “Sub-Adviser”), located at 1010 Franklin Avenue, Suite 300A Garden City, NY 11530, to serve as investment sub-adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”).

The Sub-Adviser is responsible for monitoring the Index’s composition, evaluating bond liquidity and market conditions, and overseeing the Fund’s passive strategy to minimize tracking error and while seeking efficient Index replication, subject to the supervision of the Adviser and the Board. The Sub-Adviser will provide recommendations to the Adviser regarding Index tracking and rebalancing considerations.

The Sub-Adviser has agreed to assume a portion of the Adviser’s obligation to pay expenses incurred by the Fund, except for Excluded Expenses. For assuming the payment obligations for the Fund, the Adviser has agreed to pay Sub-Adviser a portion of the profits, if any, generated by the Fund’s unitary management fee. Such expenses incurred by the Fund and paid by the Sub-Adviser include fees charged by Tidal ETF Services, LLC, the Fund’s administrator and an affiliate of the Adviser.

The Sub-Advisory Agreement with respect to the Fund will continue in force for an initial period of two years. Thereafter, the Sub- Advisory Agreement will be renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast at a meeting in a manner permitted by the 1940 Act (or pursuant to exemptive relief therefrom) called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time, without penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on 60 days’ written notice to the Trust and the other party. The Sub-Advisory Agreement provides that the relevant Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The table below shows management fees paid by the Fund to the Sub-Adviser for the fiscal period indicated.

Paid to Sub-Adviser
For June 10, 2024 (commencement of operations) to October 31, 2025	$68,533

PORTFOLIO MANAGERS

The Fund is managed jointly and primarily by Messrs. O’Brien and Oxenham, each a Portfolio Manager for the Sub-Adviser, and Messrs. McCaig and Foy, each a Portfolio Manager for the Adviser.

Other Accounts. In addition to the Fund, the portfolio managers managed the following other accounts as of October 31, 2025.

Alexander Oxenham, Portfolio Manager for the Sub-Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	1	$129.27	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,414	$1,557.26	0	$0

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Michael O’Brien, CFA Portfolio Manager for the Sub-Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Ben McCaig, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	7	$4,056	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Stephen Foy, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	18	$880	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Portfolio Manager Fund Ownership. The Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of October 31, 2025, Messrs. Oxenham and O’Brien of the Sub-Adviser did not beneficially own any Shares of the Fund. As of October 31, 2025, Messrs. McCaig and Foy did not beneficially own any Shares of the Fund.

Portfolio Manager Compensation. Each of Mr. McCaig and Mr. Foy is compensated by the Adviser with a base salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Fund. Messrs. McCaig and Foy are each equity owners of the Adviser, and therefore may benefit indirectly from the revenue generated by the Fund’s Advisory Agreement with the Adviser.

Each of Mr. Oxenham and Mr. O’Brien is compensated by the Sub-Adviser with a salary and discretionary bonus tied to professional growth and the profitability of the firm overall. Each are not compensated based on the performance of the portfolios under their purview. Mr. Oxenham is also a 3% equity partner in Hilton Capital Management and may benefit indirectly from revenue associated with the Fund.

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Description of Material Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Fund. A potential conflict of interest may arise as a result, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. For instance, the portfolio managers may receive fees from certain accounts that are higher than the fees received from the Fund, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager has an incentive to favor the higher and/or performance-based fee accounts over the Fund. To mitigate these conflicts, the Adviser and the Sub-Adviser have each established policies and procedures to ensure that the purchase and sale of securities among all accounts the firm manages are fairly and equitably allocated.

THE DISTRIBUTOR

The Trust and Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group (dba ACA Group), (the “Distributor”), are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund and distributes Shares on a best efforts basis. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 190 Middle Street, Suite 301, Portland, ME 04101.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the Fund and (2) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

For the fiscal period June 10, 2025 (commencement of operations) to October 31, 2025, the Fund did not incur underwriting commissions and the Distributor did not retain any amounts.

Intermediary Compensation. The Adviser, the Sub-Adviser, or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks, and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.

Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars, and printed communications). The Adviser and the Sub-Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker, or other investment professional, if any, may also be significant to such adviser, broker, or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker, or investment professional if they receive similar payments from their Intermediary firm.

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Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments their Intermediary firm may receive. Any payments made by the Adviser, the Sub-Adviser, or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

If you have any additional questions, please call 833-594-4586.

Distribution (Rule 12b-1) Plan. The Trust has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by the Fund under the Plan may only be imposed after approval by the Board.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Independent Trustees”). None of the Independent Trustees have a direct or indirect financial interest in the Plan or in any agreements related to the Plan. The Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders. The Board has determined that the Plan is likely to benefit the Fund by providing an incentive for brokers, dealers, and other financial intermediaries to engage in sales and marketing efforts on behalf of the Fund and to provide enhanced services to shareholders. The Board also determined that the Plan may enhance the Fund’s ability to sell shares and access important distribution channels.

The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Shares. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Independent Trustees.

The Plan provides that the Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, and insurance companies including, without limit, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing, or arranging for others to provide, shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (1) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (2) marketing and promotional services, including advertising; (3) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (4) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (5) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers, mutual fund supermarkets, and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (6) facilitating communications with beneficial owners of Shares, including the cost of providing, or paying others to provide, services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (7) such other services and obligations as are set forth in the Distribution Agreement.

ADMINISTRATOR

Tidal ETF Services LLC (the “Administrator”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Fund’s administrator. The Administrator is located at 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204. Pursuant to the Fund Administration Servicing Agreement between the Trust and the Administrator, the Administrator provides the Trust with, or arranges for, administrative, compliance, and management services (other than investment advisory services) to be provided to the Trust and the Board. Pursuant to the Fund Administration Servicing Agreement, officers or employees of the Administrator serve as the Trust’s principal executive officer, principal financial officer, and chief compliance officer, the Administrator coordinates the payment of Fund-related expenses, and the Administrator manages the Trust’s relationships with its various service providers. As compensation for the services it provides, the Administrator receives a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. The Administrator also is entitled to certain out-of-pocket expenses for the services mentioned above.

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The table below shows fees paid for administration services by the Adviser to the Administrator with respect to the Fund for the fiscal period indicated.

Fees Paid to the Administrator
For June 10, 2025 (commencement of operations) to October 31, 2025	$15,671

SUB-ADMINISTRATOR AND TRANSFER AGENT

Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s sub-administrator and transfer agent.

Pursuant to a Fund Sub-Administration Servicing Agreement and a Fund Accounting Servicing Agreement between the Trust and Global Fund Services, Global Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. In this capacity, Global Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Global Fund Services a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Global Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

The table below shows fees paid for sub-administration services by the Adviser to Global Fund Services with respect to the Fund for the fiscal period indicated.

Fees Paid to the Sub-Administrator
For June 10, 2025 (commencement of operations) to October 31, 2025	$11,753

CUSTODIAN

Pursuant to a Custody Agreement, U.S. Bank National Association (“U.S. Bank”), 1555 North Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as the custodian (the “Custodian”) of the Fund’s assets. U.S. Bank is the parent company of Global Fund Services. The Custodian holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, the Custodian receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1251 Avenue of the Americas 19th Floor, New York, New York 10020, serves as legal counsel for the Trust and the Independent Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and through financial reporting and news services including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

DESCRIPTION OF SHARES

The Third Amended and Restated Declaration of Trust (“Declaration of Trust”) authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in the Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.

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Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters upon the written request of shareholders holding at least a majority of the outstanding shares of the Trust entitled to vote at such meeting. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee or officer of the Trust, and upon the due approval of the Trustees, each person who is, or has been an employee or agent of the Trust, and, upon due approval of the Trustees, any person who is serving or has served at the Trust’s request as a director, officer, partner, trustee, employee, agent, or fiduciary of another organization with respect to any alleged acts or omissions while acting within the scope of a Trustee’s service in such a position. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for a Trustee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/ dealers. The Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Purchase and Redemption of Shares in Creation Units — Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash Creation Unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units — Creation Transaction Fee” and “ — Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of the Fund’s shareholders, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.

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The Adviser may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services, and computer software and access charges which are directly related to investment research.

Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser, but only if the Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to (1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate, (2) cause clients to engage in more securities transactions than would otherwise be optimal, and (3) only recommend brokers that provide soft dollar benefits.

The Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s expenses to the extent that the Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser effectively cross subsidizing the other accounts managed by the Adviser that benefit directly from the product. The Adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The table below shows aggregate brokerage commissions paid with respect to the Fund for the fiscal period indicated:

Brokerage Commissions
For June 10, 2025 (commencement of operations) to October 31, 2025	$0

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund or the Adviser for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal period June 10, 2025 (commencement of operations) to October 31, 2025, the Fund did not pay brokerage commissions to any registered broker-dealer affiliates of the Fund, the Adviser, or the Sub-Adviser.

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Directed Brokerage. For the fiscal period June 10, 2025 (commencement of operations) to October 31, 2025, the Fund has not paid any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (1) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (2) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (3) sold the largest dollar amounts of Shares.

For the fiscal period June 10, 2025 (commencement of operations) to October 31, 2025, the Fund did not acquire any securities of its “regular brokers and dealers” or their parent companies.

PORTFOLIO TURNOVER RATE

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities and securities transferred in-kind) by the average market value of the Fund. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

The table below shows the portfolio turnover rate with respect to the Fund for the fiscal period indicated.

Portfolio Turnover
For June 10, 2025 (commencement of operations) to October 31, 2025	23%

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number, and at such place as such DTC Participant may reasonably request, in order that such notice, statement, or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

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Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interest in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall act either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and redeems Shares only in Creation Units on a continuous basis through the Transfer Agent, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for regular trading.

Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Securities. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund may change from time to time.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

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All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for orders to purchase Creation Units is expected to be 2:00 p.m. Eastern Time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units must be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 2:00 p.m. Eastern Time for the Fund (or such other time as specified by the Trust) on the contractual settlement date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the contractual settlement date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the contractual settlement date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. Eastern Time for the Fund, with the Custodian on the contractual settlement date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. Eastern Time for the Fund on the contractual settlement date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the required Deposit Securities (or the cash value thereof) have been delivered to the account of the Custodian (or sub-custodian, as applicable), the Transfer Agent, the Adviser and the Sub-Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The typical settlement date for each transaction will be within one day of the transaction (commonly referred to as “T+1”), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

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Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 2:00 p.m. Eastern Time for the Fund (or such other time as specified by the Trust) on the contractual settlement date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the contractual settlement date.

Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to the Fund including if (1) the order is not in proper form; (2) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (3) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (4) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (5) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (6) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process; and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Notwithstanding the Trust’s ability to reject an order for creation units, the Trust will only do so in a manner consistent with any current or future SEC rulemaking or guidance relating thereto; provided that, no such suspension of the issuance of creation units will be done in a manner that impairs the arbitrage mechanism for investors.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Fund, regardless of the number of Creation Units created in the transaction, can be found in the table below. The Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

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In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Name of Fund	Fixed Creation Transaction Fee	Maximum Variable Transaction Fee
Hilton BDC Corporate Bond ETF	$500	2.00%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities (defined below) from the Trust to their account or on their order.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE FUND WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. If the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

The typical settlement date for each redemption transaction will be within one day of the transaction (or T+1), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the receipt of redemption proceeds may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

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In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Name of Fund	Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
Hilton BDC Corporate Bond ETF	$500	2.00%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 2:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds will generally be made within by the next Business Day of the trade date, as discussed above.

The Trust may in its discretion exercise its option to cause the Fund to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares of such Fund based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

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DETERMINATION OF NET ASSET VALUE

NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by Global Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Fund’s NAV per Share, such Fund’s investments are generally valued using a pricing service. The Fund may use various pricing services, or discontinue the use of any pricing service, as approved by the Adviser from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. For assets traded on an exchange, the Fund may value investments using market valuations. A market valuation generally means a valuation (1) obtained from an exchange, a pricing service, or a major market maker (or dealer), (2) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (3) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share.

When market valuations are not “readily available” or are deemed to be unreliable, consistent with Rule 2a-5 under the 1940 Act, the Trust and the Adviser have adopted procedures and methodologies wherein the Adviser, serving as the Fund’s Valuation Designee (as defined in Rule 2a-5), determines the fair value of Fund investments.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions, and Taxes.”

General Policies. The Fund intends to pay out dividends and interest income, if any, monthly, and distribute any net realized capital gains to its shareholders at least annually.

Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

The Fund will declare and pay income and capital gain distributions, if any, in cash. Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Fund makes additional distributions to the extent necessary (1) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (2) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income at the Fund level.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund issued by the Trust of the Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

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The tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years before January 1, 2026. There were only minor changes with respect to the specific rules applicable to RICs, such as the Fund. The Tax Act, however, also made numerous other changes to the tax rules that may affect shareholders and the Fund. Subsequent legislation has modified certain changes to the U.S. federal income tax rules made by the Tax Act which may, in addition, affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how this legislation affects your investment in the Fund.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, local, or foreign taxes.

Taxation of the Fund. The Fund will elect and intends to qualify each year to be treated as a RIC under the Code. As such, the Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. Generally, to be taxed as a RIC, the Fund must distribute in each taxable year at least 90% of its “investment company taxable income” (before the deduction for dividends paid) for the taxable year, which includes, among other items, dividends, interest, net short-term capital gain, and net foreign currency gain, less expenses, as well as 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or foreign currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (2) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, subject to special rules in the event the Fund makes an election under Section 4982(e)(4) of the Code, (commonly referred to as “post-October losses”), and certain other late-year losses.

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Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

As of the most recent fiscal period ended October 31, 2025, the Hilton BDC Corporate Bond ETF had no short-term capital loss carryovers and no long-term capital loss carryovers.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for either the one-year period ending on October 31 of that year, or, if the Fund makes an election under Section 4982(e)(4) of the Code, the Fund’s fiscal year, subject to an increase for any shortfall in the prior year’s distribution. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

The Fund intends to distribute substantially all of its net investment income and net capital gain to shareholders for each taxable year. If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax at regular corporate rates to the extent any such income or gains are not distributed. The Fund may elect to designate certain amounts retained as undistributed net capital gain as deemed distributions in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net long-term capital gains in excess of net short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.

The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporate shareholders, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at long-term capital gain rates. Given the investment strategy of the Fund, it is unlikely that any dividends paid by the Fund will be qualified dividends or be eligible for the corporate dividends paid deduction.

Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable to the shareholder even though it may economically represent a return of a portion of the shareholder’s investment.

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To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares. A sale or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for an exchanger who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares composing the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Fund Investments. Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding Fund-level income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a Fund-level tax.

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Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that they are not subject to “backup withholding;” or (4) fails to provide a certified statement that they are a U.S. person (including a U.S. resident alien). The backup withholding rate is at a rate set under Section 3406 of the Code. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Non-U.S. Shareholders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to a U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year (based on a formula that factors in presence in the U.S. during the two preceding years as well). Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on distributions of net investment income paid to (a) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (b) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation, except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are generally not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of the Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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Other Issues. In those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

FINANCIAL STATEMENTS

The Fund’s audited financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Fund’s Annual Certified Shareholder Report on Form N-CSR for the fiscal period ended October 31, 2025, are incorporated herein by reference. You may request a copy of the Fund’s annual report  at no charge by calling 833-594-4586 or through the Fund’s website at www.hiltoncm.com.

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SMCO	Hilton Small-MidCap Opportunity ETF

listed on The Nasdaq Stock Market, LLC

PROSPECTUS

February 26, 2026

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Hilton Small-MidCap Opportunity ETF- Fund Summary

Investment Objective

The Hilton Small-MidCap Opportunity ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.55%

(1)	The Fund’s adviser, Tidal Investments LLC (the “Adviser”), will pay, or require a sub-adviser to pay, all expenses incurred by the Fund, (except for its advisory fees and sub-advisory fees, as the case my be) excluding, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), litigation expenses, and other non-routine or extraordinary expenses.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Fund is actively managed by its investment sub-adviser, Hilton Capital Management, LLC (the “Sub-Adviser”). The Sub-Adviser uses its proprietary Small & Mid Cap Opportunities investment process (“SMCO Process”) to seek risk-adjusted returns (returns relative to the risks taken) by investing in U.S. equity securities within the small- and mid-cap asset classes. Using the SMCO Process, the Sub-Adviser seeks to identify mispriced stocks (i.e., stocks whose current market prices do not accurately reflect the Sub-Adviser’s estimate of their fundamental earnings potential). The Sub-Adviser believes that its disciplined approach will lead to attractive long-term returns.

The Sub-Adviser starts with a universe of small- and mid-capitalization stocks (i.e., companies with market capitalizations ranging from $750 million to $30 billion at the time of first purchase). The Sub-Adviser uses both valuation considerations and fundamental analyses to identify potential investment ideas. The SMCO Process is “bottom up” oriented (e.g., a company-by-company analysis of factors such as price-to-earnings ratios, earnings per share, etc.).

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The Sub-Adviser utilizes the SMCO Process to search for potential investments throughout the spectrum of equities. This spectrum encompasses value stocks, which are primarily attractive due to their undervaluation; growth stocks, which are appealing primarily because of their revenue and/or profit growth; and core stocks, which are those that exhibit characteristics of both value and growth stocks. By employing this approach, the Sub-Adviser aims to identify investment opportunities that, in its opinion, are attractive at every stage of the economic cycle, including both periods of economic expansion and contraction.

The Sub-Adviser then assesses potential investments in light of its views on the current and anticipated macroeconomic environment (i.e., upswing, mid-cycle, or contraction in the broader economy), current industry market trends, and the quality of the company’s management team. Following this assessment, the Sub-Adviser seeks stocks of companies that not only are valued soundly but that the Sub-Adviser views as poised to benefit from improving business prospects.

Unlike a strictly “deep value” approach, which focuses solely on stocks that are significantly undervalued, the Sub-Adviser adopts a more flexible stance. It considers a range of stocks, from those with low valuations to those priced moderately and even some that may seem overvalued, based on its belief in the company’s potential for long-term success.

The Fund’s portfolio will typically consist of between 50-75 stocks. The Fund’s portfolio will consistently consist of stocks that the Sub-Adviser deems fundamentally attractive and reasonably valued. Typically, new positions will represent between 1.0% and 2.0% of the Fund’s value. No position will exceed 5% of the Fund’s value at the time of purchase.

Position sizes will be adjusted based on the Sub-Adviser’s periodic evaluations, reflecting changes in risk/reward dynamics. A holding will be fully liquidated if the Sub-Adviser determines that a stock is fully valued, encounters a discrepancy related to fundamental expectations, or identifies more favorable investment opportunities.

Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings, will be invested in equity securities of small- and mid-capitalization companies. The 80% policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon approval by the Board of Trustees (the “Board”) of Tidal Trust II (the “Trust”) and 60 days’ written notice to shareholders.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in The Fund.”

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which they appear.

Equity Market Risk. By virtue of the Fund’s investments in equity securities the Fund is exposed to equity securities both directly and indirectly which subjects the Fund to equity market risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Market Capitalization Risks.

●	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some medium capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.

●	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to mid- and large-capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

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Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

Investment Strategy Risk. The Fund is subject to the risk that the Sub-Adviser’s Small & Mid Cap Opportunities investment process (SMCO Process) may not achieve its objective of seeking risk-adjusted returns. The value of the Fund’s portfolio could decrease if the Sub-Adviser’s judgments about the attractiveness, value, or market trends of the stocks selected for the Fund prove incorrect.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

ETF Risks.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. Any such decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a premium or discount to its NAV and also greater than normal intraday bid-ask spreads.

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○	Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility and there may be widening bid-ask spreads. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant and there may be furthering widening bid-ask spreads.

○	Trading. Although Shares are listed for trading on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The bar chart shows the annual returns for the Fund year over year. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance and another benchmark that is more representative of the Fund’s investment strategy. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.hiltonetfs.com.

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Calendar Year Ended December 31,

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 10.99% for the quarter ended March 31, 2024 and the lowest quarterly return was -7.30% for the quarter ended March 31, 2025.

Average Annual Total Returns

For the Periods Ended December 31, 2025

	1 Year	Since Inception November 28, 2023
Return Before Taxes	6.43%	15.78%
Return After Taxes on Distributions	6.12%	15.55%
Return After Taxes on Distributions and Sale of Fund Shares	3.93%	12.21%
Russell 2500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	11.91%	17.59%
Russell 3000 Total Return Index (reflects no deduction for fees, expenses, or taxes)	17.15%	22.70%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investors tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred or other tax-advantaged arrangements such as an individual retirement account (“IRA”). In certain cases, the figures representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Investment Adviser

Tidal Investments LLC (“Tidal” or the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser

Hilton Capital Management, LLC (“Sub-Adviser”) serves as investment sub-adviser to the Fund.

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Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Thomas Maher for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2023.

Timothy Reilly for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2023.

Qiao Duan, CFA, Portfolio Manager for Tidal, has been a portfolio manager of the Fund since its inception in 2023.

Andy Hicks, Portfolio Manager for Tidal, has been a portfolio manager of the Fund since January 2026.

CFA® is a registered trademark owned by the CFA Institute.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on the Exchange and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.hiltonetfs.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND

Investment Objective

The Hilton Small-MidCap Opportunity ETF’s investment objective is to seek long-term capital appreciation.

An investment objective is fundamental if it cannot be changed without the consent of the holders of a majority of the outstanding Shares. The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of Tidal Trust II (the “Trust”). The Fund will notify shareholders in writing at least 60 days before making any changes to its investment objective.

Additional Information About the Fund’s Principal Investment Strategies

The following information is in addition to, and should be read along with, the description of the Fund’s principal investment strategies in the section titled “Fund Summary — Principal Investment Strategies” above.

The Fund’s “80%” policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.

Principal Risks of Investing in the Fund

The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s NAV per share, trading price, yield, total return and/or ability to meet its investment objective. Additional information about each such risk and its potential impact on the Fund is set forth below.

ETF Risks.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. Any such decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a premium or discount to its NAV and also greater than normal intraday bid-ask spreads.

○	Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility and there may be widening bid-ask spreads. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant and there may be furthering widening bid-ask spreads.

○	Trading. Although Shares are listed for trading on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares.

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Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

Equity Market Risk. By virtue of the Fund’s investments in equity securities the Fund is exposed to common stocks directly and/or indirectly which subjects the Fund to equity market risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Investment Strategy Risk. The Fund is subject to the risk that the Sub-Adviser’s Small & Mid Cap Opportunities investment process (SMCO Process) may not achieve its objective of seeking risk-adjusted returns. The value of the Fund’s portfolio could decrease if the Sub-Adviser’s judgments about the attractiveness, value, or market trends of the stocks selected for the Fund prove incorrect.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

Market Capitalization Risks.

●	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some medium capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.

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●	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to mid- and large-capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PORTFOLIO HOLDINGS INFORMATION

Information about the Fund’s daily portfolio holdings is available on the Fund’s website at www.hiltonetfs.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (the “SAI”).

MANAGEMENT

Investment Adviser

Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, located at 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204, is an SEC-registered investment adviser and a Delaware limited liability company. Tidal was founded in March 2012 and is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of January 31, 2026, Tidal had assets under management of approximately $50.52 billion and served as the investment adviser or sub-adviser for 343 registered funds.

Tidal serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”). The Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions. The Adviser provides oversight of the Sub-Adviser and review of its performance. The Adviser also arranges for sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. For the services it provides to the Fund, the Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

Under the Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unitary management fee payable to the Adviser (collectively, the “Excluded Expenses”).

Investment Sub-Adviser

Hilton Capital Management, LLC

Hilton Capital Management, LLC (the “Sub-Adviser”), located at 1010 Franklin Avenue, Suite 300A Garden City, NY 11530, serves as investment sub-adviser to the Fund. The Sub-Adviser was founded in 2001 and provides investment advisory services to individual clients and institutions. The Sub-Adviser became registered as an investment advisor with the SEC in 2001. As of January 31, 2026, the Sub-Adviser had approximately $1.89 billion in assets under management.

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The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio, including determining the securities and financial instruments purchased and sold by the Fund, subject to the supervision of the Adviser and the Board.

For its services as sub-adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, which fee is calculated daily and payable monthly, at an annual rate of 0.40% of the average daily net assets of the Fund. However, as Fund Sponsor, Sub-Adviser may automatically waive all or a portion of its sub-advisory fee. See “Fund Sponsor” below for more information.

Advisory and Sub-Advisory Agreements

A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement and Sub-Advisory Agreement is available in the Fund’s Annual Certified Shareholder Report on Form N-CSR for the fiscal year ended October 31, 2025.

Portfolio Managers

The following individuals (each, a “Portfolio Manager”) serve as portfolio managers of the Fund, positions Messrs. Maher and Reilly and Ms. Duan have held since its inception in 2023, and Mr. Hicks has held since January 2026. Messrs. Maher and Reilly are primarily responsible for the day-to-day management of the Fund’s securities investments. Ms. Duan and Mr. Hicks oversee trading and execution for the Fund.

Thomas B. Maher, Portfolio Manager for the Sub-Adviser

Mr. Maher serves as Portfolio Manager at the Sub-Adviser, having joined the firm in 2019. From 2003 to 2018, Mr. Maher held various positions at Lord Abbett and was partner & portfolio manager for the last 8 years. In 1989, Mr. Maher received a Bachelor of Science in Business Administration degree from Georgetown University. He received a Master of Business Administration from New York University’s Stern School of Business in 1996.

Timothy Reilly President, Portfolio Manager for the Sub-Adviser

Mr. Reilly joined the Sub-Adviser in 2017. In addition to his work as a portfolio manager, Mr. Reilly monitors risk management across all Hilton strategies. Prior to joining the Sub-Adviser, Mr. Reilly was a Managing Director at Bank of America, where he oversaw their Global Convertible Sales and Trading business. He was responsible for risk management, trading and distribution of the convertible products. Prior to Bank of America, Mr. Reilly was a Managing Director at Goldman Sachs, where he managed their U.S. Convertible Trading business. Mr. Reilly graduated from Harvard University with a B.S. in Economics.

Qiao Duan, CFA®, Portfolio Manager for the Adviser

Qiao Duan serves as Portfolio Manager at the Adviser, having joined the firm in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan previously served as a portfolio manager for the Exponential ETFs from their inception in May 2019 until October 2020. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.

Andy Hicks, Portfolio Manager for the Adviser

Mr. Hicks serves as SVP of Trading for the Adviser, having joined the Adviser in September 2025. Mr. Hicks previously served as Director of ETF Portfolio Management, Trading, and Research at SS&C ALPS Advisors for over ten years. Prior to SS&C ALPS Advisors, Mr. Hicks held roles as a Senior Equity Trader and Research Analyst with Virtus Investment Partners, specializing in equity and ETF trading, and a head equity trader for SCM Advisors. With over 20 years of experience, Mr. Hicks holds an accounting/ finance degree from Miami University (Ohio) and an MBA in Finance from the University of Colorado – Denver.

CFA® is a registered trademark owned by the CFA Institute.

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The Fund’s SAI provides additional information about each Portfolio Manager’s compensation structure, other accounts that each Portfolio Manager manages, and each Portfolio Manager’s ownership of Shares.

FUND SPONSOR

The Adviser has entered into a fund sponsorship agreement with the Sub-Adviser pursuant to which it is a sponsor of the Fund. Under this arrangement, the Sub-Adviser has agreed to provide financial support (as described below) to the Fund. In turn, the Adviser has agreed to share with the Sub-Adviser a portion of the profits, if any, generated by the Fund’s Advisory Fee.

Every month, unitary management fees for the Fund are calculated and paid to the Adviser, and the Adviser retains a portion of the unitary management fees from the Fund.

If the amount of the unitary management fees for the Fund exceeds the Fund’s operating expenses (including the sub-advisory fee) and the Adviser-retained amount, that excess amount is considered “remaining profit.” In that case, the Adviser will pay the remaining profits to the Sub-Adviser.

During months when the funds generated by the unitary management fee are insufficient to cover the entire sub-advisory fee, that fee is automatically waived, and such waiver is not subject to recoupment. Further, if the amount of the unitary management fee for the Fund is less than the Fund’s operating expenses and the Adviser-retained amount, the Sub-Adviser is obligated to reimburse the Adviser for the amount of the shortfall.

HOW TO BUY AND SELL SHARES

The Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

In order to purchase Creation Units of the Fund, an AP must generally deposit a designated portfolio of equity securities (the “Deposit Securities”) and/or a designated amount of U.S. cash. Purchases and redemptions of Creation Units primarily with cash, rather than through in-kind delivery of portfolio securities, may cause the Fund to incur certain costs. These costs could include brokerage costs or taxable gains or losses that it might not have incurred if it had made redemption in-kind. These costs could be imposed on the Fund, and thus decrease the Fund’s NAV, to the extent that the costs are not offset by a transaction fee payable by an AP.

Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

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Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” through your brokerage account.

Frequent Purchases and Redemptions of Shares

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Share trading prices in line with the Fund’s NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and the Adviser reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for regular business. The NAV for the Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security or other asset held by the Fund or is determined to be unreliable, the security or other asset will be valued at fair value estimates under guidelines established by the Adviser (as described below).

Fair Value Pricing

The Board has designated the Adviser as the “valuation designee” for the Fund under Rule 2a-5 of the 1940 Act, subject to its oversight. The Adviser has adopted procedures and methodologies, which have been approved by the Board, to fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been delisted or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions, and the specific facts giving rise to the need to fair value the investment. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Adviser’s valuation procedures. The Adviser will fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the investment upon the sale of such investment.

Investments by Other Registered Investment Companies in the Fund

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust or rule under the 1940 Act, including that such investment companies enter into an agreement with the Fund.

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Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund intends to pay out dividends and interest income, if any, annually, and distribute any net realized capital gains to its shareholders at least annually. The Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

The Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (institutional investors only).The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this Prospectus. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Taxes on Distributions

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income or qualified dividend income. Taxes on distributions of net capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned their Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains to shareholders. Distributions of short-term capital gain will generally be taxable to shareholders as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Due to the Fund’s principal investment strategies described above, the Fund may have only a limited amount of or no qualified dividend income to distribute. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

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Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

In addition to the federal income tax, certain individuals, trusts, and estates with income exceeding specified thresholds may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on distributions of net investment income paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the Internal Revenue Service (“IRS”) the identity of certain of its account-holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that they are not subject to such withholding.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of substantially identical Shares.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

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Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year and as a short-term capital gain or loss if such Shares have been held for one year or less.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Important Tax Considerations When Purchasing Fund Shares

If you are investing through a taxable account, you should carefully consider the timing of your investment relative to the Fund’s distribution schedule. Purchasing Fund Shares shortly before a distribution may increase your tax liability, a situation commonly referred to as “buying a dividend.”

When the Fund makes a distribution, its Share price typically drops by an amount roughly equal to the distribution. As a hypothetical example, if you invest $5,000 to purchase 250 Shares at $20 per Share on December 15, and the Fund pays a $1 per share distribution on December 16, the Share price would adjust to $19 (ignoring market fluctuations). Although your total investment value remains $5,000 (250 Shares × $19 in Share value plus 250 Shares × $1 distribution), you would owe taxes on the $250 distribution, even if you reinvest the distribution rather than receiving it in cash.

Distributions are taxable to shareholders even if they are paid from income or gains realized by the Fund before you invested, and even if they were reflected in the purchase price of the Shares. Consequently, you may incur taxes on income or gains that accrued before your investment, without corresponding benefit.

Unless you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement plan, you may wish to avoid purchasing Fund Shares shortly before a distribution. You can minimize the potential tax impact by reviewing the Fund’s distribution schedule prior to investing. Information about the Fund’s distribution schedule can be found on the Fund’s website at www.hiltonetfs.com.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to foreign, state, and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

DISTRIBUTION

Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group (dba ACA Group), (the “Distributor”), the Fund’s distributor, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101.

The Board has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares.

No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found on the Fund’s website at www.hiltonetfs.com.

15

ADDITIONAL NOTICES

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser, the Sub-Adviser, and the Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

The Third Amended and Restated Declaration of Trust (“Declaration of Trust”) provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Fund’s Trustees. The Declaration of Trust details various information, certifications, undertakings and acknowledgments that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The Declaration of Trust further provides that shareholders owning Shares representing no less than a majority of the Fund’s outstanding shares must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose. The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or the Fund, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of the Fund, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the Fund, generally. Under the Declaration of Trust, a shareholder bringing a direct claim must be a shareholder of the Fund with respect to which the direct action is brought at the time of the injury complained of or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time. The Declaration of Trust further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. These provisions do not apply to claims brought under the federal securities laws.

The Declaration of Trust also requires that actions by shareholders against the Fund be brought exclusively in a federal or state court located within the State of Delaware. This provision will not apply to claims brought under the federal securities laws. Limiting shareholders’ ability to bring actions only in courts located in Delaware may cause shareholders economic hardship to litigate the action in those courts, including paying for travel expenses of witnesses and counsel, requiring retaining local counsel, and may limit shareholders’ ability to bring a claim in a judicial forum that shareholders find favorable for disputes, which may discourage such actions.

16

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the Fund’s fiscal years/periods shown. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual Certified Shareholder Annual Report on Form N-CSR, which is available upon request.

Financial Highlights	Hilton ETFs

For a share outstanding throughout the period presented

Hilton Small-MidCap Opportunity ETF

	Year Ended October 31, 2025	Period ended October 31, 2024(a)
PER SHARE DATA:

Net asset value, beginning of period	$24.80	$20.00

INVESTMENT OPERATIONS:
Net investment income (loss)(b)	0.13	0.10
Net realized and unrealized gain (loss) on investments(c)	2.03	4.71
Total from investment operations	2.16	4.81

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.01)
Total distributions	(0.12)	(0.01)
Net asset value, end of period	$26.84	$24.80

TOTAL RETURN(d)	8.70%	24.08%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$124,800	$93,630
Ratio of expenses to average net assets(e)	0.55%	0.55%
Ratio of net investment income (loss) to average net assets(e)	0.50%	0.47%
Portfolio turnover rate(d)(f)	26%	15%

(a)	Inception date of the Fund was November 28, 2023.
(b)	Net investment income (loss) per share has been calculated based on average shares outstanding during the periods.
(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the periods.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate excludes in-kind transactions, if any.

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Hilton Small-MidCap Opportunity ETF

Adviser	Tidal Investments LLC 234 West Florida Street, Suite 700 Milwaukee, Wisconsin 53204	Sub-Adviser	Hilton Capital Management, LLC 1010 Franklin Avenue, Suite 300A Garden City, NY 11530
Distributor	Foreside Fund Services, LLC 190 Middle Street, Suite 301 Portland, Maine 04101	Administrator	Tidal ETF Services LLC 234 West Florida Street, Suite 700 Milwaukee, WI 53204
Custodian	U.S. Bank National Association 1555 North Rivercenter Dr. Milwaukee, Wisconsin 53212	Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, PA 19103
Sub-Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202	Legal Counsel	Sullivan & Worcester LLP 1251 Avenue of the Americas, 19th Floor New York, New York 10020

Investors may find more information about the Fund in the following documents:

Statement of Additional Information: The Fund’s SAI provides additional details about the investments of the Fund and certain other additional information. A current SAI dated February 26, 2026, as supplemented from time to time, is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You can request free copies of these documents, request other information or make general inquiries about the Fund by contacting the Fund at Hilton Capital Management ETFs, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252 or calling 833-594-4586.

Shareholder reports, the Fund’s current Prospectus and SAI and other information about the Fund are available:

●	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
●	Free of charge from the Fund’s Internet website at www.hiltonetfs.com; or
●	For a duplicating fee, by e-mail request to publicinfo@sec.gov.

The SAI and other information are also available from a financial intermediary (such as a broker-dealer or bank) through which the Fund’s shares may be purchased or sold.

(SEC Investment Company Act File No. 811-23793)

18

SMCO	Hilton Small-MidCap Opportunity ETF

listed on The Nasdaq Stock Market, LLC

STATEMENT OF ADDITIONAL INFORMATION

February 26, 2026

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for the Hilton Small-MidCap Opportunity ETF (the “Fund”), a series of Tidal Trust II (the “Trust”), dated February 26, 2026, as may be supplemented from time to time (the “Prospectus”). Capitalized terms used in this SAI that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge, by calling the Fund at 833-594-4586, visiting www.hiltoncm.com or writing to the Fund at Hilton Capital Management ETFs, c/o U.S. Bank Global Fund Services, P.O. Box 219252 Kansas City, Missouri 64121-9252.

The Fund’s audited financial statements for the fiscal period ended October 31, 2025 are incorporated into this SAI by reference to the Fund’s most recent Annual Certified Shareholder Report  on Form N-CSR (File No. 811-23793). A copy of the Fund’s Annual Certified Shareholder Report may be obtained at no charge by contacting the Fund at the address or phone number noted above.

GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company consisting of multiple series, including the Fund. This SAI relates to the Hilton Small-MidCap Opportunity ETF. The Trust was organized as a Delaware statutory trust on January 13, 2022. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”). Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Fund and Hilton Capital Management, LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund.

The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on The Nasdaq Stock Market, LLC (the “Exchange”). Shares trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment, or entirely for cash. As a practical matter, only institutions or large investors, known as “Authorized Participants” or “APs,” purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not individually redeemable.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS

The Fund’s investment objective and principal investment strategies are described in the Prospectus under “Investment Objective” and “Principal Investment Strategies,” respectively. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Diversification

The Fund is “diversified” within the meaning of the 1940 Act. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer, other than investments in cash and cash items (including receivables), U.S. government securities, and securities of other investment companies. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.

In addition, the Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objectives. See “Federal Income Taxes” in this SAI for further discussion.

General Risks

The value of the Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in the Fund could lose money over short or long periods of time.

There can be no guarantee that a liquid market for the securities held by the Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid-ask spreads are wide.

Financial markets, both domestic and foreign, have recently experienced an unusually high degree of volatility. Continuing events and possible continuing market turbulence may have an adverse effect on Fund performance.

Cyber Security Risk. Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, Sub-Adviser, Custodian (defined below), Transfer Agent (defined below), intermediaries, or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices and the associated risk factors. The Fund will invest in any of the following instruments or engage in any of the following investment practices only if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies. In addition, certain of the techniques and investments discussed in this SAI are not principal strategies of the Fund as disclosed in the Prospectus, and while such techniques and investments are permissible for the Fund to utilize, the Fund is not required to utilize such non-principal techniques or investments.

Borrowing

Under the 1940 Act, the Fund may borrow up to one-third (1/3) of its total assets. The Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Depositary Receipts

To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.

Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

The Fund will not invest in any unlisted depositary receipts or any depositary receipt that is deemed to be illiquid or for which pricing information is not readily available. In addition, all depositary receipts generally must be sponsored. However, the Fund may invest in unsponsored depositary receipts under certain limited circumstances. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the depositary receipts.

Equity Securities

Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in the Fund’s portfolio may also cause the value of the Fund’s Shares to decline.

An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of Shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Types of Equity Securities:

Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Smaller Companies. The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.

Tracking Stocks. The Fund may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

When-Issued Securities. A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When the Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Rule 18f-4 under the 1940 Act permits the Fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4.

Illiquid and Restricted Investments

Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limit shall be observed continuously.

The Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Fund’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities.

Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Fund or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, the Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct transactions in those securities.

Investment Company Securities

The Fund may invest in the securities of other investment companies, including closed-end funds such as business development companies, money market funds and ETFs, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle. The Fund generally may purchase or redeem, without limitations, shares of any affiliated or unaffiliated money market mutual funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale, or redemption or if such fees are paid, the Adviser waives its management fee in an amount necessary to offset the amounts paid.

If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with its own operations.

Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

However, registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1), subject to certain conditions. The Fund may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest beyond the stated limits in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

The Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (1) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund; and (2) the sales load charged on Shares is no greater than the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Fund may also rely on Rule 12d1-4 under the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Initial Public Offering Risk

The Fund may, on a limited basis, participate in IPOs. The market value of IPO shares may fluctuate considerably and is often subject to speculative trading due to factors such as the absence of a prior public market, unseasoned trading, a smaller number of shares available for trading and limited information available about the issuer, its business model, the quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Such stocks may have exhibited price appreciation in connection with the IPO that is not sustained, and it is not uncommon for stocks to decline in value in the period following the IPO. Additionally, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Money Market Funds

The Fund may invest in underlying money market funds that either seek to maintain a stable $1 NAV (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV market funds”). Although an underlying stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the Fund to lose money by investing in such a money market fund. Because the share price of an underlying variable NAV market fund will fluctuate, when the Fund sells the shares it owns they may be worth more or less than what the Fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

Other Short-Term Instruments

The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service or “A-1” by S&P Global Ratings or, if unrated, of comparable quality as determined by the Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Sub-Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Securities Lending

The Fund may lend portfolio securities to certain creditworthy borrowers. The Fund did not participate in securities lending for the fiscal period ended October 31, 2025. The borrowers provide collateral that is maintained in an amount at least equal to the current value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The lending Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser or Sub-Adviser.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Repurchase Agreements

The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A “Business Day” is any day on which the New York Stock Exchange (“NYSE”) is open for regular trading. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund’s custodian bank until repurchased. No more than an aggregate of 15% of the Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Tax Risks

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-deferred retirement account or other tax-advantaged arrangement, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

Temporary Defensive Strategies

Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies. For temporary defensive purposes during adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, such as U.S. Government obligations, investment grade debt securities and other money market instruments. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.

2.	Make loans, except to the extent permitted under the 1940 Act.

3.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”) or securities of companies engaged in the real estate business.

4.	Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.

6.	Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by securities of the U.S. government (including its agencies and instrumentalities), registered investment companies and tax-exempt securities of state or municipal governments and their political subdivisions, are not considered to be issued by members of any industry.

7.	With respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to the Fund’s investments in the securities of the U.S. government, or its agencies or instrumentalities, or other investment companies).

In determining its compliance with the fundamental investment restriction on concentration, the Fund will look through to the underlying holdings of any investment company that publicly publishes its underlying holdings on a daily basis. In addition, if an underlying investment company does not publish its holdings daily but has a policy to concentrate or has otherwise disclosed that it is concentrated in a particular industry or group of related industries, the Fund will consider such investment company as being invested in such industry or group of related industries. Additionally, in determining its compliance with the fundamental investment restriction on concentration, the Fund will look through to the user or use of private activity municipal bonds to determine their industry.

For purposes of applying the limitation set forth in the concentration policy set forth above, the Fund may use the Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, MSCI Global Industry Classification System, FTSE/Dow Jones Industry Classification Benchmark (ICB) system, or any other reasonable industry classification system (including systems developed by the Adviser) to identify each industry. The Fund’s method of applying the limitations in the above concentration policy, including the classification levels used, may differ from those of the Trust’s other series.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange may, but is not required to, remove Shares of the Fund from the listing under any of the following circumstances: (1) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the Investment Company Act of 1940; (2) the Fund no longer complies with the Exchange’s requirements for Shares; or (3) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove Shares of the Fund from listing and trading upon termination of the Fund.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board oversees the management and operations of the Trust. Like all registered investment companies, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Sub-Adviser, the Distributor, the Administrator, the Sub-Administrator, the Custodian, and the Transfer Agent, each of whom is discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations. In addition, the Adviser provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Board meets regularly with the CCO to discuss compliance and operational risks and the Audit Committee meets with the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

The full Board also receives reports from the Adviser as to investment risks of the Fund. In addition to these reports, from time to time the full Board receives reports from the Administrator and the Adviser as to enterprise risk management.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser, Sub-Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available, or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are five members of the Board, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Mr. Eric W. Falkeis serves as Chairman of the Board and is an interested person of the Trust.

The Board is composed of a majority (60 percent) of Independent Trustees. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board has a Lead Independent Trustee, who acts as the primary liaison between the Independent Trustees and management. Ms. Michelle McDonough currently serves as the Lead Independent Trustee of the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o Tidal Trust II, 234 W Florida St, Suite 700, Milwaukee, Wisconsin 53204.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees(3)
Javier Marquina Born: 1973	Trustee	Indefinite term; since 2022	Founder and Chief Executive Officer of ARQ Consultants Inc. (since 2019); Interim CEO for the Americas of Acciona Inmobiliaria (2020 to 2021); Head of Investment Team for Latin America for GLL Real Estate Partners (2016 to 2020).	393	Board Vice-Chairman of Inmobiliaria Specturm (Guatemala and UK); Independent Board Member of LATAM Logistics Properties S.A. (Columbia, Peru and Costa Rica) Independent Board Member of Logistic Properties of the Americas

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Michelle McDonough Born: 1980	Trustee	Indefinite term; since 2022	Chief Operating Officer, Trillium Asset Management LLC (2010 to June 2024)	393	Trillium Asset Management, LLC (2020 to June 2024)
Dave Norris Born: 1976	Trustee	Indefinite term; since 2022	Consulting work with Rubin Brown CPA services (since December 2024); Consulting work with RedRidge Diligence Services (2023 to 2024); Chief Operating Officer, RedRidge Diligence Services (2011 to 2023)	393	None
Interested Trustees(3)
Eric W. Falkeis(4) Born: 1973	Principal Executive Officer, Trustee, and Chairman	Principal Executive Officer since 2022, Indefinite term; Trustee, and Chairman, since 2022, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018); President and Principal Executive Officer (since 2018).	551	Independent Director, Muzinich Direct Lending Income Fund, Inc. (since 2023); Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (27 series) (since 2011); Trustee and Chairman of Tidal Trust I (since 2018); Trustee and Chairman of Tidal Trust III (since 2025); Trustee and Chairman of Tidal Trust IV (since 2025); Trustee and Chairman of Tidal Trust V (since 2025)
Domenick Pugliese(5) Born: 1961	Trustee	Indefinite term; since 2026	Partner, Sullivan & Worcester LLP (a law firm) (2019 to present).	393	None.

(1)	The Trustees have designated a mandatory retirement age of 78, such that each Trustee, serving as such on the date he or she reaches the age of 78, shall submit his or her resignation not later than the last day of the calendar year in which his or her 78th birthday occurs.

(2)	The group of Funds sponsored by Tidal and managed by the Adviser or its affiliates, including Tidal ETF Trust, Tidal Trust II and Tidal Trust III.

(3)	All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (the “Independent Trustees”).

(4)	Mr. Falkeis is considered an “interested person” of the Trust due to his positions as Principal Executive Officer and Chairman of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

(5)	Mr. Pugliese, is a partner of Sullivan & Worcester LLP, which serves as legal counsel to the Trust. Mr. Pugliese has served as the lead partner representing the Trust and the Trust’s Independent trustees. As the lead partner in the firm that serves as legal counsel to the Trust, Mr. Pugliese is considered an “interested person,” of the Trust as defined under the 1940 Act.

Individual Trustee Qualifications.

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. The Board annually conducts a ‘self-assessment’ wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Trust.

The Board has concluded that Mr. Marquina should serve as a Trustee because of his substantial business experience related to commercial real estate investment and business development through his current position as CEO and Founder at ARQ Consultants Inc., as well as through former positions. Mr. Marquina’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Ms. McDonough should serve as a Trustee because of her substantial financial services experience, including experience with operations, compliance, IT, service provider oversight and management. For over a decade, Ms. McDonough served as COO of Trillium Asset Management and in that capacity oversaw all non-investment functions for the firm. Ms. McDonough’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Norris should serve as a Trustee because of his substantial experience across multitude of industries and operated businesses. Mr. Norris’ business operation experience consists of capital raising, business development, investor relations, strategic planning, treasury management, deal execution, restructuring, and oversight of back-office functions. Mr. Norris serves as the Trust’s Audit Committee Financial Expert. Mr. Norris’ experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Falkeis should serve as a Trustee because of his substantial investment company experience and his experience with financial, accounting, investment, and regulatory matters through his former position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services” or the “Transfer Agent”), a full service provider to ETFs, mutual funds, and alternative investment products, from 1997 to 2013, as well as a Trustee and Chairman of Tidal Trust I from 2018 to present, Trustee and Chairman of Tidal Trust III from 2025 to present, Trustee and Chairman of Tidal Trust IV from 2025 to present and Trustee and Chairman of Tidal Trust V from 2025 to present. In addition, he has experience consulting with investment advisors regarding the legal structure of mutual funds, distribution channel analysis, and actual distribution of those funds. Mr. Falkeis also has substantial managerial, operational, technological, and risk oversight related experience through his former position as Chief Operating Officer of the advisers to the Direxion mutual fund and ETF complex. Mr. Falkeis’ experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Pugliese should serve as a Trustee because of his substantial and deep experience in the investment company industry, working with registered investment companies and their boards on all aspects of investment company regulation for more than 35 years. From his experience serving as counsel to mutual funds and exchange traded funds and as counsel to fund boards, as well as his specific experience serving as counsel to the Trust and its Independent Trustees, Mr. Pugliese has intimate knowledge of Board operations and responsibilities, the Trust and the Adviser, their products, operations, personnel and resources Mr. Pugliese’s extensive knowledge of the investment management industry, boards’ operations and responsibilities and the operation and oversight of exchange-traded funds led to the Board’s conclusion that he is valuable to the Board in its oversight of the Trust.

Board Committees. The Board has established the following standing committees of the Board:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust and is chaired by an Independent Trustee. Mr. Norris is chair of the Audit Committee and he presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved written charter. The chair of the Audit Committee may delegate certain tasks to a vice chair. Ms. McDonough currently serves as vice chair of the Audit Committee. The principal responsibilities of the Audit Committee include overseeing the Trust’s accounting and financial reporting policies and practices and its internal controls; overseeing the quality, objectivity and integrity of the Trust’s financial statements and the independent audits thereof; monitoring the independent auditor’s qualifications, independence, and performance; acting as a liaison between the Trust’s independent auditors and the full Board; pre-approving all auditing services to be performed for the Trust; reviewing the compensation and overseeing the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; pre-approving all permitted non-audit services (including the fees and terms thereof) to be performed for the Trust; pre-approving all permitted non-audit services to be performed for any investment adviser or sub-adviser to the Trust by any of the Trust’s independent auditors if the engagement relates directly to the operations and financial reporting of the Trust; meeting with the Trust’s independent auditors as necessary to (1) review the arrangement for and scope of the annual audits and any special audits, (2) discuss any matters of concern relating to the Fund’s financial statements, (3) consider the independent auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and Trust management’s responses thereto, and (4) review the form of opinion the independent auditors propose to render to the Board and the Fund’s shareholders; discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Fund’s financial statements; and reviewing and discussing reports from the independent auditors on (1) all critical accounting policies and practices to be used, (2) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, (3) other material written communications between the independent auditor and management, including any management letter, schedule of unadjusted differences, or management representation letter, and (4) all non-audit services provided to any entity in the Trust that were not pre-approved by the Committee; and reviewing disclosures made to the Committee by the Trust’s principal executive officer and principal accounting officer during their certification process for the Fund’s Form N-CSR. For the fiscal period ending October 31, 2025, the Audit Committee met one time with respect to the Fund.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially escalating further to other entities). For the fiscal period ending October 31, 2025, the QLCC did not meet with respect to the Trust.

Nominating and Governance Committee. The Board has a standing Nominating and Governance Committee that is composed of each of the Independent Trustees of the Trust and Mr. Pugliese. The Nominating and Governance Committee operates under a written charter approved by the Board. The Nominating and Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Nominating and Governance Committee generally will not consider nominees recommended by shareholders. The Nominating and Governance Committee is also responsible for, among other things, reviewing and making recommendations regarding Independent Trustee compensation and the Trustees’ annual “self-assessment.” Mr. Pugliese is the chair of the Nominating and Governance Committee. The Nominating and Governance Committee meets periodically, as necessary, but at least annually. For the fiscal period ending October 31, 2025, the Nominating and Governance Committee met once with respect to the Trust.

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o Tidal Trust II, 234 West Florida St, Suite 700, Milwaukee, Wisconsin 53204, unless otherwise indicated. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Eric W. Falkeis (1) Born: 1973	Principal Executive Officer, Interested Trustee, Chairman	Principal Executive Officer since 2022, Indefinite term; Interested Trustee, Chairman, since 2022, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017–2018); Co-Founder, President, Principal Executive Officer, Interested Trustee and Chairman of Tidal ETF Trust (since 2018).
William H. Woolverton, Esq. Born: 1951	Chief Compliance Officer and AML Compliance Officer	AML Compliance Officer since 2023, Indefinite term; Chief Compliance Officer, Indefinite term; since 2022	Chief Compliance Officer (since 2023), Compliance Adviser (2022 to 2023), Tidal Investments LLC; Senior Compliance Adviser, ACA Global (2020 to 2023); Director, Hadron Specialty Insurance Company (since 2023) Operating Partner, Altamont Capital Partners (private equity firm) (2021 to present).
Ally L. Mueller Born: 1979	President	Indefinite term; since 2025	SVP of Launches & Client Success Management (since 2025), VP of Launches & Client Success Management (2024 to 2025), Head of ETF Launches and Client Success (2023 to 2024), Head of ETF Launches and Finance Director (2019 to 2023), Tidal ETF Services LLC.
Aaron J. Perkovich Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2023	SVP of Fund Administration (since 2024), Head of Fund Administration (2023 to 2024), Fund Administration Manager (2022 to 2023), Tidal ETF Services LLC; Assistant Director Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).
Lissa M. Richter Born: 1979	Vice President	Indefinite term; since 2025	VP of Fund Governance and Compliance (since 2024), ETF Regulatory Manager, Tidal ETF Services LLC (2021 to 2024); Senior Paralegal, Rafferty Asset Management, LLC (2013 to 2020).
Kelly J. Lavari Born: 1967	Secretary	Indefinite term; since 2025	VP of Fund Governance and Compliance (since 2024), Fund Governance Specialist (2023 to 2024), Compliance Manager – Global Credit Finance, State Street Bank & Trust (2016 to 2023).
Peter Chappy Born: 1975	Assistant Treasurer	Indefinite term; since 2023	AVP of Fund Administration (since 2024), Fund Administration Manager, Tidal ETF Services LLC (2023 to 2024); Product Owner, Allvue Systems (2022 to 2023); Senior Business Consultant, Refinitiv (2015 to 2022); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008 to 2015).
Melissa Breitzman Born: 1983	Assistant Treasurer	Indefinite term: since 2023	VP of Fund Administration (since 2024), Fund Administration Manager, Tidal ETF Services LLC (2023 to 2024); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005 to 2023).

(1)	Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer and Chairman of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

Trustee Ownership of Shares. The Fund is required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

As of December 31, 2025, Mr. Marquina beneficially owned shares of certain series of the Trust as follows, and no other Trustee owned shares of any series of the Trust:

Trustee	Dollar Range of Shares Owned in the Predecessor Fund	Aggregate Dollar Range of Shares of Series of the Trust
Javier Marquina	None	Over $100,000

As of December 31, 2025, neither the Independent Trustees nor members of their immediate family, owned securities beneficially or of record in the Adviser the Distributor (as defined below), or an affiliate of the Adviser or the Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Board Compensation. As of January 1, 2026, the Independent Trustees and Mr. Pugliese each receive a quarterly retainer of $35,000 plus $10,000 for each regular meeting attended and $3,000 for each special meeting attended. The Independent Trustees and Mr. Pugliese also receive reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee receives an annual retainer of $60,000, the Audit Committee Chair receives an annual retainer of $60,000, the Audit Committee vice chair receives an annual retainer of $30,000 and the Nominating and Governance Committee Chair receives an annual retainer of $20,000. The Trust has no pension or retirement plan.

From July 1, 2025 to December 31, 2025, the Independent Trustees each received a quarterly retainer of $25,000 plus $8,000 for each regular meeting attended and $3,000 for each special meeting attended. The Independent Trustees also received reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee received an annual retainer of $60,000, the Audit Committee Chair received an annual retainer of $60,000 and the Audit Committee Vice-Chair received an annual retainer of $20,000.

From January 1, 2025 through June 30, 2025, the Independent Trustees each received a quarterly retainer of $25,000 plus $5,000 for each meeting attended. The Independent Trustees also received reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee received an annual retainer of $35,000 and the Audit Committee Chair received an annual retainer of $30,000.

Prior to January 1, 2025, the Independent Trustees each received $25,000 for each regular quarterly meeting attended and $2,500 for each special meeting attended, as well as reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee received an annual retainer of $25,000 and the Audit Committee Chair received an annual retainer of $20,000.

The following table shows the compensation earned by each Trustee for the Fund’s fiscal year ending October 31, 2025. Independent Trustee fees are an obligation of the Trust and are paid by the Adviser, as are other Trust expenses. The Trust pays the Adviser a unitary fee which the Adviser uses to pay Trust expenses. Trustee compensation shown below does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Aggregate Compensation From the Fund	Total Compensation From Fund Complex Paid to Trustees
Interested Trustees
Eric W. Falkeis	$0	$0
Domenick Pugliese(1)	$0	$0
Independent Trustees
Javier Marquina	$0	$162,500
Michelle McDonough	$0	$228,000
David Norris	$0	$207,500

(1)	Mr. Pugliese became a Trustee of the Fund after the end of its fiscal year ended October 31, 2025.

PRINCIPAL SHAREHOLDERS, CONTROL PERSONS AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of February 3, 2026, to the best of the Trust’s knowledge, the following shareholders were considered to be principal shareholders of the Fund:

Name and Address	% of Ownership	Type of Ownership
The Northern Trust Company 50 South Lasalle Chicago, IL 60603	41.39%	Record
Vanguard Marketing Corporation 100 Vanguard Boulevard Malvern, PA 19355	18.01%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	17.14%	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	8.96%	Record
National Financial Services LLC 245 Summer Street Boston, MA 02210	6.80%	Record

As of February 3, 2026, to the best of the Trust’s knowledge, no person was a control person of the Fund and the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

CODES OF ETHICS

The Trust, the Adviser and the Sub-Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser and the Sub-Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust, the Adviser, or the Sub-Adviser and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust, the Adviser or the Sub-Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be found at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES

The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”), which have been adopted by the Trust as the policies and procedures that will be used when voting proxies on behalf of the Fund.

In the absence of a conflict of interest, the Adviser will generally vote “for” routine proposals, such as the election of directors, approval of auditors, and amendments or revisions to corporate documents to eliminate outdated or unnecessary provisions. Unusual or disputed proposals will be reviewed and voted on a case-by-case basis. The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Fund and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.

The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 833-594-4586, (2) on the Fund’s website at www.hiltoncm.com or (3) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISER

Tidal Investments LLC, a Tidal Financial Group company, located at 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204, serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and oversight of the Board. Under the Advisory Agreement, the Adviser is also responsible for arranging sub-advisory, transfer agency, custody, fund administration and accounting, and other related services necessary for the Fund to operate. The Adviser is also responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions. The Adviser provides oversight of the Sub-Adviser and reviews the Sub-Adviser’s performance. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping, and administrative services. Under the Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund except for the Excluded Expenses, as defined in the Prospectus. For services provided to the Fund, the Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of 0.55% based on the Fund’s average daily net assets.

The Advisory Agreement will continue in force for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Adviser or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or the Adviser.

The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding, or sale of any security.

The table below shows management fees paid by the Fund to the Adviser for the fiscal period/year indicated.

Management Fee
Fiscal year ended October 31, 2025	$594,917
For November 28, 2023 (commencement of operations) to October 31, 2024	$317,788

INVESTMENT SUB-ADVISER

Hilton Capital Management, LLC – Investment Sub-Adviser

The Adviser has retained Hilton Capital Management, LLC (the “Sub-Adviser”), located at 1010 Franklin Avenue, Suite 300A Garden City, NY 11530 (the “Sub-Adviser”) to serve as the investment sub-adviser to Fund, pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. The Sub-Adviser became registered with the SEC in 2002.

Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day management of the Hilton Small-MidCap Opportunity ETF’s securities portfolio (and certain financial instruments), including determining the securities and other investment instruments purchased and sold the Fund, subject to the supervision of the Adviser and the Board. The Sub-Adviser is paid a fee by the Adviser, which is calculated daily and paid monthly at the rate of 0.40% based on the Fund’s average daily net assets.

The Sub-Advisory Agreement will continue in force for an initial period of two years. Thereafter, the Sub-Advisory Agreement will be renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually by (1) by the vote, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time, without penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on 60 days’ written notice to the Trust and the other party. The Sub-Advisory Agreement provides that the relevant Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The table below shows management fees paid by the Fund to the Sub-Adviser for the fiscal period indicated.

Paid to Sub-Adviser
Fiscal year ended October 31, 2025	$432,667
For November 28, 2023 (commencement of operations) to October 31, 2024	$231,119

PORTFOLIO MANAGERS

The Fund is managed jointly and primarily by Qiao Duan, CFA, Portfolio Manager for the Adviser, Andy Hicks, Portfolio Manager for the Adviser and Thomas Maher, Portfolio Manager for the Sub-Adviser and Timothy Reilly, Portfolio Manager for the Sub-Adviser.

Other Accounts. In addition to the Fund, the portfolio managers managed the following other accounts as of October 31, 2025.

Timothy Reilly, Portfolio Manager for Hilton Capital Management, LLC

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance-Based Fee	Total Assets of Accounts Subject to a Performance-Based Fee (in millions)
Registered Investment Companies	1	$129.27	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,414	$1,557.26	0	$0

Thomas Maher, Portfolio Manager for Hilton Capital Management, LLC

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance-Based Fee	Total Assets of Accounts Subject to a Performance-Based Fee (in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	89	$55.15	0	$0

Qiao Duan, CFA, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance-Based Fee	Total Assets of Accounts Subject to a Performance-Based Fee (in millions)
Registered Investment Companies	123	$23,797	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Andy Hicks1, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance-Based Fee	Total Assets of Accounts Subject to a Performance-Based Fee (in millions)
Registered Investment Companies	2	$215	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

1 Because Mr. Hicks became a portfolio manager of the Fund after its most recent fiscal year end, his information is as of December 31, 2025.

Portfolio Manager Fund Ownership. The Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of October 31, 2025, Messrs. Maher and Reilly of the Sub-Adviser each beneficially owned Shares of the Fund in the range of $100,001–$500,000. As of October 31, 2025, Mrs. Duan and Mr. Hicks did not beneficially own any Shares of the Fund.

Portfolio Manager Compensation.

Mrs. Duan and Mr. Hicks are compensated by the Adviser with a base salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Fund. Each of Mrs. Duan and Mr. Hicks is an equity owner of the Adviser, and therefore may benefit indirectly from the revenue generated by the Fund’s Advisory Agreement with the Adviser.

Each of Mr. Maher and Mr. Reilly is compensated by Hilton Capital Management, LLC with a fixed salary and discretionary bonus based on the financial performance and profitability of Hilton Capital Management, LLC and not based on the performance of the Fund.

Description of Material Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Fund. A potential conflict of interest may arise as a result, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of trades by the Fund, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of any Fund. For instance, the portfolio managers may receive fees from certain accounts that are higher than the fees received from the Fund, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager has an incentive to favor the higher and/or performance-based fee accounts over the Fund. To mitigate these conflicts, each of the Adviser and the Sub-Adviser have each established policies and procedures to ensure that the purchase and sale of securities among all accounts the firms manage are fairly and equitably allocated.

THE DISTRIBUTOR

The Trust and Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group (dba ACA Group), (the “Distributor”), are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund and distributes Shares on a best efforts basis. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 190 Middle Street, Suite 301, Portland, Maine 04101.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the Fund and (2) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

For the fiscal year ended to October 31, 2025, the Fund did not incur underwriting commissions and the Distributor did not retain any amounts.

Intermediary Compensation. The Adviser, the Sub-Adviser, or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks, and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.

Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars, and printed communications). The Adviser and the Sub-Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker, or other investment professional, if any, may also be significant to such adviser, broker, or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker, or investment professional if they receive similar payments from their Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments their Intermediary firm may receive. Any payments made by the Adviser, the Sub-Adviser, or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

If you have any additional questions, please call 833-594-4586.

Distribution (Rule 12b-1) Plan. The Trust has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by the Fund under the Plan may only be imposed after approval by the Board.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Independent Trustees”). None of the Independent Trustees have a direct or indirect financial interest in the Plan or in any agreements related to the Plan. The Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders. The Board has determined that the Plan is likely to benefit the Fund by providing an incentive for brokers, dealers, and other financial intermediaries to engage in sales and marketing efforts on behalf of the Fund and to provide enhanced services to shareholders. The Board also determined that the Plan may enhance the Fund’s ability to sell shares and access important distribution channels.

The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Shares. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Independent Trustees.

The Plan provides that the Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, and insurance companies including, without limit, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing, or arranging for others to provide, shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (1) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (2) marketing and promotional services, including advertising; (3) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (4) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (5) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers, mutual fund supermarkets, and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (6) facilitating communications with beneficial owners of Shares, including the cost of providing, or paying others to provide, services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (7) such other services and obligations as are set forth in the Distribution Agreement.

ADMINISTRATOR

Tidal ETF Services LLC (the “Administrator”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Fund’s administrator. The Administrator is located at 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204. Pursuant to the Fund Administration Servicing Agreement between the Trust and the Administrator, the Administrator provides the Trust with, or arranges for, administrative, compliance, and management services (other than investment advisory services) to be provided to the Trust and the Board. Pursuant to the Fund Administration Servicing Agreement, officers or employees of the Administrator serve as the Trust’s principal executive officer, principal financial officer, and chief compliance officer, the Administrator coordinates the payment of Fund-related expenses, and the Administrator manages the Trust’s relationships with its various service providers. As compensation for the services it provides, the Administrator receives a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. The Administrator also is entitled to certain out-of-pocket expenses for the services mentioned above.

The table below shows fees paid for administration services by the Adviser to the Administrator with respect to the Fund for the fiscal period/year indicated.

Fees Paid to the Administrator
Fiscal year ended October 31, 2025	$37,858
For November 28, 2023 (commencement of operations) to October 31, 2024	$25,808

SUB-ADMINISTRATOR AND TRANSFER AGENT

Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s sub-administrator and transfer agent.

Pursuant to a Fund Sub-Administration Servicing Agreement and a Fund Accounting Servicing Agreement between the Trust and Global Fund Services, Global Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. In this capacity, Global Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Global Fund Services a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Global Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

The table below shows fees paid for sub-administration services by the Adviser to Global Fund Services with respect to the Fund for the fiscal period/year indicated.

Fees Paid to the Sub-Administrator
Fiscal year ended October 31, 2025	$43,267
For November 28, 2023 (commencement of operations) to October 31, 2024	$25,256

CUSTODIAN

Pursuant to a Custody Agreement, U.S. Bank National Association (“U.S. Bank”), 1555 North Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as the custodian (the “Custodian”) of the Fund’s assets. U.S. Bank is the parent company of Global Fund Services. The Custodian holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, the Custodian receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1251 Avenue of the Americas, 19th Floor, New York, New York 10020, serves as legal counsel for the Trust and the Independent Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and through financial reporting and news services including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

DESCRIPTION OF SHARES

The Third Amended and Restated Declaration of Trust (“Declaration of Trust”) authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in the Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.

Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters upon the written request of shareholders holding at least a majority of the outstanding shares of the Trust entitled to vote at such meeting. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee or officer of the Trust, and upon the due approval of the Trustees, each person who is, or has been an employee or agent of the Trust, and, upon due approval of the Trustees, any person who is serving or has served at the Trust’s request as a director, officer, partner, trustee, employee, agent, or fiduciary of another organization with respect to any alleged acts or omissions while acting within the scope of a Trustee’s service in such a position. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for a Trustee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser or Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser or Sub-Adviser will rely upon their respective experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, and in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser and the Sub-Adviser owe a fiduciary duty to their clients to seek to provide best execution on trades effected. In selecting a broker/ dealer for each specific transaction, the Adviser and Sub-Adviser each chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/ dealers. The Adviser and Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Purchase and Redemption of Shares in Creation Units — Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash Creation Unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units — Creation Transaction Fee” and “ — Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Adviser or Sub-Adviser, as applicable, has determined that doing so is in the best interests of the Fund’s shareholders, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.

The Adviser and Sub-Adviser each may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser and Sub-Adviser do not “pay up” for the value of any such proprietary research. Section 28(e) of the 1934 Act permits the Adviser and Sub-Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser and Sub-Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services, and computer software and access charges which are directly related to investment research.

Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser and Sub-Adviser but only if the Adviser or Sub-Adviser, as applicable, determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to (1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate, (2) cause clients to engage in more securities transactions than would otherwise be optimal, and (3) only recommend brokers that provide soft dollar benefits.

The Adviser or Sub-Adviser, as applicable, faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser or Sub-Adviser, as applicable, can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s or Sub-Adviser’s expenses to the extent that the Adviser or Sub-Adviser, as applicable, would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser or Sub-Adviser, as applicable, to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser or Sub-Adviser, as applicable, may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser or Sub-Adviser, as applicable, effectively cross subsidizing the other accounts managed by the Adviser or Sub-Adviser, as applicable, that benefit directly from the product. The Adviser or Sub-Adviser, as applicable, may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

Each the Adviser and Sub-Adviser, respectively, are responsible, subject to oversight by the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser, Sub-Adviser, or any other Affiliates are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser or Sub-Adviser, as applicable. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The table below shows aggregate brokerage commissions paid with respect to the Fund for the fiscal period/year indicated:

Brokerage Commissions
Fiscal year ended October 31, 2025	$12,734
For November 28, 2023 (commencement of operations) to October 31, 2024	$3,698

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, or the Sub-Adviser for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal year ended October 31, 2025, the Fund did not pay brokerage commissions to any registered broker-dealer affiliates of the Fund, the Adviser, or the Sub-Adviser.

Directed Brokerage. For the fiscal year ended October 31, 2025, the Fund has not paid any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of Shares.

For the fiscal year ended October 31, 2025, the Fund did not acquire any securities of its “regular brokers and dealers” or their parent companies.

PORTFOLIO TURNOVER RATE

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities and securities transferred in-kind) by the average market value of the Fund. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

The table below shows the portfolio turnover rate with respect to the Fund for the fiscal period/year indicated.

Portfolio Turnover
Fiscal year ended October 2025	26%
For November 28, 2023 (commencement of operations) to October 31, 2024	15%

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interest in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall act either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and redeems Shares only in Creation Units on a continuous basis through the Transfer Agent, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for regular trading.

Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Securities. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund may change from time to time.

Cash Purchase. The Trust may at its discretion permit full or partial cash purchases of Creation Units of the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for orders to purchase Creation Units is expected to be 2:00 p.m. Eastern time for the Fund, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units must be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 2:00 p.m. Eastern Time for the Fund (or such other time as specified by the Trust) on the contractual settlement date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the contractual settlement date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the contractual settlement date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. Eastern Time for the Fund, with the Custodian on the contractual settlement date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. Eastern Time for the Fund on the contractual settlement date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the required Deposit Securities (or the cash value thereof) have been delivered to the account of the Custodian (or sub-custodian, as applicable), the Transfer Agent, the Adviser and the Sub-Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The typical settlement date for each transaction will be within one day of the transaction (commonly referred to as “T+1”), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 2:00 p.m. Eastern Time for the Fund (or such other time as specified by the Trust) on the contractual settlement date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the contractual settlement date.

Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to the Fund including if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Notwithstanding the Trust’s ability to reject an order for creation units, the Trust will only do so in a manner consistent with any current or future SEC rulemaking or guidance relating thereto; provided that, no such suspension of the issuance of creation units will be done in a manner that impairs the arbitrage mechanism for investors.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Fund, regardless of the number of Creation Units created in the transaction, can be found in the table below. The Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Fixed Creation Transaction Fee	Maximum Variable Transaction Fee
$300	2.00%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities (defined below) from the Trust to their account or on their order.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE FUND WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. If the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

The typical settlement date for each redemption transaction will be within one day of the transaction (or T+1), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the receipt of redemption proceeds may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.

Cash Redemption. Full or partial cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
$300	2.00%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 2:00 p.m. Eastern time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered. Deliveries of redemption proceeds will generally be made by the next Business Day following the trade date, as discussed above.

The Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by Global Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Fund may use various pricing services, or discontinue the use of any pricing service, as approved by the Adviser from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

When market valuations are not “readily available” or are deemed to be unreliable, consistent with Rule 2a-5 under the 1940 Act, the Trust and the Adviser have adopted procedures and methodologies wherein the Adviser, serving as the Fund’s Valuation Designee (as defined in Rule 2a-5), determines the fair value of Fund investments.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions, and Taxes.”

General Policies. The Fund intends to pay out dividends and interest income, if any, annually, and distribute any net realized capital gains to its shareholders at least annually.

Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Fund makes additional distributions to the extent necessary (1) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (2) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income at the Fund level.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund issued by the Trust of the Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years before January 1, 2026. There were only minor changes with respect to the specific rules applicable to RICs, such as the Fund. The Tax Act, however, also made numerous other changes to the tax rules that may affect shareholders and the Fund. Subsequent legislation has modified certain changes to the U.S. federal income tax rules made by the Tax Act which may, in addition, affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how this legislation affects your investment in the Fund.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, local, or foreign taxes.

Taxation of the Fund. The Fund will elect and intends to qualify each year to be treated as a RIC under the Code. As such, the Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. Generally, to be taxed as a RIC, the Fund must distribute in each taxable year at least 90% of its “investment company taxable income” (before the deduction for dividends paid) for the taxable year, which includes, among other items, dividends, interest, net short-term capital gain and net foreign currency gain, less expenses, as well as 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, subject to special rules in the event the Fund makes an election under Section 4982(e)(4) of the Code, (commonly referred to as “post-October losses”), and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

During the fiscal year ended October 31, 2025, the Hilton Small-MidCap Opportunity ETF had no short-term capital loss carryovers and no long-term capital loss carryovers.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for either the one-year period ending on October 31 of that year, or, if the Fund makes an election under Section 4982(e)(4) of the Code, the Fund’s fiscal year, subject to an increase for any shortfall in the prior year’s distribution. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

The Fund intends to distribute substantially all of its net investment income and net capital gain to shareholders for each taxable year. If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax at regular corporate rates to the extent any such income or gains are not distributed. The Fund may elect to designate certain amounts retained as undistributed net capital gain as deemed distributions in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net long-term capital gains in excess of net short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholders receive these distributions in cash or reinvest them in additional Shares.

The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporate shareholders, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at long-term capital gain rates.

Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain “qualified foreign corporations.” Subject to certain limitations, “qualified foreign corporations” include those incorporated in territories of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an ETF or an underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet certain holding period and other requirements with respect to dividend paying stocks in its portfolio, or the shareholder does not meet certain holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by the Fund of its net short-term capital gains will be taxable to shareholders as ordinary income.

In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to the Fund from other RICs are not eligible for the dividends-received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued final Treasury Regulations that permit a dividend or part of a dividend paid by a RIC and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Shares.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable to the shareholder even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares. A sale or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for an exchanger who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Fund Investments. Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding Fund-level income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve its qualification for treatment as a RIC. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a Fund-level tax.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that it is not subject to “backup withholding;” or (4) fails to provide a certified statement that it is a U.S. person (including a U.S. resident alien). The backup withholding rate is at a rate set under Section 3406 of the Code. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Foreign Shareholders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to a U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year (based on a formula that factors in presence in the U.S. during the two preceding years as well). Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (1) distributions of net investment income paid to (a) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (b) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation, except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are generally not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of the Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states which have income tax laws, the tax treatment of the Fund and of shareholders of the Fund with respect to distributions by the Fund may differ from federal tax treatment.

FINANCIAL STATEMENTS

The Fund’s audited financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Fund’s Annual Certified Shareholder Report on Form N-CSR for the fiscal period ended October 31, 2025, are incorporated herein by reference. You may request a copy of the Fund’s annual report  at no charge by calling 833-594-4586 or through the Fund’s website at www.hiltoncm.com.

TIDAL TRUST II

PART C: OTHER INFORMATION

Item 28. Exhibits

Exhibit No.	Description of Exhibit
(i)	Certificate of Trust of Tidal Trust II (formerly, Tidal ETF Trust II) (the “Trust” or the “Registrant”), previously filed with the Trusts registration statement on Form N-1A on April 26, 2022, is hereby incorporated by reference.
(ii)	Certificate of Amendment to Certificate of Trust, previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
(iii)	Registrant’s Third Amended and Restated Declaration of Trust, previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(iv)		Organizational Documents for Return Stacked® Cayman Subsidiary (for the Return Stacked® Bonds & Managed Futures ETF).
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(2)	Subsidiary Futures Trading Advisory Agreement, previously filed with Post-Effective Amendment No. 131 on Form N-1A on October 25, 2023 and is incorporated herein by reference.
	(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(5)	Tax Undertaking, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(v)		Organizational Documents for Newfound RSST Cayman Subsidiary (for the Return Stacked® U.S. Stocks & Managed Futures ETF).
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
	(2)	Subsidiary Futures Trading Advisory Agreement, previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
	(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
	(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
	(5)	Tax Undertaking, previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
	(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
(vi)		Organizational Documents for Newfound RSBY Cayman Subsidiary (for Return Stacked® Bonds & Futures Yield ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(2)	Subsidiary Futures Trading Advisory Agreement, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(5)	Tax Undertaking, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
(vii)		Organizational Documents for Cambria-Chesapeake Cayman Subsidiary (for Cambria Chesapeake Pure Trend ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.

	(2)	Subsidiary Futures Trading Advisory Agreement, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
	(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
	(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
	(5)	Tax Undertaking, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
	(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 216 on Form N-1A on May 22, 2024 and is incorporated herein by reference.
(viii)		Organizational Documents for Quantify Chaos Cayman Subsidiary (for STKd 100% Bitcoin & 100% Gold ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
	(2)	Subsidiary Sub-Advisory Agreement, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
	(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
	(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
	(5)	Tax Undertaking, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
	(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
(ix)		Organizational Documents for Return Stacked RSSX Cayman Subsidiary (for Return Stacked® U.S. Stocks & Gold/Bitcoin ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
	(2)	Subsidiary Futures Trading Advisory Agreement, previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
	(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
	(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
	(5)	Tax Undertaking, previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
	(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
(x)		Organizational Documents for Nicholas Crypto Income Cayman Subsidiary (for Nicholas Crypto Income ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
	(2)	Subsidiary Sub-Advisory Agreement, previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
	(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
	(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
	(5)	Tax Undertaking, previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
	(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
(xi)		Organizational Documents for Defiance Enhanced Long Vol Cayman Subsidiary (for Defiance Enhanced Long Vol ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 391 on Form N-1A on August 4, 2025 and is incorporated herein by reference.
	(2)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 391 on Form N-1A on August 4, 2025 and is incorporated herein by reference.
	(3)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 391 on Form N-1A on August 4, 2025 and is incorporated herein by reference.
	(4)	Tax Undertaking, previously filed with Post-Effective Amendment No. 391 on Form N-1A on August 4, 2025 and is incorporated herein by reference.

	(5)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 391 on Form N-1A on August 4, 2025 and is incorporated herein by reference.
(xii)	Organizational Documents for Cayman Subsidiary (Defiance Vol Carry Hedged ETF) – to be filed by amendment.
(xiii)	Organizational Documents for Quantify Chaos Cayman Subsidiary (for IncomeSTKd 1X US Stocks & 1X Bitcoin Premium ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
	(2)	Subsidiary Sub-Advisory Agreement (Quantify), previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
	(3)	Subsidiary Sub-Advisory Agreement (Convexitas), previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
	(4)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
	(5)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
	(6)	Tax Undertaking, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
	(7)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
(xiv)	Organizational Documents for Quantify Chaos Cayman Subsidiary (for IncomeSTKd 1X Bitcoin & 1X Gold Premium ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
	(2)	Subsidiary Sub-Advisory Agreement (Quantify), previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
	(3)	Subsidiary Sub-Advisory Agreement (Convexitas), previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
	(4)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
	(5)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
	(6)	Tax Undertaking, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
	(7)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
(xv)	Organizational Documents for Quantify Chaos Cayman Subsidiary (for Quantify 2X Daily Alt Season Crypto ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 505 on Form N-1A on January 2, 2026 and is incorporated herein by reference.
	(2)	Subsidiary Sub-Advisory Agreement, previously filed with Post-Effective Amendment No. 505 on Form N-1A on January 2, 2026 and is incorporated herein by reference.
	(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 505 on Form N-1A on January 2, 2026 and is incorporated herein by reference.
	(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 505 on Form N-1A on January 2, 2026 and is incorporated herein by reference.
	(5)	Tax Undertaking, previously filed with Post-Effective Amendment No. 505 on Form N-1A on January 2, 2026 and is incorporated herein by reference.
	(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 505 on Form N-1A on January 2, 2026 and is incorporated herein by reference.
(xvi)		Organizational Documents for Nicholas Gold Income Cayman Subsidiary (for Nicholas Gold Income ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
	(2)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
	(3)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
	(4)	Tax Undertaking, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
	(5)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
(xvii)		Organizational Documents for Nicholas Silver Income Cayman Subsidiary (for Nicholas Silver Income ETF)

		(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
		(2)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
		(3)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
		(4)	Tax Undertaking, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
		(5)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
	(xviii)		Organizational Documents for Nicholas Nuclear Income Cayman Subsidiary (for Nicholas Nuclear Income ETF)
		(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
		(2)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
		(3)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
		(4)	Tax Undertaking, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
		(5)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
	(xix)		Organizational Documents for Nicholas Defense and Rare Earth Income Cayman Subsidiary (for Nicholas Defense and Rare Earth Income ETF)
		(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
		(2)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
		(3)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
		(4)	Tax Undertaking, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
		(5)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
	(xx)		Organizational Documents for Newfound RSSY Cayman Subsidiary (for the Return Stacked® U.S. Stocks & Futures Yield ETF).
		(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
		(2)	Subsidiary Futures Trading Advisory Agreement, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
		(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
		(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
		(5)	Tax Undertaking, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
		(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(xxi)		Organizational Documents for Quantify Absolute Income Cayman Subsidiary (for Quantify Absolute Income ETF) – to be filed by amendment.
	(b)	Registrant’s Amended and Restated By-Laws, previously filed with Post-Effective Amendment No. 513 on Form N-1A on January 13, 2026 and is incorporated herein by reference.
	(c)	Instruments Defining Rights of Security Holders - See relevant portions of Declaration of Trust and By-Laws.
(d)	(i)	Investment Advisory Agreement between the Trust (on behalf of Carbon Collective Climate Solutions U.S. Equity ETF) and Toroso Investments, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(a) First Amendment to Investment Advisory Agreement adding Carbon Collective Short Duration Green Bond ETF, previously filed with Post-Effective Amendment No. 196 on Form N-1A on April 2, 2024 and is incorporated herein by reference.
	(ii)	Investment Advisory Agreement between the Trust (on behalf of YieldMax® AAPL Option Income Strategy ETF, YieldMax® AMZN Option Income Strategy ETF, YieldMax® BRK.B Option Income Strategy ETF, YieldMax® COIN Option Income Strategy ETF, YieldMax® META Option Income Strategy ETF, YieldMax® GOOG Option Income Strategy ETF, YieldMax® NFLX Option Income Strategy ETF, YieldMax® NVDA Option Income Strategy ETF, YieldMax® XYZ Option Income Strategy ETF, YieldMax® TSLA Option Income Strategy ETF, YieldMax® ARKK Option Income Strategy ETF, YieldMax® KWEB Option Income Strategy ETF, YieldMax® GDX Option Income Strategy ETF, YieldMax® XBI Option Income Strategy ETF, and YieldMax® TLT Option Income Strategy ETF) and Tidal Investments LLC (f/k/a Toroso Investments, LLC (Toroso)), previously filed with Post-Effective Amendment No. 32 on Form N-1A on November 21, 2022 and is incorporated herein by reference.

(i) First Amendment to Investment Advisory Agreement to add the following series: YieldMax® ABNB Option Income Strategy ETF, YieldMax® AMD Option Income Strategy ETF, YieldMax® MRNA Option Income Strategy ETF, YieldMax® PYPL Option Income Strategy ETF, YieldMax® DIS Option Income Strategy ETF, YieldMax® JPM Option Income Strategy ETF, YieldMax® MSFT Option Income Strategy ETF, YieldMax® XOM Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 111 on Form N-1A on August 14, 2023 and is incorporated herein by reference.
(ii) Second Amendment to Investment Advisory Agreement to add the following series: YieldMax® ADBE Option Income Strategy ETF, YieldMax® AI Option Income Strategy ETF, YieldMax® BA Option Income Strategy ETF, YieldMax® BIIB Option Income Strategy ETF, YieldMax® INTC Option Income Strategy ETF, YieldMax® NKE Option Income Strategy ETF, YieldMax® ORCL Option Income Strategy ETF, YieldMax® ROKU Option Income Strategy ETF, YieldMax® SNOW Option Income Strategy ETF, YieldMax® TGT Option Income Strategy ETF and YieldMax® ZM Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.
(iii) Third Amendment to Investment Advisory Agreement to add the following series: YieldMax® Universe Fund of Option Income ETFs and YieldMax® Magnificent 7 Fund of Option Income ETFs, previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(iv) Fourth Amendment to Investment Advisory Agreement to add the following series: YieldMax® Ultra Option Income Strategy ETF and YieldMax® MSTR Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.
(v) Fifth Amendment to Investment Advisory Agreement to add the following series: YieldMax® TSLA Short Option Income Strategy ETF, YieldMax® Innovation Short Option Income Strategy ETF, YieldMax® NVDA Short Option Income Strategy ETF, YieldMax® COIN Short Option Income Strategy ETF, YieldMax® AAPL Short Option Income Strategy ETF and YieldMax® N100 Short Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(vi) Sixth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® Bitcoin Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 203 on Form N-1A on April 17, 2024 and is incorporated herein by reference.
(vii) Seventh Amendment to the Investment Advisory Agreement to add the following series: YieldMax® BABA Option Income Strategy ETF, YieldMax® CVNA Option Income Strategy ETF, YieldMax® DKNG Option Income Strategy ETF, YieldMax® HOOD Option Income Strategy ETF, YieldMax® JD Option Income Strategy ETF, YieldMax® MARA Option Income Strategy ETF, YieldMax® PDD Option Income Strategy ETF, YieldMax® PLTR Option Income Strategy ETF, YieldMax® RBLX Option Income Strategy ETF, YieldMax® SHOP Option Income Strategy ETF, YieldMax® SMCI Option Income Strategy ETF, and YieldMax® TSM Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 241 on Form N-1A on July 30, 2024, and is incorporated herein by reference.
(viii) Eighth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® Ether Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 259 on Form N-1A on September 9, 2024, and is incorporated herein by reference.
(ix) Ninth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® Target 12™ Semiconductor Option Income ETF, YieldMax® Target 12™ Biotech & Pharma Option Income ETF, YieldMax® Target 12™ Energy Option Income ETF, YieldMax® Target 12™ Real Estate Option Income ETF, YieldMax® Target 12™ Tech & Innovation Option Income ETF, YieldMax® Target 12™ Big 50 Option Income ETF, YieldMax® Dorsey Wright Hybrid 5 Income ETF, YieldMax® Dorsey Wright Featured 5 Income ETF, YieldMax® AI & Tech Portfolio Option Income ETF, YieldMax® Crypto Industry & Tech Portfolio Option Income ETF, YieldMax® China Portfolio Option Income ETF, YieldMax® Semiconductor Portfolio Option Income ETF, YieldMax® Biotech & Pharma Portfolio Option Income ETF and YieldMax® Ultra Short Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 277 on Form N-1A on November 8, 2024 and is incorporated herein by reference.
(x) Tenth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax® S&P 500 0DTE Covered Call Strategy ETF, and YieldMax® R2000 0DTE Covered Call Strategy ETF, previously filed with Post-Effective Amendment No. 307 on Form N-1A on February 4, 2025 and is incorporated herein by reference.
(xi) Eleventh Amendment to the Investment Advisory Agreement to add the following series: YieldMax® MSTR Short Option Income Strategy ETF, YieldMax® AMD Short Option Income Strategy ETF, YieldMax® AMZN Short Option Income Strategy ETF, YieldMax® MARA Short Option Income Strategy ETF, YieldMax® BITCOIN Short Option Income Strategy ETF, YieldMax® META Short Option Income Strategy ETF and YieldMax® SMCI Short Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 329 on Form N-1A on March 21, 2025 and is incorporated herein by reference.

(xii) Twelfth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® AI Performance & Distribution Target 25™ ETF, YieldMax® AMD Performance & Distribution Target 25™ ETF, YieldMax® AMZN Performance & Distribution Target 25™ ETF, YieldMax® COIN Performance & Distribution Target 25™ ETF, YieldMax® MARA Performance & Distribution Target 25™ ETF, YieldMax® MSTR Performance & Distribution Target 25™ ETF, YieldMax® NVDA Performance & Distribution Target 25™ ETF, YieldMax® PLTR Performance & Distribution Target 25™ ETF, YieldMax® SMCI Performance & Distribution Target 25™ ETF and YieldMax® TSLA Performance & Distribution Target 25™ ETF, previously filed with Post-Effective Amendment No. 436 on Form N-1A on March 21, 2025 and is incorporated herein by reference.
(xiii) Thirteenth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® Bitcoin Performance & Distribution Target 25™ ETF –– previously filed with Post-Effective Amendment No. 443 on Form N-1A on October 10, 2025 and is incorporated herein by reference.
(xiv) Fourteenth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® AFRM Option Income Strategy ETF, YieldMax® APP Option Income Strategy ETF, YieldMax® ARM Option Income Strategy ETF, YieldMax® AVGO Option Income Strategy ETF, YieldMax® CRWD Option Income Strategy ETF, YieldMax® GME Option Income Strategy ETF, YieldMax® HIMS Option Income Strategy ETF, YieldMax® IONQ Option Income Strategy ETF, YieldMax® LLY Option Income Strategy ETF, YieldMax® RDDT Option Income Strategy ETF, YieldMax® SPOT Option Income Strategy ETF and YieldMax® UBER Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 413 on Form N-1A on August 26, 2025, is hereby incorporated by reference.
(xv) Fifteenth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® CRCL Option Income Strategy ETF, YieldMax® CRWV Option Income Strategy ETF, YieldMax® GLXY Option Income Strategy ETF and YieldMax® U.S Stocks Target Double Distribution ETF, previously filed with Post-Effective Amendment No. 408 on Form N-1A on August 25, 2025, is hereby incorporated by reference.
(xvi) Sixteenth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® Hundred Club ETFs, previously filed with Post-Effective Amendment No. 495 on Form N-1A on December 19, 2025, is hereby incorporated by reference.
(xvii) Seventeenth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® Top Ten ETFs, previously filed with Post-Effective Amendment No. 530 on Form N-1A on February 13, 2026 and is incorporated herein by reference.
(xviii) Eighteenth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF, YieldMax® Strategic Metals & Mining Portfolio Option Income ETF, YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF and YieldMax® RoboTech & Automation Portfolio Option Income ETF – to be filed by amendment.
(iii)	Investment Advisory Agreement between the Trust (on behalf of Senior Secured Credit Opportunities ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
(iv)	Investment Advisory Agreement between the Trust (on behalf of Nicholas Fixed Income Alternative ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
(i) First Amendment to the Investment Advisory Agreement adding Nicholas Global Equity and Income ETF, previously filed with Post-Effective Amendment No. 238 on Form N-1A on July 23, 2024 and is incorporated herein by reference.
(ii) Second Amendment to the Investment Advisory Agreement adding Nicholas Crypto Income ETF, previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
(iii) Third Amendment to the Investment Advisory Agreement adding Nicholas Gold Income ETF, Nicholas Silver Income ETF, Nicholas Nuclear Income ETF and Nicholas Defense and Rare Earth Income ETF, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
(iv) Fourth Amendment to the Investment Advisory Agreement adding Nicholas Bitcoin and Treasuries AfterDark ETF and Nicholas Bitcoin Tail ETF – to be filed by amendment.
(v) Fifth Amendment to the Investment Advisory Agreement adding Fitz-Gerald Must Have Portfolio® ETF and Fitz-Gerald Must Have Portfolio® and Options Overlay ETF - to be filed by amendment.
(v)	Investment Advisory Agreement between the Trust (on behalf of the Pinnacle Focused Opportunities ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(vi)	Investment Advisory Agreement between the Trust (on behalf of the Tactical Advantage ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.

(vii)	Investment Advisory Agreement between the Trust (on behalf of the Veridien Climate Action ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
(viii)	Investment Advisory Agreement between the Trust (on behalf of the Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(i) First amendment to the Investment Advisory Agreement adding Return Stacked® U.S. Stocks & Managed Futures ETF, previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
(ii) Second Amendment to the Investment Advisory Agreement adding Return Stacked® Bonds & Futures Yield ETF and Return Stacked® U.S. Stocks & Futures Yield ETF, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
(iii) Third Amendment to the Investment Advisory Agreement adding Return Stacked® Bonds & Merger Arbitrage ETF, previously filed with Post-Effective Amendment No. 291 on Form N-1A on December 16, 2024 and is incorporated herein by reference.
(iv) Fourth Amendment to the Investment Advisory Agreement – not applicable.
(v) Fifth Amendment to the Investment Advisory Agreement adding Return Stacked® U.S. Stocks & Gold/Bitcoin ETF – previously filed with Post-Effective Amendment No. 355 on Form N-1A on May 27, 2025 and is incorporated herein by reference.
(vi) Sixth Amendment to the Investment Advisory Agreement adding Return Stacked® International Stocks & Managed Futures ETF – to be filed by amendment.
(ix)	Investment Advisory Agreement between the Trust (on behalf of the DGA Absolute Return ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 79 on April 14, 2023.
(x)	Investment Advisory Agreement between the Trust (on behalf of the Tactical Advantage ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 72 on April 6, 2023.
(xi)	Investment Advisory Agreement between the Trust (on behalf of the Roundhill Generative AI & Technology ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 88 on Form N-1A on May 12, 2023 and is incorporated herein by reference.
(xii)	Investment Advisory Agreement between the Trust (on behalf of the Blueprint Chesapeake Multi-Asset Trend ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(xiii)	Investment Advisory Agreement between the Trust (on behalf of Cboe Validus S&P 500 Dynamic PutWrite Index ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and incorporated herein by reference.
(xiv)	Investment Advisory Agreement between the Trust (on behalf of the Grizzle Growth ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 109 on Form N-1A on August 7, 2023 and is incorporated herein by reference.
(xv)	Investment Advisory Agreement between the Trust (on behalf of CoreValues Alpha Greater China Growth ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 124 on Form N-1A on September 20, 2023 and is incorporated herein by reference.
(i) First Amendment to Investment Advisory Agreement adding CoreValues America First Technology Index ETF, previously filed with Post-Effective Amendment No. 463 on Form N-1A on November 10, 2025 and is incorporated herein by reference.
(xvi)	Investment Advisory Agreement between the Trust (on behalf of Defiance Nasdaq 100 Weekly Distribution ETF, Defiance S&P 500 Weekly Distribution ETF and Defiance R2000 Weekly Distribution ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(i) First Amendment to Investment Advisory Agreement to add the following series: Defiance Treasury Alternative Yield ETF, previously filed with Post-Effective Amendment No. 155 on Form N-1A on January 23, 2024 and is incorporated herein by reference.
(ii) Second Amendment to the Investment Advisory Agreement to add the following series the Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF and Defiance R2000 Target Income ETF previously filed with Post-Effective Amendment No. 165 on Form N-1A on February 1, 2024 and is incorporated herein by reference.
(iii) Third Amendment to the Investment Advisory Agreement to add the following series: Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF and Defiance R2000 Target Income ETF, previously filed with Post-Effective Amendment No. 177 on Form N-1A on February 28, 2024, and is incorporated herein by reference.
(iv) Fourth Amendment to the Investment Advisory Agreement to add the following series: Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, and Defiance Treasury Enhanced Options Income ETF, previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.

(v) Fifth Amendment to the Investment Advisory Agreement to add the following series: the Defiance Daily Target 2X Long Copper ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long Solar ETF, Defiance Daily Target 2X Long Uranium ETF, Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF and Defiance Daily Target 2X Short MSTR ETF, previously filed with Post-Effective Amendment No. 216 on Form N-1A on May 22, 2024 and is incorporated herein by reference.
(vi) Sixth Amendment to the Investment Advisory Agreement – not applicable.
(vii) Seventh Amendment to the Investment Advisory Agreement – not applicable.
(viii) Eighth Amendment to the Investment Advisory Agreement to add the following series: Defiance Large Cap ex-Mag 7 ETF, previously filed with Post-Effective Amendment No. 266 on Form N-1A on October 11, 2024 and is incorporated herein by reference.
(ix) Ninth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long B ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF, Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 3X Strategy ETF and Defiance AI & Power Infrastructure ETF, previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(x) Tenth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF and Defiance Daily Target 2X Short LLY ETF, previously filed with Post-Effective Amendment No. 327 on Form N-1A on March 11, 2025 and is incorporated herein by reference.
(xi) Eleventh Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long DJT ETF, Defiance Daily Target 2X Long RDDT ETF, Defiance Trillion Dollar Club Index ET, Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, Defiance Russell 2000 LightningSpread™ Income ETF, Defiance Daily Target 2X Short CVNA ETF, Defiance Daily Target 2X Short IONQ ETF, Defiance Daily Target 2X Short PLTR ETF, Defiance Daily Target 2X Short RKLB ETF, Defiance Daily Target 2X Long ANET ETF, Defiance Daily Target 2X Long ARM ETF, Defiance Daily Target 2X Long PM ETF, and Defiance Daily Target 2X Long UBER ETF, previously filed with Post-Effective Amendment No. 339 on Form N-1A on April 8, 2025 and is incorporated herein by reference.
(xii) Twelfth Amendment to the Investment Advisory Agreement to add the following series: Defiance 2X Daily Long Pure Quantum ETF, Defiance MAGA Seven ETF, Defiance Daily Target 2X Long OKLO ETF, Defiance Daily Target 2X Long QBTS ETF, Defiance Daily Target 2X Short RGTI ETF, Defiance Daily Target 2X Short QBTS ETF and Defiance Nasdaq 100 Double Short Hedged ETF, previously filed with Post-Effective Amendment No. 366 on Form N-1A on June 17, 2025 and is incorporated herein by reference.
(xiii) Thirteenth Amendment to the Investment Advisory Agreement to add the following series: Defiance Vol Carry Hedged ETF, Defiance Enhanced Short Vol ETF, Defiance Enhanced Long Vol ETF, Defiance Leveraged Long + Income AAPL ETF, Defiance Leveraged Long + Income AMD ETF, Defiance Leveraged Long + Income AMZN ETF, Defiance Leveraged Long + Income BRK.B ETF, Defiance Leveraged Long + Income COIN ETF, Defiance Leveraged Long + Income GOOG ETF, Defiance Leveraged Long + Income HIMS ETF, Defiance Leveraged Long + Income HOOD ETF, Defiance Leveraged Long + Income META ETF, Defiance Leveraged Long + Income NFLX ETF, Defiance Leveraged Long + Income NVDA ETF, Defiance Leveraged Long + Income PLTR ETF, Defiance Leveraged Long + Income SMCI ETF and Defiance Leveraged Long + Income TSLA ETF, previously filed with Post-Effective Amendment No. 382 on Form N-1A on July 15, 2025, is hereby incorporated by reference.
(xiv) Fourteenth Amendment to the Investment Advisory Agreement to add the following series: Defiance Leveraged Long + Income CRCL ETF, Defiance Leveraged Long + Income CRWV ETF, Defiance Leveraged Long + Income GLXY ETF, Defiance Leveraged Long + Income Magnificent Seven ETF, Defiance Leveraged Long + Income Nasdaq 100 ETF, Defiance Leveraged Long + Income S&P 500 ETF, Defiance Leveraged Long + Income Ethereum ETF and Defiance Leveraged Long + Income Bitcoin ETF, previously filed with Post-Effective Amendment No. 408 on Form N-1A on August 25, 2025, is hereby incorporated by reference.
(xv) Fifteenth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long ALAB ETF, Defiance Daily Target 2X Long APLD ETF, Defiance Daily Target 2X Long AVAV ETF, Defiance Daily Target 2X Long JOBY ETF, Defiance Daily Target 2X Long KTOS ETF, Defiance Daily Target 2X Long LMND ETF, Defiance Daily Target 2X Long NBIS ETF, Defiance Daily Target 2X Long NVTS ETF, Defiance Daily Target 2X Long OSCR ETF, Defiance Daily Target 2X Long PONY ETF, Defiance Daily Target 2X Long RCAT ETF, Defiance Daily Target 2X Long RBRK ETF and Defiance Daily Target 2X Long ZETA ETF Defiance Daily Target 2X Long ET ETF, Defiance Daily Target 2X Long FIG ETF, Defiance Daily Target 2X Long IREN ETF, Defiance Daily Target 2X Long MP ETF, Defiance Daily Target 2X Long QS ETF Defiance Daily Target 2X Long AEO ETF, Defiance Daily Target 2X Long BLSH ETF, Defiance Daily Target 2X Long DASH ETF, Defiance Daily Target 2X Long MRNA ETF and Defiance U.S. Dividend Equity Paid Weekly ETF, previously filed with Post-Effective Amendment No. 433 on Form N-1A on September 24, 2025, is hereby incorporated by reference.

(xvi) Sixteenth Amendment to the Investment Advisory Agreement to add the following series: Defiance Leveraged Long BEAM ETF, Defiance Leveraged Long SBET ETF, Defiance Leveraged Long OPEN ETF and Defiance Leveraged Long EOSE ETF, Defiance Leveraged Long + Income BMNR ETF, Defiance Leveraged Long + Income SOFI ETF, Defiance Leveraged Long + Income XRP ETF, Defiance Leveraged Long + Income SOL ETF, Defiance Leveraged Long DOCN ETF, Defiance Leveraged Long HTZ ETF, Defiance Leveraged Long NEGG ETF, Defiance Leveraged Long NMAX ETF, Defiance Leveraged Long RUM ETF, Defiance Daily Target 2X Short AMD ETF, Defiance Daily Target 2X Short APP ETF, Defiance Daily Target 2X Short ASTS ETF, Defiance Daily Target 2X Short AVGO ETF, Defiance Daily Target 2X Short BBAI ETF, Defiance Daily Target 2X Short BMNR ETF, Defiance Daily Target 2X Short CRCL ETF, Defiance Daily Target 2X Short HIMS ETF, Defiance Daily Target 2X Short HOOD ETF, Defiance Daily Target 2X Short INTC ETF, Defiance Daily Target 2X Short MRVL ETF, Defiance Daily Target 2X Short MU ETF, Defiance Daily Target 2X Short NVO ETF, Defiance Daily Target 2X Short OKLO ETF, Defiance Daily Target 2X Short OSCR ETF, Defiance Daily Target 2X Short SBET ETF, Defiance Daily Target 2X Short TSM ETF, and Defiance Daily Target 2X Short UNH ETF, Defiance Daily Target 2X Long CHWY ETF, Defiance Daily Target 2X Long CAVA ETF, Defiance Daily Target 2X Long ELF ETF, Defiance Daily Target 2X Long WYNN ETF, Defiance Daily Target 2X Long ESLT ETF, Defiance Daily Target 2X Long BMNR ETF, Defiance QTUM Options Income ETF, Defiance Daily Target 2X Long AA ETF, Defiance Daily Target 2X Long CAE ETF, Defiance Daily Target 2X Long CSCO ETF, Defiance Daily Target 2X Long EBAY ETF, Defiance Daily Target 2X Long EXEL ETF, Defiance Daily Target 2X Long IBKR ETF, Defiance Daily Target 2X Long KLAC ETF, Defiance Daily Target 2X Long MPWR ETF, Defiance Daily Target 2X Long PFE ETF, Defiance Daily Target 2X Long SE ETF, Defiance Daily Target 2X Long ERIC ETF and Defiance Daily Target 2X Long UPS ETF, previously filed with Post-Effective Amendment No. 457 on Form N-1A on October 29, 2025 and is incorporated herein by reference.
(xvii) Seventeenth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Short APLD ETF, Defiance Daily Target 2X Short ARM ETF, Defiance Daily Target 2X Short BE ETF, Defiance Daily Target 2X Short BITF ETF, Defiance Daily Target 2X Short CLSK ETF, Defiance Daily Target 2X Short CRWV ETF, Defiance Daily Target 2X Short IREN ETF, Defiance Daily Target 2X Short JOBY ETF, Defiance Daily Target 2X Short NBIS ETF, Defiance Daily Target 2X Short NVTS ETF, Defiance Daily Target 2X Short OPEN ETF, Defiance Daily Target 2X Short ORCL ETF, Defiance Daily Target 2X Short SMR ETF, Defiance Daily Target 2X Short SNOW ETF, Defiance Daily Target 2X Short UPST ETF, Defiance Daily Target 2X Long BITF ETF, Defiance Daily Target 2X Long CLS ETF, Defiance Daily Target 2X Long HPQ ETF, Defiance Daily Target 2X Long JMIA ETF, Defiance Daily Target 2X Long LUNR ETF, Defiance Daily Target 2X Long ONDS ETF, Defiance Daily Target 2X Long RKT ETF, Defiance Daily Target 2X Long PGY ETF, Defiance Daily Target 2X Long PL ETF, Defiance Daily Target 2X Long BE ETF, Defiance Daily Target 2X Long BIIB ETF, Defiance Daily Target 2X Long BTQ ETF, Defiance Daily Target 2X Long ETHM ETF, Defiance Daily Target 2X Long JBLU ETF, Defiance Daily Target 2X Long NOK ETF, Defiance Daily Target 2X Long OXY ETF, Defiance Daily Target 2X Long RMBS ETF, Defiance Daily Target 2X Long VRTX ETF, Defiance Daily Target 2X Long WING ETF, Defiance Daily Target 2X Long ZIM ETF, Defiance Long Pure Quantum ETF, and Defiance Daily Target 2X Long WLTH ETF, previously filed with Post-Effective Amendment No. 502 on Form N-1A on December 23, 2025 and is incorporated herein by reference.
(xviii) Eighteenth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily 2X Short Pure Quantum Computing Index ETF, Defiance 2X Daily Long Pure Drone and Aerial Automation ETF, Defiance Daily Target 2X Long CLF ETF, Defiance Daily Target 2X Long PLUG ETF, Defiance Daily Target 2X Long UUUU ETF, Defiance Daily Target 2X Long CCJ ETF, Defiance Daily Target 2X Long DNN ETF, Defiance Daily Target 2X Long HL ETF, Defiance Daily Target 2X Long NDAQ ETF, Defiance Daily Target 2X Long PAAS ETF, Defiance Daily Target 2X Long PATH ETF, Defiance Daily Target 2X Long POET ETF, Defiance Daily Target 2X Long COMM ETF, Defiance Daily Target 2X Long AMKR ETF, Defiance Daily Target 2X Short RKT ETF, Defiance AdvMicrDev LightningSpread™ Income ETF, Defiance AAPL LightningSpread™ Income ETF, Defiance Blkstne LightningSpread™ Income ETF, Defiance CRCL LightningSpread™ Income ETF, Defiance COIN LightningSpread™ Income ETF, Defiance FcBk LightningSpread™ Income ETF, Defiance MSTR LightningSpread™ Income ETF, Defiance NVDA LightningSpread™ Income ETF, Defiance ORCL LightningSpread™ Income ETF, Defiance PLTR LightningSpread™ Income ETF, Defiance TSLA LightningSpread™ Income ETF, Defiance Bitcoin LightningSpread™ Income ETF, Defiance Ethereum LightningSpread™ Income ETF, Defiance Gold LightningSpread™ Income ETF, Defiance Gold Miners LightningSpread™ Income ETF, Defiance Silver LightningSpread™ Income ETF, Defiance Solana LightningSpread™ Income ETF, and Defiance XRP LightningSpread™ Income ETF, previously filed with Post-Effective Amendment No. 517 on Form N-1A on January 26, 2026 and is incorporated herein by reference.

(xix) Nineteenth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long AMTM ETF - to be filed by amendment.
(xx) Twentieth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long ABTC ETF, Defiance Daily Target 2X Long GCT ETF, Defiance Daily Target 2X Long LUMN ETF, Defiance Daily Target 2X Long MDLN ETF, Defiance Daily Target 2X Long PINS ETF, Defiance Daily Target 2X Long ROKU ETF, Defiance Daily Target 2X Long SATS ETF, Defiance Daily Target 2X Long SNDL ETF, Defiance Daily Target 2X Long TLRY ETF, Defiance Daily Target 2X Long WBD ETF and Defiance Daily Target 2X Long XOVR ETF - to be filed by amendment.
(xxi) Twenty-First Amendment to the Investment Advisory Agreement to add the following series: Defiance Space Data Center Leaders ETF and Defiance Pure Space Daily 2X Strategy ETF- to be filed by amendment.
(xxii) Twenty-Second Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long Discord ETF- to be filed by amendment.
(xxiii) Twenty-Third Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long ASTS ETF, Defiance Daily Target 2X Long BKSY ETF, Defiance Daily Target 2X Long COHR ETF, Defiance Daily Target 2X Long ENVX ETF, Defiance Daily Target 2X Long FRSH ETF, Defiance Daily Target 2X Long GSAT ETF, Defiance Daily Target 2X Long JD ETF, Defiance Daily Target 2X Long LEU ETF, Defiance Daily Target 2X Long OUST ETF, Defiance Daily Target 2X Long RDW ETF, Defiance Daily Target 2X Long RVMD ETF, Defiance Daily Target 2X Long STX ETF and Defiance Daily Target 2X Long VSAT ETF - to be filed by amendment.
(xxiv) Twenty-Fourth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long RYAAY ETF, Defiance Daily Target 2X Long UMAC ETF, Defiance Daily Target 2X Long WYFI ETF, Defiance Daily Target 2X Long ABAT ETF, Defiance Daily Target 2X Long PRME ETF, Defiance Daily Target 2X Long KULR ETF, Defiance Daily Target 2X Long SPCE ETF, Defiance Daily Target 2X Long ALMU ETF, Defiance Daily Target 2X Long FJET ETF and Defiance Daily Target 2X Long RYCEY ETF – to be filed by amendment.
(xxv) Twenty-Fifth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long OPTT ETF, Defiance Daily Target 2X Long SIDU ETF, Defiance Daily Target 2X Long SSNLF ETF, Defiance Daily Target 2X Long HXSCL ETF, and Defiance Daily Target 2X Long KRKNF ETF – to be filed by amendment.
(xxvi) Twenty-Sixth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long AMPX ETF, Defiance Daily Target 2X Long BEAT ETF, Defiance Daily Target 2X Long KOPN ETF, Defiance Daily Target 2X Long LTRX ETF, Defiance Daily Target 2X Long OSS ETF, Defiance Daily Target 2X Long REKR ETF, Defiance Daily Target 2X Long VELO ETF, Defiance Daily Target 2X Long YALL ETF, and Defiance Daily Target 2X Long YSS ETF – to be filed by amendment.
(xvii)	Investment Advisory Agreement between the Trust (on behalf of Hilton Small-MidCap Opportunity ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(i) First Amendment to the Investment Advisory Agreement adding Hilton BDC Corporate Bond ETF, previously filed with Post-Effective Amendment No. 356 on Form N-1A on June 2, 2025 and is incorporated herein by reference.
(xviii)	Investment Advisory Agreement between the Trust (for the Quantify Absolute Income ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 197 on Form N-1A on April 5, 2024 and is incorporated herein by reference.
(i) First Amendment to the Investment Advisory Agreement to add the following series: STKd 100% Bitcoin & 100% Gold ETF, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
(ii) Second Amendment to the Investment Advisory Agreement to add the following series: STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF and STKd 100% META & 100% AMZN ETF, previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(iii) Third Amendment to the Investment Advisory Agreement to add the following series: Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF and Quantify 2X Daily AltAlt Season Crypto ETF, previously filed with Post-Effective Amendment No. 505 on Form N-1A on January 2, 2026 and is incorporated herein by reference.
(iv) Fourth Amendment to the Investment Advisory Agreement to add the following series: IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ Bitcoin & Bitcoin Treasury mNAV Harvester ETF, and IncomeQ Crypto & Crypto Treasury mNAV Harvester ETF, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.

(xix)	Investment Advisory Agreement between the Trust (for the iREIT – MarketVector Quality REIT Index ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 181 on Form N-1A on February 29, 2024 and is incorporated herein by reference.
(xx)	Investment Advisory Agreement between the Trust (for Even Herd Long Short ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(xxi)	Investment Advisory Agreement between the Trust (for Peerless Option Wheel ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 211 on Form N-1A on May 10, 2024 and is incorporated herein by reference.
(xxii)	Investment Advisory Agreement between the Trust (for Clockwise U.S. Core Equity ETF) and Tidal Investments LLC – previously filed with Post-Effective Amendment No. 224 on Form N-1A on June 11, 2024 and is incorporated herein by reference.
(xxiii)	Investment Advisory Agreement between the Trust (for Cambria Chesapeake Pure Trend ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(xxiv)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Carbon Collective Investing, LLC (for the Carbon Collective Climate Solutions U.S. Equity ETF), previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(a)	First Amendment to Investment Advisory Agreement to add the following series: Carbon Collective Short Duration Green Bond ETF, previously filed with Post-Effective Amendment No. 196 on Form N-1A on April 2, 2024 and is incorporated herein by reference.
(xxv)	Investment Advisory Agreement between the Trust (for Portfolio Building Block 1X Inverse US Large Cap Daily Target ETF and Portfolio Building Block 1X Inverse US Growth and Innovation Daily Target ETF) and Tidal Investments LLC- to be filed by amendment.
(xxvi)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Nicholas Wealth, LLC (for the Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
(i) First Amendment to the Sub-Advisory Agreement adding: Nicholas Global Equity and Income ETF – previously filed with Post-Effective Amendment No. 238 on Form N-1A on July 23, 2024 and is incorporated herein by reference.
(ii) Second Amendment to the Sub-Advisory Agreement adding: Nicholas Crypto Income ETF, previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
(iii) Third Amendment to the Sub-Advisory Agreement adding: Nicholas Gold Income ETF, Nicholas Silver Income ETF, Nicholas Nuclear Income ETF and Nicholas Defense and Rare Earth Income ETF, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
(iv) Fourth Amendment to the Sub-Advisory Agreement adding: Nicholas Bitcoin and Treasuries AfterDark ETF and Nicholas Bitcoin Tail ETF – to be filed by amendment.
(v) Fifth Amendment to the Investment Sub-Advisory Agreement adding: Fitz-Gerald Must Have Portfolio® ETF and Fitz-Gerald Must Have Portfolio® and Options Overlay ETF - to be filed by amendment.
(xxvii)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Pinnacle Family Advisors, LLC (for the Pinnacle Focused Opportunities ETF) previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(xxviii)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Family Dynasty Advisors LLC (for the Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(xxxix)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Newfound Research LLC (for the Return Stacked® Bonds & Managed Futures ETF, Return Stacked® Global Stocks & Bonds ETF, Return Stacked® U.S. Stocks & Managed Futures ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 291 on Form N-1A on December 16, 2024 and is incorporated herein by reference.
(i) First Amendment to the Investment Sub-Advisory Agreement between Tidal Investment LLC and Newfound Research LLC (for the Return Stacked® U.S. Stocks & Gold/Bitcoin ETF) – previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
(ii) Second Amendment to the Investment Sub-Advisory Agreement between Tidal Investment LLC and Newfound Research LLC (for the Return Stacked® Bonds & Managed Futures ETF, Return Stacked® Global Stocks & Bonds ETF, Return Stacked® U.S. Stocks & Managed Futures ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF, Return Stacked® Bonds & Merger Arbitrage ETF and Return Stacked® U.S. Stocks & Gold/Bitcoin ETF), previously filed with Post-Effective Amendment No. 355 on Form N-1A on May 27, 2025 and is incorporated herein by reference.
(iii) Third Amendment to the Investment Sub-Advisory Agreement between Tidal Investment LLC and Newfound Research LLC (adding Return Stacked® International Stocks & Managed Futures ETF) – to be filed by amendment.

(xxx)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Montrose Estate Capital Management, LLC d/b/a Days Global Advisors (for the DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 79 on April 14, 2023.
(xxxi)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Veridien Global Investors LLC (for the Veridien Climate Action ETF), previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
(xxxii)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Roundhill Financial Inc. (for the Roundhill Generative AI & Technology ETF), previously filed with Post-Effective Amendment No. 88 on Form N-1A on May 12, 2023 and is incorporated herein by reference.
(xxxiii)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Chesapeake Capital Corporation (for the Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(xxxiv)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Blueprint Fund Management, LLC (for the Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(xxxv)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Grizzle Investment Management LLC (for the Grizzle Growth ETF), previously filed with Post-Effective Amendment No. 109 on Form N-1A on August 7, 2023 and is incorporated herein by reference.
(xxxvi)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Cambria Investment Management, L.P. (for the Grizzle Growth ETF), previously filed with Post-Effective Amendment No. 109 on Form N-1A on August 7, 2023 and is incorporated herein by reference.
(xxxvii)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and MSA Power Funds LLC (for the CoreValues Alpha Greater China Growth ETF, previously filed with Post-Effective Amendment No. 124 on Form N-1A on September 20, 2023 and is incorporated herein by reference.
(i) First Amendment to the Sub-Advisory Agreement between Tidal Investment LLC and MSA Power Funds LLC (for the CoreValues America First Technology Index ETF), previously filed with Post-Effective Amendment No. 463 on Form N-1A on November 10, 2025 and is incorporated herein by reference.
(xxxviii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Hilton Capital Management, LLC (on behalf of Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(i) First Amendment to the Investment Sub-Advisory Agreement Adding: Hilton BDC Corporate Bond ETF, previously filed with Post-Effective Amendment No. 356 on Form N-1A on June 2, 2025 and is incorporated herein by reference.
(xxxix)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Quantify Chaos Advisors, LLC (for the Quantify Absolute Income ETF), previously filed with Post-Effective Amendment No. 197 on Form N-1A on April 5, 2024 and is incorporated herein by reference.
(i) First Amendment to the Investment Sub-Advisory Agreement Adding: STKd 100% Bitcoin & 100% Gold ETF, previously filed with Post-Effective Amendment No. 266 on Form N-1A on October 11, 2024 and is incorporated herein by reference.
(ii) Second Amendment to the Investment Sub-Advisory Agreement Adding: STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF and STKd 100% META & 100% AMZN ETF, previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(iii) Third Amendment to the Investment Sub-Advisory Agreement Adding: Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF and Quantify 2X Daily AltAlt Season Crypto ETF, previously filed with Post-Effective Amendment No. 505 on Form N-1A on January 2, 2026 and is incorporated herein by reference.
(iv) Fourth Amendment to the Investment Sub-Advisory Agreement Adding: IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ Bitcoin & Bitcoin Treasury mNAV Harvester ETF, and IncomeQ Crypto & Crypto Treasury mNAV Harvester ETF, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
(xl)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Convexitas, LLC (for the IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ Bitcoin & Bitcoin Treasury mNAV Harvester ETF, and IncomeQ Crypto & Crypto Treasury mNAV Harvester ETF, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.

	(xli)	First Amendment to the Investment Sub-Advisory Agreement between Tidal Investments LLC and Convexitas LLC Adding: Quantify Absolute Income ETF – to be filed by amendment.
	(xlii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Artesian Capital Management (Delaware) LP (for Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 196 on Form N-1A on April 2, 2024 and is incorporated herein by reference.
	(xliii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Even Herd, LLC (for Even Herd Long Short ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
	(xliv)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Peerless Wealth LLC (for Peerless Option Wheel ETF), previously filed with Post-Effective Amendment No. 211 on Form N-1A on May 10, 2024 and is incorporated herein by reference.
	(xlv)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Clockwise Capital LLC (for Clockwise U.S. Core Equity ETF), previously filed with Post-Effective Amendment No. 295 on Form N-1A on December 23, 2024 and is incorporated herein by reference.
	(xlvi)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Chesapeake Capital Corporation (for Cambria Chesapeake Pure Trend ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
	(xlvii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Cambria Investment Management, L.P (for Cambria Chesapeake Pure Trend ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
	(xlviii)	Investment Advisory Agreement between the Trust (for Chesapeake Trend-Following Fixed Income ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 525 on Form N-1A on February 6, 2026 and is incorporated herein by reference.
	(xlix)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Chesapeake Capital Corporation (for Chesapeake Trend-Following Fixed Income ETF), previously filed with Post-Effective Amendment No. 525 on Form N-1A on February 6, 2026 and is incorporated herein by reference.
(e)	(i)	Distribution Agreement between the Trust and Foreside Fund Services, LLC, previously filed with the Trusts’ registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(1) First Amendment to the Distribution Agreement (adding YieldMax® AAPL Option Income ETF, YieldMax® AMZN Option Income Strategy ETF, YieldMax® BRK.B Option Income Strategy ETF, YieldMax® COIN Option Income Strategy ETF, YieldMax® META Option Income Strategy ETF, YieldMax® GOOG Option Income Strategy ETF, YieldMax® NFLX Option Income Strategy ETF, YieldMax® NVDA Option Income Strategy ETF, YieldMax® XYZ Option Income Strategy ETF, YieldMax® TSLA Option Income Strategy ETF, YieldMax® ARKK Option Income Strategy ETF, YieldMax® KWEB Option Income Strategy ETF, YieldMax® GDX Option Income Strategy ETF, YieldMax® XBI Option Income Strategy ETF, and YieldMax® TLT Option Income Strategy ETF, and Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
(2) Third Amendment to the Distribution Agreement (adding Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
(3) Fourth Amendment to the Distribution Agreement (adding Pinnacle Focused Opportunities ETF and Veridien Climate Action ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(4) Fifth Amendment to the Distribution Agreement (adding Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(5) Sixth Amendment to the Distribution Agreement (adding DGA Absolute Return ETF and Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(6) Seventh Amendment to the Distribution Agreement (adding Roundhill Generative AI & Technology ETF), previously filed with Post-Effective Amendment No. 83 on Form N-1A on May 2, 2023 and is incorporated herein by reference.
(7) Eighth Amendment to the Distribution Agreement (adding Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(8) Ninth Amendment to the Distribution Agreement (adding Cboe Validus S&P 500 Dynamic PutWrite Index ETF, Grizzle Growth ETF, YieldMax® MSTR Option Income Strategy ETF, YieldMax® ABNB Option Income Strategy ETF, YieldMax® AMD Option Income Strategy ETF, YieldMax® MRNA Option Income Strategy ETF, YieldMax® PYPL Option Income Strategy ETF, YieldMax® DIS Option Income Strategy ETF, YieldMax® JPM Option Income Strategy ETF, YieldMax® MSFT Option Income Strategy ETF, and YieldMax® XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.
(9) Tenth Amendment to the Distribution Agreement (adding Return Stacked® U.S. Stocks & Managed Futures ETF, Defiance Nasdaq 100 Weekly Distribution ETF, Defiance S&P 500 Weekly Distribution ETF and Defiance R2000 Weekly Distribution ETF), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.

(10) Eleventh Amendment to the Distribution Agreement (adding CoreValues Alpha Greater China Growth ETF, YieldMax® ADBE Option Income Strategy ETF, YieldMax® AI Option Income Strategy ETF, YieldMax® BA Option Income Strategy ETF, YieldMax® BIIB Option Income Strategy ETF, YieldMax® INTC Option Income Strategy ETF, YieldMax® NKE Option Income Strategy ETF, YieldMax® ORCL Option Income Strategy ETF, YieldMax® ROKU Option Income Strategy ETF, YieldMax® SNOW Option Income Strategy ETF, YieldMax® TGT Option Income Strategy ETF and YieldMax® ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.
(11) Twelfth Amendment to the Distribution Agreement (adding Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(12) Thirteenth Amendment to the Distribution Agreement (adding YieldMax® Universe Fund of Option Income ETFs, YieldMax® Magnificent 7 Fund of Option Income ETFs and Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(13) Fourteenth Amendment to the Distribution Agreement (adding Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF, Defiance R2000 Target Income ETF Quantify Absolute Income ETF, iREIT – MarketVector Quality REIT Index ETF, YieldMax® Ultra Option Income Strategy ETF and YieldMax® MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 165 on Form N-1A on February 1, 2024 and is incorporated herein by reference.
(14) Fifteenth Amendment to the Distribution Agreement (adding YieldMax® TSLA Short Option Income Strategy ETF, YieldMax® Innovation Short Option Income Strategy ETF, YieldMax® NVDA Short Option Income Strategy ETF, YieldMax® COIN Short Option Income Strategy ETF and YieldMax® AAPL Short Option Income Strategy ETF, YieldMax® N100 Short Option Income Strategy ETF and Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(15) Sixteenth Amendment to the Distribution Agreement (adding Even Herd Long Short ETF, Peerless Option Wheel ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and YieldMax® Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(16) Seventeenth Amendment to the Distribution Agreement (adding Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, Defiance Treasury Enhanced Options Income ETF and Clockwise U.S. Core Equity ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(17) Eighteenth Amendment to the Distribution Agreement (adding Cambria Chesapeake Pure Trend ETF, Defiance Daily Target 2X Short MSTR ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long Copper ETF, Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2x Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF, Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2x Long Uranium ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(18) Nineteenth Amendment to the Distribution Agreement (adding Nicholas Global Equity and Income ETF, YieldMax® BABA Option Income Strategy ETF, YieldMax® CVNA Option Income Strategy ETF, YieldMax® DKNG Option Income Strategy ETF, YieldMax® HOOD Option Income Strategy ETF, YieldMax® JD Option Income Strategy ETF, YieldMax® MARA Option Income Strategy ETF, YieldMax® PDD Option Income Strategy ETF, YieldMax® PLTR Option Income Strategy ETF, YieldMax® RBLX Option Income Strategy ETF, YieldMax® SHOP Option Income Strategy ETF, YieldMax® SMCI Option Income Strategy ETF, and YieldMax® TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.
(19) Twentieth Amendment to the Distribution Agreement (adding YieldMax® Ether Option Income Strategy ETF, STKd 100% Bitcoin & 100% Gold ETF and Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 259 on Form N-1A on September 9, 2024, and is incorporated herein by reference.
(20) Twenty-First Amendment to the Distribution Agreement (adding YieldMax® Target 12™ Semiconductor Option Income ETF, YieldMax® Target 12™ Biotech & Pharma Option Income ETF, YieldMax® Target 12™ Energy Option Income ETF, YieldMax® Target 12™ Real Estate Option Income ETF, YieldMax® Target 12™ Tech & Innovation Option Income ETF, YieldMax® Target 12™ Big 50 Option Income ETF, YieldMax® Dorsey Wright Hybrid 5 Income ETF, YieldMax® Dorsey Wright Featured 5 Income ETF, YieldMax® AI & Tech Portfolio Option Income ETF, YieldMax® Crypto Industry & Tech Portfolio Option Income ETF, YieldMax® China Portfolio Option Income ETF, YieldMax® Semiconductor Portfolio Option Income ETF, YieldMax® Biotech & Pharma Portfolio Option Income ETF, YieldMax® Ultra Short Option Income Strategy ETF and Return Stacked® Bonds & Merger Arbitrage ETF, previously filed with Post-Effective Amendment No. 280 on Form N-1A on November 22, 2024, and is incorporated herein by reference.

(21) Twenty-Second Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long B ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF and Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 3X Strategy ETF, Defiance AI & Power Infrastructure ETF, YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax® S&P 500 0DTE Covered Call Strategy ETF and YieldMax® R2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(22) Twenty-Third Amendment to the Distribution Agreement (adding STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF, STKd 100% META & 100% AMZN ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF, Defiance Daily Target 2X Short LLY ETF, YieldMax® MSTR Short Option Income Strategy ETF, YieldMax® AMD Short Option Income Strategy ETF, YieldMax® AMZN Short Option Income Strategy ETF, YieldMax® MARA Short Option Income Strategy ETF, YieldMax® Bitcoin Short Option Income Strategy ETF, YieldMax® META Short Option Income Strategy ETF and YieldMax® SMCI Short Option Income Strategy ETF) previously filed with Post-Effective Amendment No. 327 on Form N-1A on March 11, 2025 and is incorporated herein by reference.
(23) Twenty-Fourth Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long DJT ETF, Defiance Daily Target 2X Long RDDT ETF, Return Stacked® U.S. Stocks & Gold/Bitcoin ETF, Defiance Trillion Dollar Club Index ETF, Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, Defiance Russell 2000 LightningSpread™ Income ETF, YieldMax® AI Performance & Distribution Target 25™ ETF, YieldMax® AMD Performance & Distribution Target 25™ ETF, YieldMax® AMZN Performance & Distribution Target 25™ ETF, YieldMax® COIN Performance & Distribution Target 25™ ETF, YieldMax® MARA Performance & Distribution Target 25™ ETF, YieldMax® MSTR Performance & Distribution Target 25™ ETF, YieldMax® NVDA Performance & Distribution Target 25™ ETF, YieldMax® PLTR Performance & Distribution Target 25™ ETF, YieldMax® SMCI Performance & Distribution Target 25™ ETF and YieldMax® TSLA Performance & Distribution Target 25™ ETF, Defiance Daily Target 2X Short CVNA ETF, Defiance Daily Target 2X Short IONQ ETF, Defiance Daily Target 2X Short PLTR ETF, Defiance Daily Target 2X Short RKLB ETF, Defiance Daily Target 2X Long ANET ETF, Defiance Daily Target 2X Long ARM ETF, Defiance Daily Target 2X Long PM ETF, Defiance Daily Target 2X Long UBER ETF, Hilton BDC Corporate Bond ETF, and Nicholas Crypto Income ETF), previously filed with Post-Effective Amendment No. 339 on Form N-1A on April 8, 2025 and is incorporated herein by reference.
(24) Twenty-Fifth Amendment to the Distribution Agreement (adding Defiance 2X Daily Long Pure Quantum ETF, Defiance MAGA Seven ETF, Defiance Daily Target 2X Long OKLO ETF, Defiance Daily Target 2X Long QBTS ETF, Defiance Daily Target 2X Short RGTI ETF, Defiance Daily Target 2X Short QBTS ETF, Defiance Nasdaq 100 Double Short Hedged ETF and YieldMax® Bitcoin Performance and Distribution Target 25TM ETF), previously filed with Post-Effective Amendment No. 366 on Form N-1A on June 17, 2025 and is incorporated herein by reference.
(25) Twenty-Sixth Amendment to the Distribution Agreement (adding Defiance Vol Carry Hedged ETF, Defiance Enhanced Short Vol ETF, Defiance Enhanced Long Vol ETF, YieldMax® AFRM Option Income Strategy ETF, YieldMax® APP Option Income Strategy ETF, YieldMax® ARM Option Income Strategy ETF, YieldMax® AVGO Option Income Strategy ETF, YieldMax® CRWD Option Income Strategy ETF, YieldMax® GME Option Income Strategy ETF, YieldMax® HIMS Option Income Strategy ETF, YieldMax® IONQ Option Income Strategy ETF, YieldMax® LLY Option Income Strategy ETF, YieldMax® RDDT Option Income Strategy ETF, YieldMax® SPOT Option Income Strategy ETF, YieldMax® UBER Option Income Strategy ETF, Defiance Leveraged Long + Income AAPL ETF, Defiance Leveraged Long + Income AMD ETF, Defiance Leveraged Long + Income AMZN ETF, Defiance Leveraged Long + Income BRK.B ETF, Defiance Leveraged Long + Income COIN ETF, Defiance Leveraged Long + Income GOOG ETF, Defiance Leveraged Long + Income HIMS ETF, Defiance Leveraged Long + Income HOOD ETF, Defiance Leveraged Long + Income META ETF, Defiance Leveraged Long + Income NFLX ETF, Defiance Leveraged Long + Income NVDA ETF, Defiance Leveraged Long + Income PLTR ETF, Defiance Leveraged Long + Income SMCI ETF and Defiance Leveraged Long + Income TSLA ETF), previously filed with Post-Effective Amendment No. 382 on Form N-1A on July 15, 2025, is hereby incorporated by reference.
(26) Twenty-Seventh Amendment to the Distribution Agreement (adding Defiance Leveraged Long + Income CRCL ETF, Defiance Leveraged Long + Income CRWV ETF, Defiance Leveraged Long + Income GLXY ETF, Defiance Leveraged Long + Income Magnificent Seven ETF, Defiance Leveraged Long + Income Nasdaq 100 ETF, Defiance Leveraged Long + Income S&P 500 ETF, Defiance Leveraged Long + Income Ethereum ETF and Defiance Leveraged Long + Income Bitcoin ETF, YieldMax® CRCL Option Income Strategy ETF, YieldMax® CRWV Option Income Strategy ETF, YieldMax® GLXY Option Income Strategy ETF, and YieldMax® U.S Stocks Target Double Distribution ETF), previously filed with Post-Effective Amendment No. 408 on Form N-1A on August 25, 2025, is hereby incorporated by reference.

(27) Twenty-Eighth Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long ALAB ETF, Defiance Daily Target 2X Long APLD ETF, Defiance Daily Target 2X Long AVAV ETF, Defiance Daily Target 2X Long JOBY ETF, Defiance Daily Target 2X Long KTOS ETF, Defiance Daily Target 2X Long LMND ETF, Defiance Daily Target 2X Long NBIS ETF, Defiance Daily Target 2X Long NVTS ETF, Defiance Daily Target 2X Long OSCR ETF, Defiance Daily Target 2X Long PONY ETF, Defiance Daily Target 2X Long RCAT ETF, Defiance Daily Target 2X Long RBRK ETF, Defiance Daily Target 2X Long ZETA ETF, Defiance Daily Target 2X Long ET ETF, Defiance Daily Target 2X Long FIG ETF, Defiance Daily Target 2X Long IREN ETF, Defiance Daily Target 2X Long MP ETF, Defiance Daily Target 2X Long QS ETF, Defiance Daily Target 2X Long AEO ETF, Defiance Daily Target 2X Long BLSH ETF, Defiance Daily Target 2X Long DASH ETF, and Defiance U.S. Dividend Equity Paid Weekly ETF), previously filed with Post-Effective Amendment No. 433 on Form N-1A on September 24, 2025, is hereby incorporated by reference.
(28) Twenty-Ninth Amendment to the Distribution Agreement (adding Defiance Leveraged Long BEAM ETF, Defiance Leveraged Long SBET ETF, Defiance Leveraged Long OPEN ETF, Defiance Leveraged Long EOSE ETF, Defiance Leveraged Long + Income BMNR ETF, Defiance Leveraged Long + Income SOFI ETF, Defiance Leveraged Long + Income XRP ETF, Defiance Leveraged Long + Income SOL ETF, CoreValues America First Technology Index ETF, Defiance Daily Target 2X Long CHWY ETF, Defiance Daily Target 2X Long CAVA ETF, Defiance Daily Target 2X Long ELF ETF, Defiance Daily Target 2X Long WYNN ETF, Defiance Daily Target 2X Long ESLT ETF, Defiance Daily Target 2X Long BMNR ETF, Defiance Daily Target 2X Short AMD ETF, Defiance Daily Target 2X Short APP ETF, Defiance Daily Target 2X Short ASTS ETF, Defiance Daily Target 2X Short AVGO ETF, Defiance Daily Target 2X Short BBAI ETF, Defiance Daily Target 2X Short BMNR ETF, Defiance Daily Target 2X Short CRCL ETF, Defiance Daily Target 2X Short HIMS ETF, Defiance Daily Target 2X Short HOOD ETF, Defiance Daily Target 2X Short INTC ETF, Defiance Daily Target 2X Short MRVL ETF, Defiance Daily Target 2X Short MU ETF, Defiance Daily Target 2X Short NVO ETF, Defiance Daily Target 2X Short OKLO ETF, Defiance Daily Target 2X Short OSCR ETF, Defiance Daily Target 2X Short SBET ETF, Defiance Daily Target 2X Short TSM ETF, Defiance Daily Target 2X Short UNH ETF, Defiance Leveraged Long DOCN ETF, Defiance Leveraged Long HTZ ETF, Defiance Leveraged Long NEGG ETF, Defiance Leveraged Long NMAX ETF, Defiance Leveraged Long RUM ETF, Defiance QTUM Options Income ETF, Defiance Daily Target 2X Long AA ETF, Defiance Daily Target 2X Long CAE ETF, Defiance Daily Target 2X Long CSCO ETF, Defiance Daily Target 2X Long EBAY ETF, Defiance Daily Target 2X Long EXEL ETF, Defiance Daily Target 2X Long IBKR ETF, Defiance Daily Target 2X Long KLAC ETF, Defiance Daily Target 2X Long MPWR ETF, Defiance Daily Target 2X Long PFE ETF, Defiance Daily Target 2X Long SE ETF, Defiance Daily Target 2X Long ERIC ETF and Defiance Daily Target 2X Long UPS ETF) – previously filed with Post-Effective Amendment No. 457 on Form N-1A on October 29, 2025 and is incorporated herein by reference.
(29) Thirtieth Amendment to the Distribution Agreement (adding Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF, Quantify 2X Daily AltAlt Season Crypto ETF, YieldMax® Hundred Club ETFs, IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ Bitcoin & Bitcoin Treasury mNAV Harvester ETF, IncomeQ Crypto & Crypto Treasury mNAV Harvester ETF, Defiance Daily Target 2X Short APLD ETF, Defiance Daily Target 2X Short ARM ETF, Defiance Daily Target 2X Short BE ETF, Defiance Daily Target 2X Short BITF ETF, Defiance Daily Target 2X Short CLSK ETF, Defiance Daily Target 2X Short CRWV ETF, Defiance Daily Target 2X Short IREN ETF, Defiance Daily Target 2X Short JOBY ETF, Defiance Daily Target 2X Short NBIS ETF, Defiance Daily Target 2X Short NVTS ETF, Defiance Daily Target 2X Short OPEN ETF, Defiance Daily Target 2X Short ORCL ETF, Defiance Daily Target 2X Short SMR ETF, Defiance Daily Target 2X Short SNOW ETF, Defiance Daily Target 2X Short UPST ETF, Defiance Daily Target 2X Long BITF ETF, Defiance Daily Target 2X Long CLS ETF, Defiance Daily Target 2X Long HPQ ETF, Defiance Daily Target 2X Long JMIA ETF, Defiance Daily Target 2X Long LUNR ETF, Defiance Daily Target 2X Long ONDS ETF, Defiance Daily Target 2X Long RKT ETF, Defiance Daily Target 2X Long PGY ETF, Defiance Daily Target 2X Long PL ETF, Defiance Daily Target 2X Long BE ETF, Defiance Daily Target 2X Long BIIB ETF, Defiance Daily Target 2X Long BTQ ETF, Defiance Daily Target 2X Long ETHM ETF, Defiance Daily Target 2X Long JBLU ETF, Defiance Daily Target 2X Long NOK ETF, Defiance Daily Target 2X Long OXY ETF, Defiance Daily Target 2X Long RMBS ETF, Defiance Daily Target 2X Long VRTX ETF, Defiance Daily Target 2X Long WING ETF, Defiance Daily Target 2X Long ZIM ETF,Defiance Long Pure Quantum ETF, and Defiance Daily Target 2X Long WLTH ETF), previously filed with Post-Effective Amendment No. 502 on Form N-1A on December 23, 2025 and is incorporated herein by reference.
(30) Thirty-First Amendment to the Distribution Agreement (adding Defiance 2X Daily Short Pure Quantum Computing Index ETF, 2X Daily Long Pure Drone and Aerial Automation ETF, Defiance Daily Target 2X Long CLF ETF, Defiance Daily Target 2X Long PLUG ETF, Defiance Daily Target 2X Long UUUU ETF, Defiance Daily Target 2X Long CCJ ETF, Defiance Daily Target 2X Long DNN ETF, Defiance Daily Target 2X Long HL ETF, Defiance Daily Target 2X Long NDAQ ETF, Defiance Daily Target 2X Long PAAS ETF, Defiance Daily Target 2X Long PATH ETF, Defiance Daily Target 2X Long POET ETF, Defiance Daily Target 2X Long COMM ETF, Defiance Daily Target 2X Long AMKR ETF, Defiance Daily Target 2X Short RKT ETF, Nicholas Gold Income ETF, Nicholas Silver Income ETF, Nicholas Nuclear Income ETF, Nicholas Defense and Rare Earth Income ETF, Chesapeake Trend-Following Fixed Income ETF, Defiance AdvMicrDev LightningSpread™ Income ETF, Defiance AAPL LightningSpread™ Income ETF, Defiance Blkstne LightningSpread™ Income ETF, Defiance CRCL LightningSpread™ Income ETF, Defiance COIN LightningSpread™ Income ETF, Defiance FcBk LightningSpread™ Income ETF, Defiance MSTR LightningSpread™ Income ETF, Defiance NVDA LightningSpread™ Income ETF, Defiance ORCL LightningSpread™ Income ETF, Defiance PLTR LightningSpread™ Income ETF, Defiance TSLA LightningSpread™ Income ETF, Defiance Bitcoin LightningSpread™ Income ETF, Defiance Ethereum LightningSpread™ Income ETF, Defiance Gold LightningSpread™ Income ETF, Defiance Gold Miners LightningSpread™ Income ETF, Defiance Silver LightningSpread™ Income ETF, Defiance Solana LightningSpread™ Income ETF, Defiance XRP LightningSpread™ Income ETF, YieldMax® Top Ten ETFs, Nicholas Bitcoin and Treasuries AfterDark ETF, Nicholas Bitcoin Tail ETF, YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF, YieldMax® Strategic Metals & Mining Portfolio Option Income ETF, YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF and YieldMax® RoboTech & Automation Portfolio Option Income ETF), previously filed with Post-Effective Amendment No. 517 on Form N-1A on January 26, 2026 and is incorporated herein by reference.

(31) Thirty-Second Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long AMTM ETF) - to be filed by amendment.
(32) Thirty-Third Amendment to the Distribution Agreement (adding Portfolio Building Block 1X Inverse US Large Cap Daily Target ETF and Portfolio Building Block 1X Inverse US Growth and Innovation Daily Target ETF) - to be filed by amendment.
(33) Thirty-Fourth Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long ABTC ETF, Defiance Daily Target 2X Long GCT ETF, Defiance Daily Target 2X Long LUMN ETF, Defiance Daily Target 2X Long MDLN ETF, Defiance Daily Target 2X Long PINS ETF, Defiance Daily Target 2X Long ROKU ETF, Defiance Daily Target 2X Long SATS ETF, Defiance Daily Target 2X Long SNDL ETF, Defiance Daily Target 2X Long TLRY ETF, Defiance Daily Target 2X Long WBD ETF and Defiance Daily Target 2X Long XOVR ETF) - to be filed by amendment.
(34) Thirty-Fifth Amendment to the Distribution Agreement (adding Defiance Space Data Center Leaders ETF and Defiance Pure Space Daily 2X Strategy ETF) - to be filed by amendment.
(35) Thirty-Sixth Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long Discord ETF) - to be filed by amendment.
(36) Thirty-Seventh Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long ASTS ETF, Defiance Daily Target 2X Long BKSY ETF, Defiance Daily Target 2X Long COHR ETF, Defiance Daily Target 2X Long ENVX ETF, Defiance Daily Target 2X Long FRSH ETF, Defiance Daily Target 2X Long GSAT ETF, Defiance Daily Target 2X Long JD ETF, Defiance Daily Target 2X Long LEU ETF, Defiance Daily Target 2X Long OUST ETF, Defiance Daily Target 2X Long RDW ETF, Defiance Daily Target 2X Long RVMD ETF, Defiance Daily Target 2X Long STX ETF and Defiance Daily Target 2X Long VSAT ETF) - to be filed by amendment
(37) Thirty-Eighth Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long RYAAY ETF, Defiance Daily Target 2X Long UMAC ETF, Defiance Daily Target 2X Long WYFI ETF, Defiance Daily Target 2X Long ABAT ETF, Defiance Daily Target 2X Long PRME ETF, Defiance Daily Target 2X Long KULR ETF, Defiance Daily Target 2X Long SPCE ETF, Defiance Daily Target 2X Long ALMU ETF, Defiance Daily Target 2X Long FJET ETF and Defiance Daily Target 2X Long RYCEY ETF) – to be filed by amendment.
(38) Thirty-Ninth Amendment to the Distribution Agreement (adding Fitz-Gerald Must Have Portfolio® ETF and Fitz-Gerald Must Have Portfolio® and Options Overlay ETF) – to be filed by amendment.
(39) Fortieth Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long OPTT ETF, Defiance Daily Target 2X Long SIDU ETF, Defiance Daily Target 2X Long SSNLF ETF, Defiance Daily Target 2X Long HXSCL ETF, and Defiance Daily Target 2X Long KRKNF ETF) – to be filed by amendment.
(40) Forty-First Amendment to the Distribution Agreement (adding Return Stacked® International Stocks & Managed Futures ETF) – to be filed by amendment.
(41) Forty-Second Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long AMPX ETF, Defiance Daily Target 2X Long BEAT ETF, Defiance Daily Target 2X Long KOPN ETF, Defiance Daily Target 2X Long LTRX ETF, Defiance Daily Target 2X Long OSS ETF, Defiance Daily Target 2X Long REKR ETF, Defiance Daily Target 2X Long VELO ETF, Defiance Daily Target 2X Long YALL ETF, and Defiance Daily Target 2X Long YSS ETF) – to be filed by amendment.
(ii)	Distribution Agreement between the Trust and ALPS Distributors, Inc. (on behalf of Cambria Chesapeake Pure Trend ETF), previously filed with Post-Effective Amendment No. 338 on Form N-1A on April 4, 2025 and is incorporated herein by reference.

	(iii)	Form of Authorized Participant Agreement, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
	(iv)	Distribution Services Agreement between Toroso Investments, LLC and Foreside Fund Services, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
	(f)	Not applicable.
(g)	(i)	Custodian Agreement between the Trust and U.S. Bank National Association, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(1) First Amendment to the Custodian Agreement (adding YieldMax® AAPL Option Income Strategy ETF, YieldMax® AMZN Option Income Strategy ETF, YieldMax® BRK.B Option Income Strategy ETF, YieldMax® COIN Option Income Strategy ETF, YieldMax® META Option Income Strategy ETF, YieldMax® GOOG Option Income Strategy ETF, YieldMax® NFLX Option Income Strategy ETF, YieldMax® NVDA Option Income Strategy ETF, YieldMax® XYZ Option Income Strategy ETF, and YieldMax® TSLA Option Income ETF, YieldMax® ARKK Option Income ETF, YieldMax® KWEB Option Income ETF, YieldMax® GDX Option Income Strategy ETF, YieldMax® XBI Option Income Strategy ETF, and YieldMax® TLT Option Income Strategy ETF, and Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
(2) Third Amendment to the Custodian Agreement (adding Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 318 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(3) Fourth Amendment to the Custodian Agreement (adding Pinnacle Focused Opportunities ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(4) Fifth Amendment to the Custodian Agreement (adding Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF) previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(5) Sixth Amendment to the Custodian Agreement (adding DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(6) Seventh Amendment to the Custodian Agreement (adding Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(7) Eighth Amendment to the Custodian Agreement (adding Roundhill Generative AI & Technology ETF), previously filed with Post-Effective Amendment No. 83 on Form N-1A on May 2, 2023 and is incorporated herein by reference.
(8) Ninth Amendment to the Custodian Agreement (adding Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(9) Tenth Amendment to the Custodian Agreement (adding Cboe Validus S&P 500 Dynamic PutWrite Index ETF, Grizzle Growth ETF, YieldMax® MSTR Option Income Strategy ETF, YieldMax® ABNB Option Income Strategy ETF, YieldMax® AMD Option Income Strategy ETF, YieldMax® MRNA Option Income Strategy ETF, YieldMax® PYPL Option Income Strategy ETF, YieldMax® DIS Option Income Strategy ETF, YieldMax® JPM Option Income Strategy ETF, YieldMax® MSFT Option Income Strategy ETF, and YieldMax® XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.
(10) Eleventh Amendment to the Custodian Agreement (adding Return Stacked® U.S. Stocks & Managed Futures ETF, Defiance Nasdaq 100 Weekly Distribution ETF, Defiance Nasdaq 100 Target 30 Weekly Distribution ETF, Defiance S&P 500 Weekly Distribution ETF, Defiance S&P 500 Target 30 Weekly Distribution ETF and Defiance R2000 Weekly Distribution ETF), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(11) Twelfth Amendment to the Custodian Agreement (adding CoreValues Alpha Greater China Growth ETF, YieldMax® ADBE Option Income Strategy ETF, YieldMax® AI Option Income Strategy ETF, YieldMax® BA Option Income Strategy ETF, YieldMax® BIIB Option Income Strategy ETF, YieldMax® INTC Option Income Strategy ETF, YieldMax® NKE Option Income Strategy ETF, YieldMax® ORCL Option Income Strategy ETF, YieldMax® ROKU Option Income Strategy ETF, YieldMax® SNOW Option Income Strategy ETF, YieldMax® TGT Option Income Strategy ETF and YieldMax® ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.
(12) Thirteenth Amendment to the Custodian Agreement (adding Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(13) Fourteenth Amendment to the Custodian Agreement (adding YieldMax® Universe Fund of Option Income ETFs, YieldMax® Magnificent 7 Fund of Option Income ETFs and Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(14) Fifteenth Amendment to the Custodian Agreement (adding Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF, Defiance R2000 Target Income ETF Quantify Absolute Income ETF, iREIT - MarketVector Quality REIT Index ETF, YieldMax® Ultra Option Income Strategy ETF and YieldMax® MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.

(15) Sixteenth Amendment to the Custodian Agreement (adding YieldMax® TSLA Short Option Income Strategy ETF, YieldMax® Innovation Short Option Income Strategy ETF, YieldMax® NVDA Short Option Income Strategy ETF, YieldMax® COIN Short Option Income Strategy ETF, YieldMax® AAPL Short Option Income Strategy ETF, YieldMax® N100 Short Option Income Strategy ETF and Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(16) Seventeenth Amendment to the Custodian Agreement (adding Even Herd Long Short ETF, Peerless Option Wheel ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and YieldMax® Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(17) Eighteenth Amendment to the Custodian Agreement (adding Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, Defiance Treasury Enhanced Options Income ETF and Clockwise U.S. Core Equity ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(18) Nineteenth Amendment to the Custodian Agreement (adding Cambria Chesapeake Pure Trend ETF, Defiance Daily Target 2X Short MSTR ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long Copper ETF, Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF, Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2X Long Uranium ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(19) Twentieth Amendment to the Custodian Agreement (adding Nicholas Global Equity and Income ETF, YieldMax® BABA Option Income Strategy ETF, YieldMax® CVNA Option Income Strategy ETF, YieldMax® DKNG Option Income Strategy ETF, YieldMax® HOOD Option Income Strategy ETF, YieldMax® JD Option Income Strategy ETF, YieldMax® MARA Option Income Strategy ETF, YieldMax® PDD Option Income Strategy ETF, YieldMax® PLTR Option Income Strategy ETF, YieldMax® RBLX Option Income Strategy ETF, YieldMax® SHOP Option Income Strategy ETF, YieldMax® SMCI Option Income Strategy ETF, and YieldMax® TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.
(20) Twenty-First Amendment to the Custodian Agreement (adding YieldMax® Ether Option Income Strategy ETF, STKd 100% Bitcoin & 100% Gold ETF and Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 261 on Form N-1A on September 18, 2024, and is incorporated herein by reference.
(21) Twenty-Second Amendment to the Custodian Agreement (adding YieldMax® Target 12™ Semiconductor Option Income ETF, YieldMax® Target 12™ Biotech & Pharma Option Income ETF, YieldMax® Target 12™ Energy Option Income ETF, YieldMax® Target 12™ Real Estate Option Income ETF, YieldMax® Target 12™ Tech & Innovation Option Income ETF, YieldMax® Target 12™ Big 50 Option Income ETF, YieldMax® Dorsey Wright Hybrid 5 Income ETF, YieldMax® Dorsey Wright Featured 5 Income ETF, YieldMax® AI & Tech Portfolio Option Income ETF, YieldMax® Crypto Industry & Tech Portfolio Option Income ETF, YieldMax® China Portfolio Option Income ETF, YieldMax® Semiconductor Portfolio Option Income ETF, YieldMax® Biotech & Pharma Portfolio Option Income ETF, YieldMax® Ultra Short Option Income Strategy ETF and Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 280 on Form N-1A on November 22, 2024, and is incorporated herein by reference.
(22) Twenty-Third Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long B ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF, Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 3X Strategy ETF, Defiance AI & Power Infrastructure ETF, YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax® S&P 500 0DTE Covered Call Strategy ETF and YieldMax® R2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(23) Twenty-Fourth Amendment to the Custodian Agreement (adding STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF and STKd 100% META & 100% AMZN ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, YieldMax® MSTR Short Option Income Strategy ETF, YieldMax® AMD Short Option Income Strategy ETF, YieldMax® AMZN Short Option Income Strategy ETF, YieldMax® MARA Short Option Income Strategy ETF, YieldMax® Bitcoin Short Option Income Strategy ETF, YieldMax® META Short Option Income Strategy ETF, YieldMax® SMCI Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.

(24) Twenty-Fifth Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF and Defiance Daily Target 2X Short LLY ETF), previously filed with Post-Effective Amendment No. 336 on Form N-1A on March 31, 2025 and is incorporated herein by reference.
(25) Twenty-Sixth Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Long DJT ETF, Defiance Daily Target 2X Long RDDT ETF, Return Stacked® U.S. Stocks & Gold/Bitcoin ETF, Defiance Trillion Dollar Club Index ETF, Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, Defiance Russell 2000 LightningSpread™ Income ETF, YieldMax® AI Performance & Distribution Target 25™ ETF, YieldMax® AMD Performance & Distribution Target 25™ ETF, YieldMax® AMZN Performance & Distribution Target 25™ ETF, YieldMax® COIN Performance & Distribution Target 25™ ETF, YieldMax® MARA Performance & Distribution Target 25™ ETF, YieldMax® MSTR Performance & Distribution Target 25™ ETF, YieldMax® NVDA Performance & Distribution Target 25™ ETF, YieldMax® PLTR Performance & Distribution Target 25™ ETF, YieldMax® SMCI Performance & Distribution Target 25™ ETF and YieldMax® TSLA Performance & Distribution Target 25™ ETF, Defiance Daily Target 2X Short CVNA ETF, Defiance Daily Target 2X Short IONQ ETF, Defiance Daily Target 2X Short PLTR ETF, Defiance Daily Target 2X Short RKLB ETF, Defiance Daily Target 2X Long ANET ETF, Defiance Daily Target 2X Long ARM ETF, Defiance Daily Target 2X Long PM ETF, Defiance Daily Target 2X Long UBER ETF, Hilton BDC Corporate Bond ETF, and Nicholas Crypto Income ETF), previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
(26) Twenty-Seventh Amendment to the Custodian Agreement (adding Defiance 2X Daily Long Pure Quantum ETF, Defiance MAGA Seven ETF, Defiance Daily Target 2X Long OKLO ETF, Defiance Daily Target 2X Long QBTS ETF, Defiance Daily Target 2X Short RGTI ETF, Defiance Daily Target 2X Short QBTS ETF, Defiance Nasdaq 100 Double Short Hedged ETF and YieldMax® Bitcoin Performance & Distribution Target 25™ ETF), previously filed with Post-Effective Amendment No. 366 on Form N-1A on June 17, 2025 and is incorporated herein by reference.
(27) Twenty-Eighth Amendment to the Custodian Agreement (adding Defiance Vol Carry Hedged ETF, Defiance Enhanced Short Vol ETF, Defiance Enhanced Long Vol ETF Defiance Leveraged Long + Income AAPL ETF, Defiance Leveraged Long + Income AMD ETF, Defiance Leveraged Long + Income AMZN ETF, Defiance Leveraged Long + Income BRK.B ETF, Defiance Leveraged Long + Income COIN ETF, Defiance Leveraged Long + Income GOOG ETF, Defiance Leveraged Long + Income HIMS ETF, Defiance Leveraged Long + Income HOOD ETF, Defiance Leveraged Long + Income META ETF, Defiance Leveraged Long + Income NFLX ETF, Defiance Leveraged Long + Income NVDA ETF, Defiance Leveraged Long + Income PLTR ETF, Defiance Leveraged Long + Income SMCI ETF, Defiance Leveraged Long + Income TSLA ETF, YieldMax® AFRM Option Income Strategy ETF, YieldMax® APP Option Income Strategy ETF, YieldMax® ARM Option Income Strategy ETF, YieldMax® AVGO Option Income Strategy ETF, YieldMax® CRWD Option Income Strategy ETF, YieldMax® GME Option Income Strategy ETF, YieldMax® HIMS Option Income Strategy ETF, YieldMax® IONQ Option Income Strategy ETF, YieldMax® LLY Option Income Strategy ETF, YieldMax® RDDT Option Income Strategy ETF, YieldMax® SPOT Option Income Strategy ETF and YieldMax® UBER Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 391 on Form N-1A on August 4, 2025 and is incorporated herein by reference.
(28) Twenty-Ninth Amendment to the Custodian Agreement (adding YieldMax® CRCL Option Income Strategy ETF, YieldMax® CRWV Option Income Strategy ETF, YieldMax® GLXY Option Income Strategy ETF, Defiance Leveraged Long + Income CRCL ETF, Defiance Leveraged Long + Income CRWV ETF, Defiance Leveraged Long + Income GLXY ETF, Defiance Leveraged Long + Income Magnificent Seven ETF, Defiance Leveraged Long + Income Nasdaq 100 ETF, Defiance Leveraged Long + Income S&P 500 ETF, Defiance Leveraged Long + Income Ethereum ETF, Defiance Leveraged Long + Income Bitcoin ETF, and YieldMax® U.S Stocks Target Double Distribution ETF), previously filed with Post-Effective Amendment No. 421 on Form N-1A on September 8, 2025 and is incorporated herein by reference.
(29) Thirtieth Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Long ALAB ETF, Defiance Daily Target 2X Long APLD ETF, Defiance Daily Target 2X Long AVAV ETF, Defiance Daily Target 2X Long JOBY ETF, Defiance Daily Target 2X Long KTOS ETF, Defiance Daily Target 2X Long LMND ETF, Defiance Daily Target 2X Long NBIS ETF, Defiance Daily Target 2X Long NVTS ETF, Defiance Daily Target 2X Long OSCR ETF, Defiance Daily Target 2X Long PONY ETF, Defiance Daily Target 2X Long RCAT ETF, Defiance Daily Target 2X Long RBRK ETF, Defiance Daily Target 2X Long ZETA ETF, Defiance Daily Target 2X Long AEO ETF, Defiance Daily Target 2X Long BLSH ETF, Defiance Daily Target 2X Long DASH ETF, Defiance Daily Target 2X Long MRNA ETF, Defiance Daily Target 2X Long ET ETF, Defiance Daily Target 2X Long FIG ETF, Defiance Daily Target 2X Long IREN ETF, Defiance Daily Target 2X Long MP ETF, Defiance Daily Target 2X Long QS ETF and Defiance U.S. Dividend Equity Paid Weekly ETF), previously filed with Post-Effective Amendment No. 446 on Form N-1A on October 17, 2025 and is incorporated herein by reference.

(30) Thirty-First Amendment to the Custodian Agreement (adding Defiance Leveraged Long BEAM ETF, Defiance Leveraged Long SBET ETF, Defiance Leveraged Long OPEN ETF, Defiance Leveraged Long EOSE ETF, Defiance Leveraged Long + Income BMNR ETF, Defiance Leveraged Long + Income SOFI ETF, Defiance Leveraged Long + Income XRP ETF, Defiance Leveraged Long + Income SOL ETF, CoreValues America First Technology Index ETF, Defiance Daily Target 2X Long CHWY ETF, Defiance Daily Target 2X Long CAVA ETF, Defiance Daily Target 2X Long ELF ETF, Defiance Daily Target 2X Long WYNN ETF, Defiance Daily Target 2X Long ESLT ETF, Defiance Daily Target 2X Long BMNR ETF, Defiance Daily Target 2X Short AMD ETF, Defiance Daily Target 2X Short APP ETF, Defiance Daily Target 2X Short ASTS ETF, Defiance Daily Target 2X Short AVGO ETF, Defiance Daily Target 2X Short BBAI ETF, Defiance Daily Target 2X Short BMNR ETF, Defiance Daily Target 2X Short CRCL ETF, Defiance Daily Target 2X Short HIMS ETF, Defiance Daily Target 2X Short HOOD ETF, Defiance Daily Target 2X Short INTC ETF, Defiance Daily Target 2X Short MRVL ETF, Defiance Daily Target 2X Short MU ETF, Defiance Daily Target 2X Short NVO ETF, Defiance Daily Target 2X Short OKLO ETF, Defiance Daily Target 2X Short OSCR ETF, Defiance Daily Target 2X Short SBET ETF, Defiance Daily Target 2X Short TSM ETF, Defiance Daily Target 2X Short UNH ETF, Defiance Leveraged Long DOCN ETF, Defiance Leveraged Long HTZ ETF, Defiance Leveraged Long NEGG ETF, Defiance Leveraged Long NMAX ETF, Defiance Leveraged Long RUM ETF, Defiance QTUM Options Income ETF, Defiance Daily Target 2X Long AA ETF, Defiance Daily Target 2X Long CAE ETF, Defiance Daily Target 2X Long CSCO ETF, Defiance Daily Target 2X Long EBAY ETF, Defiance Daily Target 2X Long EXEL ETF, Defiance Daily Target 2X Long IBKR ETF, Defiance Daily Target 2X Long KLAC ETF, Defiance Daily Target 2X Long MPWR ETF, Defiance Daily Target 2X Long PFE ETF, Defiance Daily Target 2X Long SE ETF, Defiance Daily Target 2X Long ERIC ETF and Defiance Daily Target 2X Long UPS ETF), previously filed with Post-Effective Amendment No. 463 on Form N-1A on November 10, 2025 and is incorporated herein by reference.
(31) Thirty-Second Amendment to the Custodian Agreement (adding Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF, Quantify 2X Daily AltAlt Season Crypto ETF, YieldMax® Hundred Club ETFs, IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ Bitcoin & Bitcoin Treasury mNAV Harvester ETF, IncomeQ Crypto & Crypto Treasury mNAV Harvester ETF, Defiance Daily Target 2X Short APLD ETF, Defiance Daily Target 2X Short ARM ETF, Defiance Daily Target 2X Short BE ETF, Defiance Daily Target 2X Short BITF ETF, Defiance Daily Target 2X Short CLSK ETF, Defiance Daily Target 2X Short CRWV ETF, Defiance Daily Target 2X Short IREN ETF, Defiance Daily Target 2X Short JOBY ETF, Defiance Daily Target 2X Short NBIS ETF, Defiance Daily Target 2X Short NVTS ETF, Defiance Daily Target 2X Short OPEN ETF, Defiance Daily Target 2X Short ORCL ETF, Defiance Daily Target 2X Short SMR ETF, Defiance Daily Target 2X Short SNOW ETF, Defiance Daily Target 2X Short UPST ETF, Defiance Daily Target 2X Long BITF ETF, Defiance Daily Target 2X Long CLS ETF, Defiance Daily Target 2X Long HPQ ETF, Defiance Daily Target 2X Long JMIA ETF, Defiance Daily Target 2X Long LUNR ETF, Defiance Daily Target 2X Long ONDS ETF, Defiance Daily Target 2X Long RKT ETF, Defiance Daily Target 2X Long PGY ETF, Defiance Daily Target 2X Long PL ETF, Defiance Daily Target 2X Long BE ETF, Defiance Daily Target 2X Long BIIB ETF, Defiance Daily Target 2X Long BTQ ETF, Defiance Daily Target 2X Long ETHM ETF, Defiance Daily Target 2X Long JBLU ETF, Defiance Daily Target 2X Long NOK ETF, Defiance Daily Target 2X Long OXY ETF, Defiance Daily Target 2X Long RMBS ETF, Defiance Daily Target 2X Long VRTX ETF, Defiance Daily Target 2X Long WING ETF, Defiance Daily Target 2X Long ZIM ETF, Defiance Long Pure Quantum ETF, and Defiance Daily Target 2X Long WLTH ETF), previously filed with Post-Effective Amendment No. 502 on Form N-1A on December 23, 2025 and is incorporated herein by reference.
(32) Thirty-Third Amendment to the Custodian Agreement (adding Chesapeake Trend-Following Fixed Income ETF, Defiance 2X Daily Long Pure Drone and Aerial Automation ETF, Defiance 2X Daily Short Pure Quantum Computing Index ETF, Defiance Daily Target 2X Long CLF ETF, Defiance Daily Target 2X Long PLUG ETF, Defiance Daily Target 2X Long UUUU ETF, Defiance Daily Target 2X Long CCJ ETF, Defiance Daily Target 2X Long DNN ETF, Defiance Daily Target 2X Long HL ETF, Defiance Daily Target 2X Long NDAQ ETF, Defiance Daily Target 2X Long PAAS ETF, Defiance Daily Target 2X Long PATH ETF, Defiance Daily Target 2X Long POET ETF, Defiance Daily Target 2X Long COMM ETF, Defiance Daily Target 2X Long AMKR ETF, Defiance Daily Target 2X Short RKT ETF, Defiance AdvMicrDev LightningSpread™ Income ETF, Defiance AAPL LightningSpread™ Income ETF, Defiance Blkstne LightningSpread™ Income ETF, Defiance CRCL LightningSpread™ Income ETF, Defiance COIN LightningSpread™ Income ETF, Defiance FcBk LightningSpread™ Income ETF, Defiance MSTR LightningSpread™ Income ETF, Defiance NVDA LightningSpread™ Income ETF, Defiance ORCL LightningSpread™ Income ETF, Defiance PLTR LightningSpread™ Income ETF, Defiance TSLA LightningSpread™ Income ETF, Nicholas Bitcoin and Treasuries AfterDark ETF, Nicholas Bitcoin Tail ETF, Nicholas Gold Income ETF, Nicholas Silver Income ETF, Nicholas Nuclear Income ETF, Nicholas Defense and Rare Earth Income ETF, YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF, YieldMax® Strategic Metals & Mining Portfolio Option Income ETF, YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF, YieldMax® RoboTech & Automation Portfolio Option Income ETF and YieldMax® Top Ten ETFs), previously filed with Post-Effective Amendment No. 517 on Form N-1A on January 26, 2026 and is incorporated herein by reference.

(33) Thirty-Fourth Amendment to the Custodian Agreement (adding, Defiance Bitcoin LightningSpread™ Income ETF, Defiance Ethereum LightningSpread™ Income ETF, Defiance Gold LightningSpread™ Income ETF, Defiance Gold Miners LightningSpread™ Income ETF, Defiance Silver LightningSpread™ Income ETF, Defiance Solana LightningSpread™ Income ETF, and Defiance XRP LightningSpread™ Income ETF), previously filed with Post-Effective Amendment No. 527 on Form N-1A on February 9, 2026, and is incorporated herein by reference.
(34) Thirty-Fifth Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Long AMTM ETF) - to be filed by amendment.
(35) Thirty-Sixth Amendment to the Custodian Agreement (adding Portfolio Building Block 1X Inverse US Large Cap Daily Target ETF and Portfolio Building Block 1X Inverse US Growth and Innovation Daily Target ETF) - to be filed by amendment.
(36) Thirty-Seventh Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Long ABTC ETF, Defiance Daily Target 2X Long GCT ETF, Defiance Daily Target 2X Long LUMN ETF, Defiance Daily Target 2X Long MDLN ETF, Defiance Daily Target 2X Long PINS ETF, Defiance Daily Target 2X Long ROKU ETF, Defiance Daily Target 2X Long SATS ETF, Defiance Daily Target 2X Long SNDL ETF, Defiance Daily Target 2X Long TLRY ETF, Defiance Daily Target 2X Long WBD ETF and Defiance Daily Target 2X Long XOVR ETF) - to be filed by amendment.
(37) Thirty-Eighth Amendment to the Custodian Agreement (adding Defiance Space Data Center Leaders ETF and Defiance Pure Space Daily 2X Strategy ETF) - to be filed by amendment.
(38) Thirty-Ninth Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Long Discord ETF) - to be filed by amendment.
(39) Fortieth Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Long ASTS ETF, Defiance Daily Target 2X Long BKSY ETF, Defiance Daily Target 2X Long COHR ETF, Defiance Daily Target 2X Long ENVX ETF, Defiance Daily Target 2X Long FRSH ETF, Defiance Daily Target 2X Long GSAT ETF, Defiance Daily Target 2X Long JD ETF, Defiance Daily Target 2X Long LEU ETF, Defiance Daily Target 2X Long OUST ETF, Defiance Daily Target 2X Long RDW ETF, Defiance Daily Target 2X Long RVMD ETF, Defiance Daily Target 2X Long STX ETF and Defiance Daily Target 2X Long VSAT ETF) - to be filed by amendment.
(40) Forty-First Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Long RYAAY ETF, Defiance Daily Target 2X Long UMAC ETF, Defiance Daily Target 2X Long WYFI ETF, Defiance Daily Target 2X Long ABAT ETF, Defiance Daily Target 2X Long PRME ETF, Defiance Daily Target 2X Long KULR ETF, Defiance Daily Target 2X Long SPCE ETF, Defiance Daily Target 2X Long ALMU ETF, Defiance Daily Target 2X Long FJET ETF and Defiance Daily Target 2X Long RYCEY ETF) – to be filed by amendment.
(41) Forty-Second Amendment to the Custodian Agreement (adding Fitz-Gerald Must Have Portfolio® ETF and Fitz-Gerald Must Have Portfolio® and Options Overlay ETF) – to be filed by amendment.
(42) Forty-Third Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Long OPTT ETF, Defiance Daily Target 2X Long SIDU ETF, Defiance Daily Target 2X Long SSNLF ETF, Defiance Daily Target 2X Long HXSCL ETF, and Defiance Daily Target 2X Long KRKNF ETF) – to be filed by amendment.
(43) Forty-Fourth Amendment to the Custodian Agreement (adding Return Stacked® International Stocks & Managed Futures ETF) – to be filed by amendment.
(44) Forty-Fifth Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Long AMPX ETF, Defiance Daily Target 2X Long BEAT ETF, Defiance Daily Target 2X Long KOPN ETF, Defiance Daily Target 2X Long LTRX ETF, Defiance Daily Target 2X Long OSS ETF, Defiance Daily Target 2X Long REKR ETF, Defiance Daily Target 2X Long VELO ETF, Defiance Daily Target 2X Long YALL ETF, and Defiance Daily Target 2X Long YSS ETF) – to be filed by amendment.
	(ii)	Semi-Transparent ETF Custody Agreement between Tidal Trust II and U.S. Bank National Association, previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
(h)	(i)	Fund Administration Servicing Agreement between the Trust and Tidal ETF Services LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(1) First Amendment to the Fund Administration Servicing Agreement (adding YieldMax® AAPL Option Income Strategy ETF, YieldMax® AMZN Option Income Strategy ETF, YieldMax® BRK.B Option Income Strategy ETF, YieldMax® COIN Option Income Strategy ETF, YieldMax® META Option Income Strategy ETF, YieldMax® GOOG Option Income Strategy ETF, YieldMax® NFLX Option Income Strategy ETF, YieldMax® NVDA Option Income Strategy ETF, YieldMax® XYZ Option Income Strategy ETF, YieldMax® TSLA Option Income Strategy ETF, YieldMax® ARKK Option Income Strategy ETF, YieldMax® KWEB Option Income Strategy ETF, YieldMax® GDX Option Income Strategy ETF, YieldMax® XBI Option Income Strategy ETF, and YieldMax® TLT Option Income Strategy ETF and Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
(2) Third Amendment to the Fund Administration Servicing Agreement (adding Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.

(3) Fourth Amendment to the Fund Administration Servicing Agreement (adding Pinnacle Focused Opportunities ETF and Veridien Climate Action ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(4) Fifth Amendment to the Fund Administration Servicing Agreement (adding Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(5) Sixth Amendment to the Fund Administration Servicing Agreement (adding DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(6) Seventh Amendment to the Fund Administration Servicing Agreement (adding Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(7) Eighth Amendment to the Fund Administration Servicing Agreement (adding Roundhill Generative AI & Technology ETF), previously filed with Post-Effective Amendment No. 83 on Form N-1A on May 2, 2023 and is incorporated herein by reference.
(8) Ninth Amendment to the Fund Administration Servicing Agreement (adding Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(9) CCO Services Amendment to Fund Administration Servicing Agreement, previously filed with Post-Effective Amendment No. 88 on Form N-1A on May 12, 2023 and is incorporated herein by reference.
(10) Tenth Amendment to the Fund Administration Servicing Agreement (adding Cboe Validus S&P 500 Dynamic PutWrite Index ETF, Grizzle Growth ETF, YieldMax® MSTR Option Income Strategy ETF, YieldMax® ABNB Option Income Strategy ETF, YieldMax® AMD Option Income Strategy ETF, YieldMax® MRNA Option Income Strategy ETF, YieldMax® PYPL Option Income Strategy ETF, YieldMax® DIS Option Income Strategy ETF, YieldMax® JPM Option Income Strategy ETF, YieldMax® MSFT Option Income Strategy ETF, and YieldMax® XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.
(11) Eleventh Amendment to the Fund Administration Servicing Agreement (adding Return Stacked® U.S. Stocks & Managed Futures ETF, Defiance Nasdaq 100 Weekly Distribution ETF, Defiance S&P 500 Weekly Distribution ETF and Defiance R2000 Weekly Distribution ETF), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(12) Twelfth Amendment to the Fund Administration Servicing Agreement (adding CoreValues Alpha Greater China Growth ETF, YieldMax® ADBE Option Income Strategy ETF, YieldMax® AI Option Income Strategy ETF, YieldMax® BA Option Income Strategy ETF, YieldMax® BIIB Option Income Strategy ETF, YieldMax® INTC Option Income Strategy ETF, YieldMax® NKE Option Income Strategy ETF, YieldMax® ORCL Option Income Strategy ETF, YieldMax® ROKU Option Income Strategy ETF, YieldMax® SNOW Option Income Strategy ETF, YieldMax® TGT Option Income Strategy ETF and YieldMax® ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 124 on Form N-1A on September 20, 2023 and is incorporated herein by reference.
(13) Thirteenth Amendment to the Fund Administration Servicing Agreement (adding Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(14) Fourteenth Amendment to the Fund Administration Servicing Agreement (adding YieldMax® Universe Fund of Option Income ETFs, YieldMax® Magnificent 7 Fund of Option Income ETFs and Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(15) Fifteenth Amendment to the Fund Administration Servicing Agreement (adding Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF, Defiance R2000 Target Income ETF Quantify Absolute Income ETF, iREIT - MarketVector Quality REIT Index ETF, YieldMax® Ultra Option Income Strategy ETF and YieldMax® MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 165 on Form N-1A on February 1, 2024 and is incorporated herein by reference.
(16) Sixteenth Amendment to the Fund Administration Servicing Agreement (adding YieldMax® TSLA Short Option Income Strategy ETF, YieldMax® Innovation Short Option Income Strategy ETF, YieldMax® NVDA Short Option Income Strategy ETF, YieldMax® COIN Short Option Income Strategy ETF, YieldMax® AAPL Short Option Income Strategy ETF, YieldMax® N100 Short Option Income Strategy ETF and Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(17) Seventeenth Amendment to the Fund Administration Servicing Agreement (adding Even Herd Long Short ETF, Peerless Option Wheel ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and YieldMax® Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.

(18) Eighteenth Amendment to the Fund Administration Servicing Agreement (adding Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, Defiance Treasury Enhanced Options Income ETF and Clockwise U.S. Core Equity ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(19) Nineteenth Amendment to the Fund Administration Servicing Agreement (adding Cambria Chesapeake Pure Trend ETF, Defiance Daily Target 2X Short MSTR ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long Copper ETF, Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF, Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2X Long Uranium ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(20) Twentieth Amendment to the Fund Administration Servicing Agreement (adding Nicholas Global Equity and Income ETF, YieldMax® BABA Option Income Strategy ETF, YieldMax® CVNA Option Income Strategy ETF, YieldMax® DKNG Option Income Strategy ETF, YieldMax® HOOD Option Income Strategy ETF, YieldMax® JD Option Income Strategy ETF, YieldMax® MARA Option Income Strategy ETF, YieldMax® PDD Option Income Strategy ETF, YieldMax® PLTR Option Income Strategy ETF, YieldMax® RBLX Option Income Strategy ETF, YieldMax® SHOP Option Income Strategy ETF, YieldMax® SMCI Option Income Strategy ETF, and YieldMax® TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.
(21) Twenty-First Amendment to the Fund Administration Servicing Agreement (adding YieldMax® Ether Option Income Strategy ETF, STKd 100% Bitcoin & 100% Gold ETF and Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 259 on Form N-1A on September 9, 2024, and is incorporated herein by reference.
(22) Twenty-Second Amendment to the Fund Administration Servicing Agreement (adding YieldMax® Target 12™ Semiconductor Option Income ETF, YieldMax® Target 12™ Biotech & Pharma Option Income ETF, YieldMax® Target 12™ Energy Option Income ETF, YieldMax® Target 12™ Real Estate Option Income ETF, YieldMax® Target 12™ Tech & Innovation Option Income ETF, YieldMax® Target 12™ Big 50 Option Income ETF, YieldMax® Dorsey Wright Hybrid 5 Income ETF, YieldMax® Dorsey Wright Featured 5 Income ETF, YieldMax® AI & Tech Portfolio Option Income ETF, YieldMax® Crypto Industry & Tech Portfolio Option Income ETF, YieldMax® China Portfolio Option Income ETF, YieldMax® Semiconductor Portfolio Option Income ETF, YieldMax® Biotech & Pharma Portfolio Option Income ETF, YieldMax® Ultra Short Option Income Strategy ETF and Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 280 on Form N-1A on November 22, 2024, and is incorporated herein by reference.
(23) Twenty-Third Amendment to the Fund Administration Servicing Agreement (adding Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long B ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF, Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 3X Strategy ETF, Defiance AI & Power Infrastructure ETF, YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax® S&P 500 0DTE Covered Call Strategy ETF and YieldMax® R2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(24) Twenty-Fourth Amendment to the Fund Administration Servicing Agreement (adding STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF and STKd 100% META & 100% AMZN ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF and Defiance Daily Target 2X Short LLY ETF, YieldMax® MSTR Short Option Income Strategy ETF, YieldMax® AMD Short Option Income Strategy ETF, YieldMax® AMZN Short Option Income Strategy ETF, YieldMax® MARA Short Option Income Strategy ETF, YieldMax® Bitcoin Short Option Income Strategy ETF, YieldMax® META Short Option Income Strategy ETF and YieldMax® SMCI Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(25) Twenty-Fifth Amendment to the Fund Administration Servicing Agreement (adding Defiance Daily Target 2X Long DJT ETF, Defiance Daily Target 2X Long RDDT ETF, Return Stacked® U.S. Stocks & Gold/Bitcoin ETF, Defiance Trillion Dollar Club Index ETF, Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, Defiance Russell 2000 LightningSpread™ Income ETF, YieldMax® AI Performance & Distribution Target 25™ ETF, YieldMax® AMD Performance & Distribution Target 25™ ETF, YieldMax® AMZN Performance & Distribution Target 25™ ETF, YieldMax® COIN Performance & Distribution Target 25™ ETF, YieldMax® MARA Performance & Distribution Target 25™ ETF, YieldMax® MSTR Performance & Distribution Target 25™ ETF, YieldMax® NVDA Performance & Distribution Target 25™ ETF, YieldMax® PLTR Performance & Distribution Target 25™ ETF, YieldMax® SMCI Performance & Distribution Target 25™ ETF and YieldMax® TSLA Performance & Distribution Target 25™ ETF, Defiance Daily Target 2X Short CVNA ETF, Defiance Daily Target 2X Short IONQ ETF, Defiance Daily Target 2X Short PLTR ETF, Defiance Daily Target 2X Short RKLB ETF, Defiance Daily Target 2X Long ANET ETF, Defiance Daily Target 2X Long ARM ETF, Defiance Daily Target 2X Long PM ETF, Defiance Daily Target 2X Long UBER ETF, Hilton BDC Corporate Bond ETF, and Nicholas Crypto Income ETF), previously filed with Post-Effective Amendment No. 339 on Form N-1A on April 8, 2025 and is incorporated herein by reference.

(26) Twenty-Sixth Amendment to the Fund Administration Servicing Agreement (adding Defiance 2X Daily Long Pure Quantum ETF, Defiance MAGA Seven ETF, Defiance Daily Target 2X Long OKLO ETF, Defiance Daily Target 2X Long QBTS ETF, Defiance Daily Target 2X Short RGTI ETF, Defiance Daily Target 2X Short QBTS ETF, Defiance Nasdaq 100 Double Short Hedged ETF and YieldMax® Bitcoin Performance & Distribution Target 25™ ETF), previously filed with Post-Effective Amendment No. 366 on Form N-1A on June 17, 2025 and is incorporated herein by reference.
(27) Twenty-Seventh Amendment to the Fund Administration Servicing Agreement (adding Defiance Vol Carry Hedged ETF, Defiance Enhanced Short Vol ETF, Defiance Enhanced Long Vol ETF, Defiance Leveraged Long + Income AAPL ETF, Defiance Leveraged Long + Income AMD ETF, Defiance Leveraged Long + Income AMZN ETF, Defiance Leveraged Long + Income BRK.B ETF, Defiance Leveraged Long + Income COIN ETF, Defiance Leveraged Long + Income GOOG ETF, Defiance Leveraged Long + Income HIMS ETF, Defiance Leveraged Long + Income HOOD ETF, Defiance Leveraged Long + Income META ETF, Defiance Leveraged Long + Income NFLX ETF, Defiance Leveraged Long + Income NVDA ETF, Defiance Leveraged Long + Income PLTR ETF, Defiance Leveraged Long + Income SMCI ETF, Defiance Leveraged Long + Income TSLA ETF, YieldMax® AFRM Option Income Strategy ETF, YieldMax® APP Option Income Strategy ETF, YieldMax® ARM Option Income Strategy ETF, YieldMax® AVGO Option Income Strategy ETF, YieldMax® CRWD Option Income Strategy ETF, YieldMax® GME Option Income Strategy ETF, YieldMax® HIMS Option Income Strategy ETF, YieldMax® IONQ Option Income Strategy ETF, YieldMax® LLY Option Income Strategy ETF, YieldMax® RDDT Option Income Strategy ETF, YieldMax® SPOT Option Income Strategy ETF and YieldMax® UBER Option Income Strategy ETF) – previously filed with Post-Effective Amendment No. 382 on Form N-1A on July 15, 2025, is hereby incorporated by reference.
(28) Twenty-Eighth Amendment to the Fund Administration Servicing Agreement (adding YieldMax® CRCL Option Income Strategy ETF, YieldMax® CRWV Option Income Strategy ETF, YieldMax® GLXY Option Income Strategy ETF, Defiance Leveraged Long + Income CRCL ETF, Defiance Leveraged Long + Income CRWV ETF, Defiance Leveraged Long + Income GLXY ETF, Defiance Leveraged Long + Income Magnificent Seven ETF, Defiance Leveraged Long + Income Nasdaq 100 ETF, Defiance Leveraged Long + Income S&P 500 ETF, Defiance Leveraged Long + Income Ethereum ETF and Defiance Leveraged Long + Income Bitcoin ETF, and YieldMax® U.S Stocks Target Double Distribution ETF), previously filed with Post-Effective Amendment No. 408 on Form N-1A on August 25, 2025, is hereby incorporated by reference.
(29) Twenty-Ninth Amendment to the Fund Administration Servicing Agreement (adding Defiance Daily Target 2X Long ALAB ETF, Defiance Daily Target 2X Long APLD ETF, Defiance Daily Target 2X Long AVAV ETF, Defiance Daily Target 2X Long JOBY ETF, Defiance Daily Target 2X Long KTOS ETF, Defiance Daily Target 2X Long LMND ETF, Defiance Daily Target 2X Long NBIS ETF, Defiance Daily Target 2X Long NVTS ETF, Defiance Daily Target 2X Long OSCR ETF, Defiance Daily Target 2X Long PONY ETF, Defiance Daily Target 2X Long RCAT ETF, Defiance Daily Target 2X Long RBRK ETF, Defiance Daily Target 2X Long ZETA ETF Defiance Daily Target 2X Long AEO ETF, Defiance Daily Target 2X Long BLSH ETF, Defiance Daily Target 2X Long DASH ETF, Defiance Daily Target 2X Long MRNA ETF, Defiance U.S. Dividend Equity Paid Weekly ETF, Defiance Daily Target 2X Long ET ETF, Defiance Daily Target 2X Long FIG ETF, Defiance Daily Target 2X Long IREN ETF, Defiance Daily Target 2X Long MP ETF and Defiance Daily Target 2X Long QS ETF), previously filed with Post-Effective Amendment No. 433 on Form N-1A on September 24, 2025, is hereby incorporated by reference.
(30) Thirtieth Amendment to the Fund Administration Servicing Agreement (adding Defiance Leveraged Long BEAM ETF, Defiance Leveraged Long SBET ETF, Defiance Leveraged Long OPEN ETF, Defiance Leveraged Long EOSE ETF, Defiance Leveraged Long + Income BMNR ETF, Defiance Leveraged Long + Income SOFI ETF, Defiance Leveraged Long + Income XRP ETF, Defiance Leveraged Long + Income SOL ETF, CoreValues America First Technology Index ETF, Defiance Daily Target 2X Long CHWY ETF, Defiance Daily Target 2X Long CAVA ETF, Defiance Daily Target 2X Long ELF ETF, Defiance Daily Target 2X Long WYNN ETF, Defiance Daily Target 2X Long ESLT ETF, Defiance Daily Target 2X Long BMNR ETF, Defiance Daily Target 2X Short AMD ETF, Defiance Daily Target 2X Short APP ETF, Defiance Daily Target 2X Short ASTS ETF, Defiance Daily Target 2X Short AVGO ETF, Defiance Daily Target 2X Short BBAI ETF, Defiance Daily Target 2X Short BMNR ETF, Defiance Daily Target 2X Short CRCL ETF, Defiance Daily Target 2X Short HIMS ETF, Defiance Daily Target 2X Short HOOD ETF, Defiance Daily Target 2X Short INTC ETF, Defiance Daily Target 2X Short MRVL ETF, Defiance Daily Target 2X Short MU ETF, Defiance Daily Target 2X Short NVO ETF, Defiance Daily Target 2X Short OKLO ETF, Defiance Daily Target 2X Short OSCR ETF, Defiance Daily Target 2X Short SBET ETF, Defiance Daily Target 2X Short TSM ETF, Defiance Daily Target 2X Short UNH ETF, Defiance Leveraged Long DOCN ETF, Defiance Leveraged Long HTZ ETF, Defiance Leveraged Long NEGG ETF, Defiance Leveraged Long NMAX ETF, Defiance Leveraged Long RUM ETF, Defiance QTUM Options Income ETF, Defiance Daily Target 2X Long AA ETF, Defiance Daily Target 2X Long CAE ETF, Defiance Daily Target 2X Long CSCO ETF, Defiance Daily Target 2X Long EBAY ETF, Defiance Daily Target 2X Long EXEL ETF, Defiance Daily Target 2X Long IBKR ETF, Defiance Daily Target 2X Long KLAC ETF, Defiance Daily Target 2X Long MPWR ETF, Defiance Daily Target 2X Long PFE ETF, Defiance Daily Target 2X Long SE ETF, Defiance Daily Target 2X Long ERIC ETF and Defiance Daily Target 2X Long UPS ETF) – previously filed with Post-Effective Amendment No. 457 on Form N-1A on October 29, 2025 and is incorporated herein by reference.

(31) Thirty-First Amendment to the Fund Administration Servicing Agreement (adding Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF, Quantify 2X Daily AltAlt Season Crypto ETF, YieldMax® Hundred Club ETFs, IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ Bitcoin & Bitcoin Treasury mNAV Harvester ETF, IncomeQ Crypto & Crypto Treasury mNAV Harvester ETF, Defiance Daily Target 2X Short APLD ETF, Defiance Daily Target 2X Short ARM ETF, Defiance Daily Target 2X Short BE ETF, Defiance Daily Target 2X Short BITF ETF, Defiance Daily Target 2X Short CLSK ETF, Defiance Daily Target 2X Short CRWV ETF, Defiance Daily Target 2X Short IREN ETF, Defiance Daily Target 2X Short JOBY ETF, Defiance Daily Target 2X Short NBIS ETF, Defiance Daily Target 2X Short NVTS ETF, Defiance Daily Target 2X Short OPEN ETF, Defiance Daily Target 2X Short ORCL ETF, Defiance Daily Target 2X Short SMR ETF, Defiance Daily Target 2X Short SNOW ETF, Defiance Daily Target 2X Short UPST ETF, Defiance Daily Target 2X Long BITF ETF, Defiance Daily Target 2X Long CLS ETF, Defiance Daily Target 2X Long HPQ ETF, Defiance Daily Target 2X Long JMIA ETF, Defiance Daily Target 2X Long LUNR ETF, Defiance Daily Target 2X Long ONDS ETF, Defiance Daily Target 2X Long RKT ETF, Defiance Daily Target 2X Long PGY ETF, Defiance Daily Target 2X Long PL ETF, Defiance Daily Target 2X Long BE ETF, Defiance Daily Target 2X Long BIIB ETF, Defiance Daily Target 2X Long BTQ ETF, Defiance Daily Target 2X Long ETHM ETF, Defiance Daily Target 2X Long JBLU ETF, Defiance Daily Target 2X Long NOK ETF, Defiance Daily Target 2X Long OXY ETF, Defiance Daily Target 2X Long RMBS ETF, Defiance Daily Target 2X Long VRTX ETF, Defiance Daily Target 2X Long WING ETF, Defiance Daily Target 2X Long ZIM ETF, Defiance Long Pure Quantum ETF, and Defiance Daily Target 2X Long WLTH ETF), previously filed with Post-Effective Amendment No. 495 on Form N-1A on December 19, 2025, is hereby incorporated by reference.
(32) Thirty-Second Amendment to the Fund Administration Servicing Agreement (adding Chesapeake Trend-Following Fixed Income ETF, Defiance 2X Daily Long Pure Drone and Aerial Automation ETF, Defiance 2X Daily Short Pure Quantum Computing Index ETF, Defiance Daily Target 2X Long CLF ETF, Defiance Daily Target 2X Long PLUG ETF, Defiance Daily Target 2X Long UUUU ETF, Defiance Daily Target 2X Long CCJ ETF, Defiance Daily Target 2X Long DNN ETF, Defiance Daily Target 2X Long HL ETF, Defiance Daily Target 2X Long NDAQ ETF, Defiance Daily Target 2X Long PAAS ETF, Defiance Daily Target 2X Long PATH ETF, Defiance Daily Target 2X Long POET ETF, Defiance Daily Target 2X Long COMM ETF, Defiance Daily Target 2X Long AMKR ETF, Defiance Daily Target 2X Short RKT ETF, Defiance AdvMicrDev LightningSpread™ Income ETF, Defiance AAPL LightningSpread™ Income ETF, Defiance Blkstne LightningSpread™ Income ETF, Defiance CRCL LightningSpread™ Income ETF, Defiance COIN LightningSpread™ Income ETF, Defiance FcBk LightningSpread™ Income ETF, Defiance MSTR LightningSpread™ Income ETF, Defiance NVDA LightningSpread™ Income ETF, Defiance ORCL LightningSpread™ Income ETF, Defiance PLTR LightningSpread™ Income ETF, Defiance TSLA LightningSpread™ Income ETF, Defiance Bitcoin LightningSpread™ Income ETF, Defiance Ethereum LightningSpread™ Income ETF, Defiance Gold LightningSpread™ Income ETF, Defiance Gold Miners LightningSpread™ Income ETF, Defiance Silver LightningSpread™ Income ETF, Defiance Solana LightningSpread™ Income ETF, Defiance XRP LightningSpread™ Income ETF, Nicholas Bitcoin and Treasuries AfterDark ETF, Nicholas Bitcoin Tail ETF, Nicholas Gold Income ETF, Nicholas Silver Income ETF, Nicholas Nuclear Income ETF, Nicholas Defense and Rare Earth Income ETF, YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF, YieldMax® Strategic Metals & Mining Portfolio Option Income ETF, YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF, YieldMax® RoboTech & Automation Portfolio Option Income ETF and YieldMax® Top Ten ETFs), previously filed with Post-Effective Amendment No. 517 on Form N-1A on January 26, 2026 and is incorporated herein by reference.
(33) Thirty-Third Amendment to the Fund Administration Servicing Agreement (adding Defiance Daily Target 2X Long AMTM ETF) - to be filed by amendment.
(34) Thirty-Fourth Amendment to the Fund Administration Servicing Agreement (adding Portfolio Building Block 1X Inverse US Large Cap Daily Target ETF and Portfolio Building Block 1X Inverse US Growth and Innovation Daily Target ETF) - to be filed by amendment.
(35) Thirty-Fifth Amendment to the Fund Administration Servicing Agreement (adding Defiance Daily Target 2X Long ABTC ETF, Defiance Daily Target 2X Long GCT ETF, Defiance Daily Target 2X Long LUMN ETF, Defiance Daily Target 2X Long MDLN ETF, Defiance Daily Target 2X Long PINS ETF, Defiance Daily Target 2X Long ROKU ETF, Defiance Daily Target 2X Long SATS ETF, Defiance Daily Target 2X Long SNDL ETF, Defiance Daily Target 2X Long TLRY ETF, Defiance Daily Target 2X Long WBD ETF and Defiance Daily Target 2X Long XOVR ETF) - to be filed by amendment.

(36) Thirty-Sixth Amendment to the Fund Administration Servicing Agreement (adding Defiance Space Data Center Leaders ETF and Defiance Pure Space Daily 2X Strategy ETF) - to be filed by amendment.
(37) Thirty-Seventh Amendment to the Fund Administration Servicing Agreement (adding Defiance Daily Target 2X Long ASTS ETF, Defiance Daily Target 2X Long BKSY ETF, Defiance Daily Target 2X Long COHR ETF, Defiance Daily Target 2X Long ENVX ETF, Defiance Daily Target 2X Long FRSH ETF, Defiance Daily Target 2X Long GSAT ETF, Defiance Daily Target 2X Long JD ETF, Defiance Daily Target 2X Long LEU ETF, Defiance Daily Target 2X Long OUST ETF, Defiance Daily Target 2X Long RDW ETF, Defiance Daily Target 2X Long RVMD ETF, Defiance Daily Target 2X Long STX ETF and Defiance Daily Target 2X Long VSAT ETF) - to be filed by amendment.
(38) Thirty-Eighth Amendment to the Fund Administration Servicing Agreement (adding Defiance Daily Target 2X Long RYAAY ETF, Defiance Daily Target 2X Long UMAC ETF, Defiance Daily Target 2X Long WYFI ETF, Defiance Daily Target 2X Long ABAT ETF, Defiance Daily Target 2X Long PRME ETF, Defiance Daily Target 2X Long KULR ETF, Defiance Daily Target 2X Long SPCE ETF, Defiance Daily Target 2X Long ALMU ETF, Defiance Daily Target 2X Long FJET ETF and Defiance Daily Target 2X Long RYCEY ETF) – to be filed by amendment.
(39) Thirty-Ninth Amendment to the Fund Administration Servicing Agreement (adding Fitz-Gerald Must Have Portfolio® ETF and Fitz-Gerald Must Have Portfolio® and Options Overlay ETF) – to be filed by amendment.
(40) Fortieth Amendment to the Fund Administration Servicing Agreement (adding Defiance Daily Target 2X Long OPTT ETF, Defiance Daily Target 2X Long SIDU ETF, Defiance Daily Target 2X Long SSNLF ETF, Defiance Daily Target 2X Long HXSCL ETF, and Defiance Daily Target 2X Long KRKNF ETF) – to be filed by amendment.
(41) Forty-First Amendment to the Fund Administration Servicing Agreement (adding Return Stacked® International Stocks & Managed Futures ETF) – to be filed by amendment.
(42) Forty-Second Amendment to the Fund Administration Servicing Agreement (adding Defiance Daily Target 2X Long AMPX ETF, Defiance Daily Target 2X Long BEAT ETF, Defiance Daily Target 2X Long KOPN ETF, Defiance Daily Target 2X Long LTRX ETF, Defiance Daily Target 2X Long OSS ETF, Defiance Daily Target 2X Long REKR ETF, Defiance Daily Target 2X Long VELO ETF, Defiance Daily Target 2X Long YALL ETF, and Defiance Daily Target 2X Long YSS ETF) – to be filed by amendment.
(ii)	Fund Sub-Administration Servicing Agreement between Tidal ETF Services LLC on behalf of the Trust and U.S. Bancorp Fund Services, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(1) First Amendment to the Fund Sub-Administration Servicing Agreement (adding YieldMax® AAPL Option Income Strategy ETF, YieldMax® AMZN Option Income Strategy ETF, YieldMax® BRK.B Option Income Strategy ETF, YieldMax® COIN Option Income Strategy ETF, YieldMax® META Option Income Strategy ETF, YieldMax® GOOG Option Income Strategy ETF, YieldMax® NFLX Option Income Strategy ETF, YieldMax® NVDA Option Income Strategy ETF, YieldMax® XYZ Option Income Strategy ETF, YieldMax® TSLA Option Income Strategy ETF YieldMax® ARKK Option Income Strategy ETF, YieldMax® KWEB Option Income Strategy ETF, YieldMax® GDX Option Income Strategy ETF, YieldMax® XBI Option Income Strategy ETF, YieldMax® TLT Option Income Strategy ETF, and adding Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
(2) Third Amendment to the Fund Sub-Administration Servicing Agreement (adding Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 318 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(3) Fourth Amendment to the Fund Sub-Administration Servicing Agreement (adding Pinnacle Focused Opportunities ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(4) Fifth Amendment to the Fund Sub-Administration Servicing Agreement (adding Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(5) Sixth Amendment to the Fund Sub-Administration Servicing Agreement (adding DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(6) Seventh Amendment to the Fund Sub-Administration Servicing Agreement (adding Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(7) Eighth Amendment to the Fund Sub-Administration Servicing Agreement (adding Roundhill Generative AI & Technology ETF), previously filed with Post-Effective Amendment No. 83 on Form N-1A on May 2, 2023 and is incorporated herein by reference.

(8) Ninth Amendment to the Fund Accounting Servicing Agreement (adding Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(9) Tenth Amendment to the Fund Sub-Administration Servicing Agreement (adding Cboe Validus S&P 500 Dynamic PutWrite Index ETF, Grizzle Growth ETF, YieldMax® MSTR Option Income Strategy ETF, YieldMax® ABNB Option Income Strategy ETF, YieldMax® AMD Option Income Strategy ETF, YieldMax® MRNA Option Income Strategy ETF, YieldMax® PYPL Option Income Strategy ETF, YieldMax® DIS Option Income Strategy ETF, YieldMax® JPM Option Income Strategy ETF, YieldMax® MSFT Option Income Strategy ETF, and YieldMax® XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.
(10) Eleventh Amendment to the Fund Sub-Administration Servicing Agreement (adding Return Stacked® U.S. Stocks & Managed Futures ETF, Defiance Nasdaq 100 Weekly Distribution ETF, Defiance S&P 500 Weekly Distribution ETF and Defiance R2000 Weekly Distribution ETF), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(11) Twelfth Amendment to the Fund Sub-Administration Servicing Agreement (adding CoreValues Alpha Greater China Growth ETF, YieldMax® ADBE Option Income Strategy ETF, YieldMax® AI Option Income Strategy ETF, YieldMax® BA Option Income Strategy ETF, YieldMax® BIIB Option Income Strategy ETF, YieldMax® INTC Option Income Strategy ETF, YieldMax® NKE Option Income Strategy ETF, YieldMax® ORCL Option Income Strategy ETF, YieldMax® ROKU Option Income Strategy ETF, YieldMax® SNOW Option Income Strategy ETF, YieldMax® TGT Option Income Strategy ETF and YieldMax® ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.
(12) Thirteenth Amendment to the Fund Sub-Administration Servicing Agreement (adding Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(13) Fourteenth Amendment to the Fund Sub-Administration Servicing Agreement (adding YieldMax® Universe Fund of Option Income ETFs, YieldMax® Magnificent 7 Fund of Option Income ETFs and Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(14) Fifteenth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF, Defiance R2000 Target Income ETF Quantify Absolute Income ETF, iREIT - MarketVector Quality REIT Index ETF, YieldMax® Ultra Option Income Strategy ETF and YieldMax® MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.
(15) Sixteenth Amendment to the Fund Sub-Administration Servicing Agreement (adding YieldMax® TSLA Short Option Income Strategy ETF, YieldMax® Innovation Short Option Income Strategy ETF, YieldMax® NVDA Short Option Income Strategy ETF, YieldMax® COIN Short Option Income Strategy ETF, YieldMax® AAPL Short Option Income Strategy ETF, YieldMax® N100 Short Option Income Strategy ETF and Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(16) Seventeenth Amendment to the Fund Sub-Administration Servicing Agreement (adding Even Herd Long Short ETF, Peerless Option Wheel ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and YieldMax® Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(17) Eighteenth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, Defiance Treasury Enhanced Options Income ETF and Clockwise U.S. Core Equity ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(18) Nineteenth Amendment to the Fund Sub-Administration Servicing Agreement (adding Cambria Chesapeake Pure Trend ETF, Defiance Daily Target 2X Short MSTR ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long Copper ETF, Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF, Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2X Long Uranium ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(19) Twentieth Amendment to the Fund Sub-Administration Servicing Agreement (adding Nicholas Global Equity and Income ETF, YieldMax® BABA Option Income Strategy ETF, YieldMax® CVNA Option Income Strategy ETF, YieldMax® DKNG Option Income Strategy ETF, YieldMax® HOOD Option Income Strategy ETF, YieldMax® JD Option Income Strategy ETF, YieldMax® MARA Option Income Strategy ETF, YieldMax® PDD Option Income Strategy ETF, YieldMax® PLTR Option Income Strategy ETF, YieldMax® RBLX Option Income Strategy ETF, YieldMax® SHOP Option Income Strategy ETF, YieldMax® SMCI Option Income Strategy ETF, and YieldMax® TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.

(20) Twenty-First Amendment to the Fund Sub-Administration Servicing Agreement (adding YieldMax® Ether Option Income Strategy ETF, STKd 100% Bitcoin & 100% Gold ETF and Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 261 on Form N-1A on September 18, 2024, and is incorporated herein by reference.
(21) Twenty-Second Amendment to the Fund Sub-Administration Servicing Agreement (adding YieldMax® Target 12™ Semiconductor Option Income ETF, YieldMax® Target 12™ Biotech & Pharma Option Income ETF, YieldMax® Target 12™ Energy Option Income ETF, YieldMax® Target 12™ Real Estate Option Income ETF, YieldMax® Target 12™ Tech & Innovation Option Income ETF, YieldMax® Target 12™ Big 50 Option Income ETF, YieldMax® Dorsey Wright Hybrid 5 Income ETF, YieldMax® Dorsey Wright Featured 5 Income ETF, YieldMax® AI & Tech Portfolio Option Income ETF, YieldMax® Crypto Industry & Tech Portfolio Option Income ETF, YieldMax® China Portfolio Option Income ETF, YieldMax® Semiconductor Portfolio Option Income ETF, YieldMax® Biotech & Pharma Portfolio Option Income ETF, YieldMax® Ultra Short Option Income Strategy ETF and Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 280 on Form N-1A on November 22, 2024, and is incorporated herein by reference.
(22) Twenty-Third Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long B ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF, Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 3X Strategy ETF, Defiance AI & Power Infrastructure ETF, YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax® S&P 500 0DTE Covered Call Strategy ETF and YieldMax® R2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(23) Twenty-Fourth Amendment to the Fund Sub-Administration Servicing Agreement (adding STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF, STKd 100% META & 100% AMZN ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, YieldMax® MSTR Short Option Income Strategy ETF, YieldMax® AMD Short Option Income Strategy ETF, YieldMax® AMZN Short Option Income Strategy ETF, YieldMax® MARA Short Option Income Strategy ETF, YieldMax® Bitcoin Short Option Income Strategy ETF, YieldMax® META Short Option Income Strategy ETF and YieldMax® SMCI Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(24) Twenty-Fifth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF and Defiance Daily Target 2X Short LLY ETF), previously filed with Post-Effective Amendment No. 336 on Form N-1A on March 31, 2025 and is incorporated herein by reference.
(25) Twenty-Sixth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long DJT ETF, Defiance Daily Target 2X Long RDDT ETF, Defiance 2X Daily Long Pure Quantum ETF, Return Stacked® U.S. Stocks & Gold/Bitcoin ETF, Defiance Trillion Dollar Club Index ETF, Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, Defiance Russell 2000 LightningSpread™ Income ETF, YieldMax® AI Performance & Distribution Target 25™ ETF, YieldMax® AMD Performance & Distribution Target 25™ ETF, YieldMax® AMZN Performance & Distribution Target 25™ ETF, YieldMax® COIN Performance & Distribution Target 25™ ETF, YieldMax® MARA Performance & Distribution Target 25™ ETF, YieldMax® MSTR Performance & Distribution Target 25™ ETF, YieldMax® NVDA Performance & Distribution Target 25™ ETF, YieldMax® PLTR Performance & Distribution Target 25™ ETF, YieldMax® SMCI Performance & Distribution Target 25™ ETF and YieldMax® TSLA Performance & Distribution Target 25™ ETF, Defiance Daily Target 2X Short CVNA ETF, Defiance Daily Target 2X Short IONQ ETF, Defiance Daily Target 2X Short PLTR ETF, Defiance Daily Target 2X Short RKLB ETF, Defiance Daily Target 2X Long ANET ETF, Defiance Daily Target 2X Long ARM ETF, Defiance Daily Target 2X Long PM ETF, Defiance Daily Target 2X Long UBER ETF, Hilton BDC Corporate Bond ETF and Nicholas Crypto Income ETF), previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
(26) Twenty-Seventh Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance 2X Daily Long Pure Quantum ETF, Defiance MAGA Seven ETF, Defiance Daily Target 2X Long OKLO ETF, Defiance Daily Target 2X Long QBTS ETF, Defiance Daily Target 2X Short RGTI ETF, Defiance Daily Target 2X Short QBTS ETF, Defiance Nasdaq 100 Double Short Hedged ETF and YieldMax® Bitcoin Performance & Distribution Target 25™ ETF), previously filed with Post-Effective Amendment No. 366 on Form N-1A on June 17, 2025 and is incorporated herein by reference.

(27) Twenty-Eighth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Vol Carry Hedged ETF, Defiance Enhanced Short Vol ETF, Defiance Enhanced Long Vol ETF, Defiance Leveraged Long + Income AAPL ETF, Defiance Leveraged Long + Income AMD ETF, Defiance Leveraged Long + Income AMZN ETF, Defiance Leveraged Long + Income BRK.B ETF, Defiance Leveraged Long + Income COIN ETF, Defiance Leveraged Long + Income GOOG ETF, Defiance Leveraged Long + Income HIMS ETF, Defiance Leveraged Long + Income HOOD ETF, Defiance Leveraged Long + Income META ETF, Defiance Leveraged Long + Income NFLX ETF, Defiance Leveraged Long + Income NVDA ETF, Defiance Leveraged Long + Income PLTR ETF, Defiance Leveraged Long + Income SMCI ETF, Defiance Leveraged Long + Income TSLA ETF, YieldMax® AFRM Option Income Strategy ETF, YieldMax® APP Option Income Strategy ETF, YieldMax® ARM Option Income Strategy ETF, YieldMax® AVGO Option Income Strategy ETF, YieldMax® CRWD Option Income Strategy ETF, YieldMax® GME Option Income Strategy ETF, YieldMax® HIMS Option Income Strategy ETF, YieldMax® IONQ Option Income Strategy ETF, YieldMax® LLY Option Income Strategy ETF, YieldMax® RDDT Option Income Strategy ETF, YieldMax® SPOT Option Income Strategy ETF and YieldMax® UBER Option Income Strategy ETF) – previously filed with Post-Effective Amendment No. 391 on Form N-1A on August 4, 2025 and is incorporated herein by reference.
(28) Twenty-Ninth Amendment to the Fund Sub-Administration Servicing Agreement (adding YieldMax® CRCL Option Income Strategy ETF, YieldMax® CRWV Option Income Strategy ETF, YieldMax® GLXY Option Income Strategy ETF, Defiance Leveraged Long + Income CRCL ETF, Defiance Leveraged Long + Income CRWV ETF, Defiance Leveraged Long + Income GLXY ETF, Defiance Leveraged Long + Income Magnificent Seven ETF, Defiance Leveraged Long + Income Nasdaq 100 ETF, Defiance Leveraged Long + Income S&P 500 ETF, Defiance Leveraged Long + Income Ethereum ETF, Defiance Leveraged Long + Income Bitcoin ETF, and YieldMax® U.S Stocks Target Double Distribution ETF), previously filed with Post-Effective Amendment No. 421 on Form N-1A on September 8, 2025 and is incorporated herein by reference.
(29) Thirtieth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long ALAB ETF, Defiance Daily Target 2X Long APLD ETF, Defiance Daily Target 2X Long AVAV ETF, Defiance Daily Target 2X Long JOBY ETF, Defiance Daily Target 2X Long KTOS ETF, Defiance Daily Target 2X Long LMND ETF, Defiance Daily Target 2X Long NBIS ETF, Defiance Daily Target 2X Long NVTS ETF, Defiance Daily Target 2X Long OSCR ETF, Defiance Daily Target 2X Long PONY ETF, Defiance Daily Target 2X Long RCAT ETF, Defiance Daily Target 2X Long RBRK ETF, Defiance Daily Target 2X Long ZETA ETF, Defiance Daily Target 2X Long AEO ETF, Defiance Daily Target 2X Long BLSH ETF, Defiance Daily Target 2X Long DASH ETF and Defiance Daily Target 2X Long MRNA ETF, Defiance Daily Target 2X Long ET ETF, Defiance Daily Target 2X Long FIG ETF, Defiance Daily Target 2X Long IREN ETF, Defiance Daily Target 2X Long MP ETF, Defiance Daily Target 2X Long QS ETF and Defiance U.S. Dividend Equity Paid Weekly ETF), previously filed with Post-Effective Amendment No. 446 on Form N-1A on October 17, 2025 and is incorporated herein by reference.
(30) Thirty-First Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Leveraged Long BEAM ETF, Defiance Leveraged Long SBET ETF, Defiance Leveraged Long OPEN ETF, Defiance Leveraged Long EOSE ETF, Defiance Leveraged Long + Income BMNR ETF, Defiance Leveraged Long + Income SOFI ETF, Defiance Leveraged Long + Income XRP ETF, Defiance Leveraged Long + Income SOL ETF, CoreValues America First Technology Index ETF, Defiance Daily Target 2X Long CHWY ETF, Defiance Daily Target 2X Long CAVA ETF, Defiance Daily Target 2X Long ELF ETF, Defiance Daily Target 2X Long WYNN ETF, Defiance Daily Target 2X Long ESLT ETF, Defiance Daily Target 2X Long BMNR ETF, Defiance Daily Target 2X Short AMD ETF, Defiance Daily Target 2X Short APP ETF, Defiance Daily Target 2X Short ASTS ETF, Defiance Daily Target 2X Short AVGO ETF, Defiance Daily Target 2X Short BBAI ETF, Defiance Daily Target 2X Short BMNR ETF, Defiance Daily Target 2X Short CRCL ETF, Defiance Daily Target 2X Short HIMS ETF, Defiance Daily Target 2X Short HOOD ETF, Defiance Daily Target 2X Short INTC ETF, Defiance Daily Target 2X Short MRVL ETF, Defiance Daily Target 2X Short MU ETF, Defiance Daily Target 2X Short NVO ETF, Defiance Daily Target 2X Short OKLO ETF, Defiance Daily Target 2X Short OSCR ETF, Defiance Daily Target 2X Short SBET ETF, Defiance Daily Target 2X Short TSM ETF, Defiance Daily Target 2X Short UNH ETF, Defiance Leveraged Long DOCN ETF, Defiance Leveraged Long HTZ ETF, Defiance Leveraged Long NEGG ETF, Defiance Leveraged Long NMAX ETF, Defiance Leveraged Long RUM ETF, Defiance QTUM Options Income ETF, Defiance Daily Target 2X Long AA ETF, Defiance Daily Target 2X Long CAE ETF, Defiance Daily Target 2X Long CSCO ETF, Defiance Daily Target 2X Long EBAY ETF, Defiance Daily Target 2X Long EXEL ETF, Defiance Daily Target 2X Long IBKR ETF, Defiance Daily Target 2X Long KLAC ETF, Defiance Daily Target 2X Long MPWR ETF, Defiance Daily Target 2X Long PFE ETF, Defiance Daily Target 2X Long SE ETF, Defiance Daily Target 2X Long ERIC ETF and Defiance Daily Target 2X Long UPS ETF), previously filed with Post-Effective Amendment No. 463 on Form N-1A on November 10, 2025 and is incorporated herein by reference.
(31) Thirty-Second Amendment to the Fund Sub-Administration Servicing Agreement (adding Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF, Quantify 2X Daily AltAlt Season Crypto ETF, YieldMax® Hundred Club ETFs, IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ Bitcoin & Bitcoin Treasury mNAV Harvester ETF, IncomeQ Crypto & Crypto Treasury mNAV Harvester ETF, Defiance Daily Target 2X Short APLD ETF, Defiance Daily Target 2X Short ARM ETF, Defiance Daily Target 2X Short BE ETF, Defiance Daily Target 2X Short BITF ETF, Defiance Daily Target 2X Short CLSK ETF, Defiance Daily Target 2X Short CRWV ETF, Defiance Daily Target 2X Short IREN ETF, Defiance Daily Target 2X Short JOBY ETF, Defiance Daily Target 2X Short NBIS ETF, Defiance Daily Target 2X Short NVTS ETF, Defiance Daily Target 2X Short OPEN ETF, Defiance Daily Target 2X Short ORCL ETF, Defiance Daily Target 2X Short SMR ETF, Defiance Daily Target 2X Short SNOW ETF, Defiance Daily Target 2X Short UPST ETF, Defiance Daily Target 2X Long BITF ETF, Defiance Daily Target 2X Long CLS ETF, Defiance Daily Target 2X Long HPQ ETF, Defiance Daily Target 2X Long JMIA ETF, Defiance Daily Target 2X Long LUNR ETF, Defiance Daily Target 2X Long ONDS ETF, Defiance Daily Target 2X Long RKT ETF, Defiance Daily Target 2X Long PGY ETF, Defiance Daily Target 2X Long PL ETF, Defiance Daily Target 2X Long BE ETF, Defiance Daily Target 2X Long BIIB ETF, Defiance Daily Target 2X Long BTQ ETF, Defiance Daily Target 2X Long ETHM ETF, Defiance Daily Target 2X Long JBLU ETF, Defiance Daily Target 2X Long NOK ETF, Defiance Daily Target 2X Long OXY ETF, Defiance Daily Target 2X Long RMBS ETF, Defiance Daily Target 2X Long VRTX ETF, Defiance Daily Target 2X Long WING ETF, Defiance Daily Target 2X Long ZIM ETF, Defiance Long Pure Quantum ETF, and Defiance Daily Target 2X Long WLTH ETF), previously filed with Post-Effective Amendment No. 502 on Form N-1A on December 23, 2025 and is incorporated herein by reference.

(32) Thirty-Third Amendment to the Fund Sub-Administration Servicing Agreement (adding Chesapeake Trend-Following Fixed Income ETF, Defiance 2X Daily Long Pure Drone and Aerial Automation ETF, Defiance 2X Daily Short Pure Quantum Computing Index ETF, Defiance Daily Target 2X Long CLF ETF, Defiance Daily Target 2X Long PLUG ETF, Defiance Daily Target 2X Long UUUU ETF, Defiance Daily Target 2X Long CCJ ETF, Defiance Daily Target 2X Long DNN ETF, Defiance Daily Target 2X Long HL ETF, Defiance Daily Target 2X Long NDAQ ETF, Defiance Daily Target 2X Long PAAS ETF, Defiance Daily Target 2X Long PATH ETF, Defiance Daily Target 2X Long POET ETF, Defiance Daily Target 2X Long COMM ETF, Defiance Daily Target 2X Long AMKR ETF, Defiance Daily Target 2X Short RKT ETF, Defiance AdvMicrDev LightningSpread™ Income ETF, Defiance AAPL LightningSpread™ Income ETF, Defiance Blkstne LightningSpread™ Income ETF, Defiance CRCL LightningSpread™ Income ETF, Defiance COIN LightningSpread™ Income ETF, Defiance FcBk LightningSpread™ Income ETF, Defiance MSTR LightningSpread™ Income ETF, Defiance NVDA LightningSpread™ Income ETF, Defiance ORCL LightningSpread™ Income ETF, Defiance PLTR LightningSpread™ Income ETF, Defiance TSLA LightningSpread™ Income ETF, Nicholas Bitcoin and Treasuries AfterDark ETF, Nicholas Bitcoin Tail ETF, Nicholas Gold Income ETF, Nicholas Silver Income ETF, Nicholas Nuclear Income ETF, Nicholas Defense and Rare Earth Income ETF, YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF, YieldMax® Strategic Metals & Mining Portfolio Option Income ETF, YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF, YieldMax® RoboTech & Automation Portfolio Option Income ETF and YieldMax® Top Ten ETFs), previously filed with Post-Effective Amendment No. 517 on Form N-1A on January 26, 2026 and is incorporated herein by reference.
(33) Thirty-Fourth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Bitcoin LightningSpread™ Income ETF, Defiance Ethereum LightningSpread™ Income ETF, Defiance Gold LightningSpread™ Income ETF, Defiance Gold Miners LightningSpread™ Income ETF, Defiance Silver LightningSpread™ Income ETF, Defiance Solana LightningSpread™ Income ETF, and Defiance XRP LightningSpread™ Income ETF), previously filed with Post-Effective Amendment No. 527 on Form N-1A on February 9, 2026, and is incorporated herein by reference.
(34) Thirty-Fifth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long AMTM ETF) - to be filed by amendment.
(35) Thirty-Sixth Amendment to the Fund Sub-Administration Servicing Agreement (adding Portfolio Building Block 1X Inverse US Large Cap Daily Target ETF and Portfolio Building Block 1X Inverse US Growth and Innovation Daily Target ETF) - to be filed by amendment.
(36) Thirty-Seventh Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long ABTC ETF, Defiance Daily Target 2X Long GCT ETF, Defiance Daily Target 2X Long LUMN ETF, Defiance Daily Target 2X Long MDLN ETF, Defiance Daily Target 2X Long PINS ETF, Defiance Daily Target 2X Long ROKU ETF, Defiance Daily Target 2X Long SATS ETF, Defiance Daily Target 2X Long SNDL ETF, Defiance Daily Target 2X Long TLRY ETF, Defiance Daily Target 2X Long WBD ETF and Defiance Daily Target 2X Long XOVR ETF) - to be filed by amendment.
(37) Thirty-Eighth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Space Data Center Leaders ETF and Defiance Pure Space Daily 2X Strategy ETF) - to be filed by amendment.
(38) Thirty-Ninth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long Discord ETF) - to be filed by amendment.
(39) Fortieth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long ASTS ETF, Defiance Daily Target 2X Long BKSY ETF, Defiance Daily Target 2X Long COHR ETF, Defiance Daily Target 2X Long ENVX ETF, Defiance Daily Target 2X Long FRSH ETF, Defiance Daily Target 2X Long GSAT ETF, Defiance Daily Target 2X Long JD ETF, Defiance Daily Target 2X Long LEU ETF, Defiance Daily Target 2X Long OUST ETF, Defiance Daily Target 2X Long RDW ETF, Defiance Daily Target 2X Long RVMD ETF, Defiance Daily Target 2X Long STX ETF and Defiance Daily Target 2X Long VSAT ETF) - to be filed by amendment.

(40) Forty-First Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long RYAAY ETF, Defiance Daily Target 2X Long UMAC ETF, Defiance Daily Target 2X Long WYFI ETF, Defiance Daily Target 2X Long ABAT ETF, Defiance Daily Target 2X Long PRME ETF, Defiance Daily Target 2X Long KULR ETF, Defiance Daily Target 2X Long SPCE ETF, Defiance Daily Target 2X Long ALMU ETF, Defiance Daily Target 2X Long FJET ETF and Defiance Daily Target 2X Long RYCEY ETF) – to be filed by amendment.
(41) Forty-Second Amendment to the Fund Sub-Administration Servicing Agreement (adding Fitz-Gerald Must Have Portfolio® ETF and Fitz-Gerald Must Have Portfolio® and Options Overlay ETF) – to be filed by amendment.
(42) Forty-Third Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long OPTT ETF, Defiance Daily Target 2X Long SIDU ETF, Defiance Daily Target 2X Long SSNLF ETF, Defiance Daily Target 2X Long HXSCL ETF, and Defiance Daily Target 2X Long KRKNF ETF) – to be filed by amendment.
(43) Forty-Fourth Amendment to the Fund Sub-Administration Servicing Agreement (adding Return Stacked® International Stocks & Managed Futures ETF) – to be filed by amendment
(44) Forty-Fifth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long AMPX ETF, Defiance Daily Target 2X Long BEAT ETF, Defiance Daily Target 2X Long KOPN ETF, Defiance Daily Target 2X Long LTRX ETF, Defiance Daily Target 2X Long OSS ETF, Defiance Daily Target 2X Long REKR ETF, Defiance Daily Target 2X Long VELO ETF, Defiance Daily Target 2X Long YALL ETF, and Defiance Daily Target 2X Long YSS ETF) – to be filed by amendment.
(iii)	Semi-Transparent ETF Fund Sub-Administration Servicing Agreement, previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
(iv)	Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(1) First Amendment to the Fund Accounting Servicing Agreement (adding YieldMax® AAPL Option Income Strategy ETF, YieldMax® AMZN Option Income Strategy ETF, YieldMax® BRK.B Option Income Strategy ETF, YieldMax® COIN Option Income Strategy ETF, YieldMax® META Option Income Strategy ETF, YieldMax® GOOG Option Income Strategy ETF, YieldMax® NFLX Option Income Strategy ETF, YieldMax® NVDA Option Income Strategy ETF, YieldMax® XYZ Option Income Strategy ETF, YieldMax® TSLA Option Income Strategy ETF, YieldMax® ARKK Option Income Strategy ETF, YieldMax® KWEB Option Income Strategy ETF, YieldMax® GDX Option Income Strategy ETF, YieldMax® XBI Option Income Strategy ETF, YieldMax® TLT Option Income Strategy ETF, and Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
(2) Third Amendment to the Fund Accounting Servicing Agreement (adding Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 318 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(3) Fourth Amendment to the Fund Accounting Servicing Agreement (adding Pinnacle Focused Opportunities ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(4) Fifth Amendment to the Fund Accounting Servicing Agreement (adding Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(5) Sixth Amendment to the Fund Accounting Servicing Agreement (adding DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(6) Seventh Amendment to the Fund Accounting Servicing Agreement (adding Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(7) Eighth Amendment to the Fund Accounting Servicing Agreement (adding Roundhill Generative AI & Technology ETF), previously filed with Post-Effective Amendment No. 83 on Form N-1A on May 2, 2023 and is incorporated herein by reference.
(8) Ninth Amendment to the Fund Accounting Servicing Agreement (adding Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(9) Tenth Amendment to the Fund Accounting Servicing Agreement (adding Cboe Validus S&P 500 Dynamic PutWrite Index ETF, Grizzle Growth ETF, YieldMax® MSTR Option Income Strategy ETF, YieldMax® ABNB Option Income Strategy ETF, YieldMax® AMD Option Income Strategy ETF, YieldMax® MRNA Option Income Strategy ETF, YieldMax® PYPL Option Income Strategy ETF, YieldMax® DIS Option Income Strategy ETF, YieldMax® JPM Option Income Strategy ETF, YieldMax® MSFT Option Income Strategy ETF, and YieldMax® XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.

(10) Eleventh Amendment to the Fund Accounting Servicing Agreement (adding Return Stacked® U.S. Stocks & Managed Futures ETF, Defiance Nasdaq 100 Weekly Distribution ETF, Defiance S&P 500 Weekly Distribution ETF and Defiance R2000 Weekly Distribution ETF), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(11) Twelfth Amendment to the Fund Accounting Servicing Agreement (adding CoreValues Alpha Greater China Growth ETF, YieldMax® ADBE Option Income Strategy ETF, YieldMax® AI Option Income Strategy ETF, YieldMax® BA Option Income Strategy ETF, YieldMax® BIIB Option Income Strategy ETF, YieldMax® INTC Option Income Strategy ETF, YieldMax® NKE Option Income Strategy ETF, YieldMax® ORCL Option Income Strategy ETF, YieldMax® ROKU Option Income Strategy ETF, YieldMax® SNOW Option Income Strategy ETF, YieldMax® TGT Option Income Strategy ETF and YieldMax® ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.
(12) Thirteenth Amendment to the Fund Accounting Servicing Agreement (adding Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(13) Fourteenth Amendment to the Fund Accounting Servicing Agreement (adding YieldMax® Universe Fund of Option Income ETFs, YieldMax® Magnificent 7 Fund of Option Income ETFs and Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(14) Fifteenth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF, Defiance R2000 Target Income ETF Quantify Absolute Income ETF, iREIT - MarketVector Quality REIT Index ETF, YieldMax® Ultra Option Income Strategy ETF and YieldMax® MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.
(15) Sixteenth Amendment to the Fund Accounting Servicing Agreement (adding YieldMax® TSLA Short Option Income Strategy ETF, YieldMax® Innovation Short Option Income Strategy ETF, YieldMax® NVDA Short Option Income Strategy ETF, YieldMax® COIN Short Option Income Strategy ETF, YieldMax® AAPL Short Option Income Strategy ETF, YieldMax® N100 Short Option Income Strategy ETF and Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(16) Seventeenth Amendment to the Fund Accounting Servicing Agreement (adding Even Herd Long Short ETF, Peerless Option Wheel ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and YieldMax® Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(17) Eighteenth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, Defiance Treasury Enhanced Options Income ETF and Clockwise U.S. Core Equity ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(18) Nineteenth Amendment to the Fund Accounting Servicing Agreement (adding Cambria Chesapeake Pure Trend ETF, Defiance Daily Target 2X Short MSTR ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2x Long Copper ETF, Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF, Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2X Long Uranium ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(19) Twentieth Amendment to the Fund Accounting Servicing Agreement (adding Nicholas Global Equity and Income ETF, YieldMax® BABA Option Income Strategy ETF, YieldMax® CVNA Option Income Strategy ETF, YieldMax® DKNG Option Income Strategy ETF, YieldMax® HOOD Option Income Strategy ETF, YieldMax® JD Option Income Strategy ETF, YieldMax® MARA Option Income Strategy ETF, YieldMax® PDD Option Income Strategy ETF, YieldMax® PLTR Option Income Strategy ETF, YieldMax® RBLX Option Income Strategy ETF, YieldMax® SHOP Option Income Strategy ETF, YieldMax® SMCI Option Income Strategy ETF, and YieldMax® TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.
(20) Twenty-First Amendment to the Fund Accounting Servicing Agreement (adding YieldMax® Ether Option Income Strategy ETF, STKd 100% Bitcoin & 100% Gold ETF and Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 261 on Form N-1A on September 18, 2024, and is incorporated herein by reference.
(21) Twenty-Second Amendment to the Fund Accounting Servicing Agreement (adding YieldMax® Target 12™ Semiconductor Option Income ETF, YieldMax® Target 12™ Biotech & Pharma Option Income ETF, YieldMax® Target 12™ Energy Option Income ETF, YieldMax® Target 12™ Real Estate Option Income ETF, YieldMax® Target 12™ Tech & Innovation Option Income ETF, YieldMax® Target 12™ Big 50 Option Income ETF, YieldMax® Dorsey Wright Hybrid 5 Income ETF, YieldMax® Dorsey Wright Featured 5 Income ETF, YieldMax® AI & Tech Portfolio Option Income ETF, YieldMax® Crypto Industry & Tech Portfolio Option Income ETF, YieldMax® China Portfolio Option Income ETF, YieldMax® Semiconductor Portfolio Option Income ETF, YieldMax® Biotech & Pharma Portfolio Option Income ETF, YieldMax® Ultra Short Option Income Strategy ETF and Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 280 on Form N-1A on November 22, 2024, and is incorporated herein by reference.

(22) Twenty-Third Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long B ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF, Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 3X Strategy ETF, Defiance AI & Power Infrastructure ETF, YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax® S&P 500 0DTE Covered Call Strategy ETF and YieldMax® R2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(23) Twenty-Fourth Amendment to the Fund Accounting Servicing Agreement (adding STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF, STKd 100% META & 100% AMZN ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, YieldMax® MSTR Short Option Income Strategy ETF, YieldMax® AMD Short Option Income Strategy ETF, YieldMax® AMZN Short Option Income Strategy ETF, YieldMax® MARA Short Option Income Strategy ETF, YieldMax® Bitcoin Short Option Income Strategy ETF, YieldMax® META Short Option Income Strategy ETF and YieldMax® SMCI Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(24) Twenty-Fifth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF, Defiance Daily Target 2X Short LLY ETF), previously filed with Post-Effective Amendment No. 336 on Form N-1A on March 31, 2025 and is incorporated herein by reference.
(25) Twenty-Sixth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long DJT ETF, Defiance Daily Target 2X Long RDDT ETF, Return Stacked® U.S. Stocks & Gold/Bitcoin ETF, Defiance Trillion Dollar Club Index ETF, Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, Defiance Russell 2000 LightningSpread™ Income ETF, YieldMax® AI Performance & Distribution Target 25™ ETF, YieldMax® AMD Performance & Distribution Target 25™ ETF, YieldMax® AMZN Performance & Distribution Target 25™ ETF, YieldMax® COIN Performance & Distribution Target 25™ ETF, YieldMax® MARA Performance & Distribution Target 25™ ETF, YieldMax® MSTR Performance & Distribution Target 25™ ETF, YieldMax® NVDA Performance & Distribution Target 25™ ETF, YieldMax® PLTR Performance & Distribution Target 25™ ETF, YieldMax® SMCI Performance & Distribution Target 25™ ETF and YieldMax® TSLA Performance & Distribution Target 25™ ETF, Defiance Daily Target 2X Short CVNA ETF, Defiance Daily Target 2X Short IONQ ETF, Defiance Daily Target 2X Short PLTR ETF, Defiance Daily Target 2X Short RKLB ETF, Defiance Daily Target 2X Long ANET ETF, Defiance Daily Target 2X Long ARM ETF, Defiance Daily Target 2X Long PM ETF, Defiance Daily Target 2X Long UBER ETF, Hilton BDC Corporate Bond ETF, and Nicholas Crypto Income ETF), previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
(26) Twenty-Seventh Amendment to the Fund Accounting Servicing Agreement (adding Defiance 2X Daily Long Pure Quantum ETF, Defiance MAGA Seven ETF, Defiance Daily Target 2X Long OKLO ETF, Defiance Daily Target 2X Long QBTS ETF, Defiance Daily Target 2X Short RGTI ETF, Defiance Daily Target 2X Short QBTS ETF, Defiance Nasdaq 100 Double Short Hedged ETF and YieldMax® Bitcoin Performance & Distribution Target 25™ ETF), previously filed with Post-Effective Amendment No. 366 on Form N-1A on June 17, 2025 and is incorporated herein by reference.
(27) Twenty-Eighth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Vol Carry Hedged ETF, Defiance Enhanced Short Vol ETF, Defiance Enhanced Long Vol ETF, Defiance Leveraged Long + Income AAPL ETF, Defiance Leveraged Long + Income AMD ETF, Defiance Leveraged Long + Income AMZN ETF, Defiance Leveraged Long + Income BRK.B ETF, Defiance Leveraged Long + Income COIN ETF, Defiance Leveraged Long + Income GOOG ETF, Defiance Leveraged Long + Income HIMS ETF, Defiance Leveraged Long + Income HOOD ETF, Defiance Leveraged Long + Income META ETF, Defiance Leveraged Long + Income NFLX ETF, Defiance Leveraged Long + Income NVDA ETF, Defiance Leveraged Long + Income PLTR ETF, Defiance Leveraged Long + Income SMCI ETF, Defiance Leveraged Long + Income TSLA ETF, YieldMax® AFRM Option Income Strategy ETF, YieldMax® APP Option Income Strategy ETF, YieldMax® ARM Option Income Strategy ETF, YieldMax® AVGO Option Income Strategy ETF, YieldMax® CRWD Option Income Strategy ETF, YieldMax® GME Option Income Strategy ETF, YieldMax® HIMS Option Income Strategy ETF, YieldMax® IONQ Option Income Strategy ETF, YieldMax® LLY Option Income Strategy ETF, YieldMax® RDDT Option Income Strategy ETF, YieldMax® SPOT Option Income Strategy ETF, and YieldMax® UBER Option Income Strategy ETF) – previously filed with Post-Effective Amendment No. 391 on Form N-1A on August 4, 2025 and is incorporated herein by reference.

(28) Twenty-Ninth Amendment to the Fund Accounting Servicing Agreement (adding YieldMax® CRCL Option Income Strategy ETF, YieldMax® CRWV Option Income Strategy ETF, YieldMax® GLXY Option Income Strategy ETF, Defiance Leveraged Long + Income CRCL ETF, Defiance Leveraged Long + Income CRWV ETF, Defiance Leveraged Long + Income GLXY ETF, Defiance Leveraged Long + Income Magnificent Seven ETF, Defiance Leveraged Long + Income Nasdaq 100 ETF, Defiance Leveraged Long + Income S&P 500 ETF, Defiance Leveraged Long + Income Ethereum ETF, Defiance Leveraged Long + Income Bitcoin ETF, and YieldMax® U.S Stocks Target Double Distribution ETF), previously filed with Post-Effective Amendment No. 421 on Form N-1A on September 8, 2025 and is incorporated herein by reference.
(29) Thirtieth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long ALAB ETF, Defiance Daily Target 2X Long APLD ETF, Defiance Daily Target 2X Long AVAV ETF, Defiance Daily Target 2X Long JOBY ETF, Defiance Daily Target 2X Long KTOS ETF, Defiance Daily Target 2X Long LMND ETF, Defiance Daily Target 2X Long NBIS ETF, Defiance Daily Target 2X Long NVTS ETF, Defiance Daily Target 2X Long OSCR ETF, Defiance Daily Target 2X Long PONY ETF, Defiance Daily Target 2X Long RCAT ETF, Defiance Daily Target 2X Long RBRK ETF, Defiance Daily Target 2X Long ZETA ETF, Defiance U.S. Dividend Equity Paid Weekly ETF, Defiance Daily Target 2X Long ET ETF, Defiance Daily Target 2X Long FIG ETF, Defiance Daily Target 2X Long IREN ETF, Defiance Daily Target 2X Long MP ETF, Defiance Daily Target 2X Long QS ETF, Defiance Daily Target 2X Long AEO ETF, Defiance Daily Target 2X Long BLSH ETF, Defiance Daily Target 2X Long DASH ETF and Defiance Daily Target 2X Long MRNA ETF), previously filed with Post-Effective Amendment No. 446 on Form N-1A on October 17, 2025 and is incorporated herein by reference.
(30) Thirty-First Amendment to the Fund Accounting Servicing Agreement (adding Defiance Leveraged Long BEAM ETF, Defiance Leveraged Long SBET ETF, Defiance Leveraged Long OPEN ETF, Defiance Leveraged Long EOSE ETF, Defiance Leveraged Long + Income BMNR ETF, Defiance Leveraged Long + Income SOFI ETF, Defiance Leveraged Long + Income XRP ETF, Defiance Leveraged Long + Income SOL ETF, CoreValues America First Technology Index ETF, Defiance Daily Target 2X Long CHWY ETF, Defiance Daily Target 2X Long CAVA ETF, Defiance Daily Target 2X Long ELF ETF, Defiance Daily Target 2X Long WYNN ETF, Defiance Daily Target 2X Long ESLT ETF, Defiance Daily Target 2X Long BMNR ETF, Defiance Daily Target 2X Short AMD ETF, Defiance Daily Target 2X Short APP ETF, Defiance Daily Target 2X Short ASTS ETF, Defiance Daily Target 2X Short AVGO ETF, Defiance Daily Target 2X Short BBAI ETF, Defiance Daily Target 2X Short BMNR ETF, Defiance Daily Target 2X Short CRCL ETF, Defiance Daily Target 2X Short HIMS ETF, Defiance Daily Target 2X Short HOOD ETF, Defiance Daily Target 2X Short INTC ETF, Defiance Daily Target 2X Short MRVL ETF, Defiance Daily Target 2X Short MU ETF, Defiance Daily Target 2X Short NVO ETF, Defiance Daily Target 2X Short OKLO ETF, Defiance Daily Target 2X Short OSCR ETF, Defiance Daily Target 2X Short SBET ETF, Defiance Daily Target 2X Short TSM ETF, Defiance Daily Target 2X Short UNH ETF, Defiance Leveraged Long DOCN ETF, Defiance Leveraged Long HTZ ETF, Defiance Leveraged Long NEGG ETF, Defiance Leveraged Long NMAX ETF, Defiance Leveraged Long RUM ETF, Defiance QTUM Options Income ETF, Defiance Daily Target 2X Long AA ETF, Defiance Daily Target 2X Long CAE ETF, Defiance Daily Target 2X Long CSCO ETF, Defiance Daily Target 2X Long EBAY ETF, Defiance Daily Target 2X Long EXEL ETF, Defiance Daily Target 2X Long IBKR ETF, Defiance Daily Target 2X Long KLAC ETF, Defiance Daily Target 2X Long MPWR ETF, Defiance Daily Target 2X Long PFE ETF, Defiance Daily Target 2X Long SE ETF, Defiance Daily Target 2X Long ERIC ETF and Defiance Daily Target 2X Long UPS ETF), previously filed with Post-Effective Amendment No. 463 on Form N-1A on November 10, 2025 and is incorporated herein by reference.
(31) Thirty-Second Amendment to the Fund Accounting Servicing Agreement (adding Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF, Quantify 2X Daily AltAlt Season Crypto ETF, YieldMax® Hundred Club ETFs, IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ Bitcoin & Bitcoin Treasury mNAV Harvester ETF, IncomeQ Crypto & Crypto Treasury mNAV Harvester ETF, Defiance Daily Target 2X Short APLD ETF, Defiance Daily Target 2X Short ARM ETF, Defiance Daily Target 2X Short BE ETF, Defiance Daily Target 2X Short BITF ETF, Defiance Daily Target 2X Short CLSK ETF, Defiance Daily Target 2X Short CRWV ETF, Defiance Daily Target 2X Short IREN ETF, Defiance Daily Target 2X Short JOBY ETF, Defiance Daily Target 2X Short NBIS ETF, Defiance Daily Target 2X Short NVTS ETF, Defiance Daily Target 2X Short OPEN ETF, Defiance Daily Target 2X Short ORCL ETF, Defiance Daily Target 2X Short SMR ETF, Defiance Daily Target 2X Short SNOW ETF, Defiance Daily Target 2X Short UPST ETF, Defiance Daily Target 2X Long BITF ETF, Defiance Daily Target 2X Long CLS ETF, Defiance Daily Target 2X Long HPQ ETF, Defiance Daily Target 2X Long JMIA ETF, Defiance Daily Target 2X Long LUNR ETF, Defiance Daily Target 2X Long ONDS ETF, Defiance Daily Target 2X Long RKT ETF, Defiance Daily Target 2X Long PGY ETF, Defiance Daily Target 2X Long PL ETF, Defiance Daily Target 2X Long BE ETF, Defiance Daily Target 2X Long BIIB ETF, Defiance Daily Target 2X Long BTQ ETF, Defiance Daily Target 2X Long ETHM ETF, Defiance Daily Target 2X Long JBLU ETF, Defiance Daily Target 2X Long NOK ETF, Defiance Daily Target 2X Long OXY ETF, Defiance Daily Target 2X Long RMBS ETF, Defiance Daily Target 2X Long VRTX ETF, Defiance Daily Target 2X Long WING ETF, Defiance Daily Target 2X Long ZIM ETF, Defiance Long Pure Quantum ETF, and Defiance Daily Target 2X Long WLTH ETF), previously filed with Post-Effective Amendment No. 502 on Form N-1A on December 23, 2025 and is incorporated herein by reference.

(32) Thirty-Third Amendment to the Fund Accounting Servicing Agreement (adding Chesapeake Trend-Following Fixed Income ETF, Defiance 2X Daily Long Pure Drone and Aerial Automation ETF, Defiance 2X Daily Short Pure Quantum Computing Index ETF, Defiance Daily Target 2X Long CLF ETF, Defiance Daily Target 2X Long PLUG ETF, Defiance Daily Target 2X Long UUUU ETF, Defiance Daily Target 2X Long CCJ ETF, Defiance Daily Target 2X Long DNN ETF, Defiance Daily Target 2X Long HL ETF, Defiance Daily Target 2X Long NDAQ ETF, Defiance Daily Target 2X Long PAAS ETF, Defiance Daily Target 2X Long PATH ETF, Defiance Daily Target 2X Long POET ETF, Defiance Daily Target 2X Long COMM ETF, Defiance Daily Target 2X Long AMKR ETF, Defiance Daily Target 2X Short RKT ETF, Defiance AdvMicrDev LightningSpread™ Income ETF, Defiance AAPL LightningSpread™ Income ETF, Defiance Blkstne LightningSpread™ Income ETF, Defiance CRCL LightningSpread™ Income ETF, Defiance COIN LightningSpread™ Income ETF, Defiance FcBk LightningSpread™ Income ETF, Defiance MSTR LightningSpread™ Income ETF, Defiance NVDA LightningSpread™ Income ETF, Defiance ORCL LightningSpread™ Income ETF, Defiance PLTR LightningSpread™ Income ETF, Defiance TSLA LightningSpread™ Income ETF, Nicholas Bitcoin and Treasuries AfterDark ETF, Nicholas Bitcoin Tail ETF, Nicholas Gold Income ETF, Nicholas Silver Income ETF, Nicholas Nuclear Income ETF, Nicholas Defense and Rare Earth Income ETF, YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF, YieldMax® Strategic Metals & Mining Portfolio Option Income ETF, YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF, YieldMax® RoboTech & Automation Portfolio Option Income ETF and YieldMax® Top Ten ETFs), previously filed with Post-Effective Amendment No. 517 on Form N-1A on January 26, 2026 and is incorporated herein by reference.
(33) Thirty-Fourth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Bitcoin LightningSpread™ Income ETF, Defiance Ethereum LightningSpread™ Income ETF, Defiance Gold LightningSpread™ Income ETF, Defiance Gold Miners LightningSpread™ Income ETF, Defiance Silver LightningSpread™ Income ETF, Defiance Solana LightningSpread™ Income ETF, and Defiance XRP LightningSpread™ Income ETF), previously filed with Post-Effective Amendment No. 527 on Form N-1A on February 9, 2026, and is incorporated herein by reference.
(34) Thirty-Fifth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long AMTM ETF) - to be filed by amendment.
(35) Thirty-Sixth Amendment to the Fund Accounting Servicing Agreement (adding Portfolio Building Block 1X Inverse US Large Cap Daily Target ETF and Portfolio Building Block 1X Inverse US Growth and Innovation Daily Target ETF) - to be filed by amendment.
(36) Thirty-Seventh Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long ABTC ETF, Defiance Daily Target 2X Long GCT ETF, Defiance Daily Target 2X Long LUMN ETF, Defiance Daily Target 2X Long MDLN ETF, Defiance Daily Target 2X Long PINS ETF, Defiance Daily Target 2X Long ROKU ETF, Defiance Daily Target 2X Long SATS ETF, Defiance Daily Target 2X Long SNDL ETF, Defiance Daily Target 2X Long TLRY ETF, Defiance Daily Target 2X Long WBD ETF and Defiance Daily Target 2X Long XOVR ETF) - to be filed by amendment.
(37) Thirty-Eighth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Space Data Center Leaders ETF and Defiance Pure Space Daily 2X Strategy ETF) - to be filed by amendment.
(38) Thirty-Ninth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long Discord ETF) - to be filed by amendment.
(39) Fortieth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long ASTS ETF, Defiance Daily Target 2X Long BKSY ETF, Defiance Daily Target 2X Long COHR ETF, Defiance Daily Target 2X Long ENVX ETF, Defiance Daily Target 2X Long FRSH ETF, Defiance Daily Target 2X Long GSAT ETF, Defiance Daily Target 2X Long JD ETF, Defiance Daily Target 2X Long LEU ETF, Defiance Daily Target 2X Long OUST ETF, Defiance Daily Target 2X Long RDW ETF, Defiance Daily Target 2X Long RVMD ETF, Defiance Daily Target 2X Long STX ETF and Defiance Daily Target 2X Long VSAT ETF) - to be filed by amendment.
(40) Forty-First Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long RYAAY ETF, Defiance Daily Target 2X Long UMAC ETF, Defiance Daily Target 2X Long WYFI ETF, Defiance Daily Target 2X Long ABAT ETF, Defiance Daily Target 2X Long PRME ETF, Defiance Daily Target 2X Long KULR ETF, Defiance Daily Target 2X Long SPCE ETF, Defiance Daily Target 2X Long ALMU ETF, Defiance Daily Target 2X Long FJET ETF and Defiance Daily Target 2X Long RYCEY ETF) – to be filed by amendment.
(41) Forty-Second Amendment to the Fund Accounting Servicing Agreement (adding Fitz-Gerald Must Have Portfolio® ETF and Fitz-Gerald Must Have Portfolio® and Options Overlay ETF) – to be filed by amendment.

(42) Forty-Third Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long OPTT ETF, Defiance Daily Target 2X Long SIDU ETF, Defiance Daily Target 2X Long SSNLF ETF, Defiance Daily Target 2X Long HXSCL ETF, and Defiance Daily Target 2X Long KRKNF ETF) – to be filed by amendment.
(43) Forty-Fourth Amendment to the Fund Accounting Servicing Agreement (adding Return Stacked® International Stocks & Managed Futures ETF) – to be filed by amendment
(44) Forty-Fifth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long AMPX ETF, Defiance Daily Target 2X Long BEAT ETF, Defiance Daily Target 2X Long KOPN ETF, Defiance Daily Target 2X Long LTRX ETF, Defiance Daily Target 2X Long OSS ETF, Defiance Daily Target 2X Long REKR ETF, Defiance Daily Target 2X Long VELO ETF, Defiance Daily Target 2X Long YALL ETF, and Defiance Daily Target 2X Long YSS ETF) – to be filed by amendment.
(v)	Semi-Transparent ETF Trust Fund Accounting Servicing Agreement, previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
(vi)	Transfer Agent Agreement between the Trust and U.S. Bancorp Fund Services, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(1) First Amendment to the Transfer Agent Agreement (adding YieldMax® AAPL Option Income ETF, YieldMax® AMZN Option Income Strategy ETF, YieldMax® BRK.B Option Income Strategy ETF, YieldMax® COIN Option Income Strategy ETF, YieldMax® META Option Income Strategy ETF, YieldMax® GOOG Option Income Strategy ETF, YieldMax® NFLX Option Income Strategy ETF, YieldMax® NVDA Option Income Strategy ETF, YieldMax® XYZ Option Income Strategy ETF, YieldMax® TSLA Option Income Strategy ETF, YieldMax® ARKK Option Income Strategy ETF, YieldMax® KWEB Option Income Strategy ETF, YieldMax® GDX Option Income Strategy ETF, YieldMax® XBI Option Income Strategy ETF, and YieldMax® TLT Option Income Strategy ETF, and Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
(2) Third Amendment to the Transfer Agent Agreement (adding Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 318 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(3) Fourth Amendment to the Transfer Agent Agreement (adding Pinnacle Focused Opportunities ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(4) Fifth Amendment to the Transfer Agent Agreement (adding Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(5) Sixth Amendment to the Transfer Agent Agreement (adding DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(6) Seventh Amendment to the Transfer Agent Agreement (adding Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(7) Eighth Amendment to the Transfer Agent Agreement (adding Roundhill Generative AI & Technology ETF), previously filed with Post-Effective Amendment No. 83 on Form N-1A on May 2, 2023 and is incorporated herein by reference.
(8) Ninth Amendment to the Transfer Agent Agreement (adding Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(9) Tenth Amendment to the Transfer Agent Agreement (adding Cboe Validus S&P 500 Dynamic PutWrite Index ETF, Grizzle Growth ETF, YieldMax® MSTR Option Income Strategy ETF, YieldMax® ABNB Option Income Strategy ETF, YieldMax® AMD Option Income Strategy ETF, YieldMax® MRNA Option Income Strategy ETF, YieldMax® PYPL Option Income Strategy ETF, YieldMax® DIS Option Income Strategy ETF, YieldMax® JPM Option Income Strategy ETF, YieldMax® MSFT Option Income Strategy ETF, and YieldMax® XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.
(10) Eleventh Amendment to the Transfer Agent Agreement (adding Defiance Nasdaq 100 Weekly Distribution ETF, Defiance S&P 500 Weekly Distribution ETF and Defiance R2000 Weekly Distribution ETF), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(11) Twelfth Amendment to the Transfer Agent Agreement (adding CoreValues Alpha Greater China Growth ETF, YieldMax® ADBE Option Income Strategy ETF, YieldMax® AI Option Income Strategy ETF, YieldMax® BA Option Income Strategy ETF, YieldMax® BIIB Option Income Strategy ETF, YieldMax® INTC Option Income Strategy ETF, YieldMax® NKE Option Income Strategy ETF, YieldMax® ORCL Option Income Strategy ETF, YieldMax® ROKU Option Income Strategy ETF, YieldMax® SNOW Option Income Strategy ETF, YieldMax® TGT Option Income Strategy ETF and YieldMax® ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.
(12) Thirteenth Amendment to the Transfer Agent Agreement (adding Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.

(13) Fourteenth Amendment to the Transfer Agent Agreement (adding YieldMax® Universe Fund of Option Income ETFs, YieldMax® Magnificent 7 Fund of Option Income ETFs and Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(14) Fifteenth Amendment to the Transfer Agent Agreement (adding Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF, Defiance R2000 Target Income ETF Quantify Absolute Income ETF, iREIT - MarketVector Quality REIT Index ETF, YieldMax® Ultra Option Income Strategy ETF and YieldMax® MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.
(15) Sixteenth Amendment to the Transfer Agent Agreement (adding YieldMax® TSLA Short Option Income Strategy ETF, YieldMax® Innovation Short Option Income Strategy ETF, YieldMax® NVDA Short Option Income Strategy ETF, YieldMax® COIN Short Option Income Strategy ETF, YieldMax® AAPL Short Option Income Strategy ETF, YieldMax® N100 Short Option Income Strategy ETF and Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(16) Seventeenth Amendment to the Transfer Agent Agreement (adding Even Herd Long Short ETF, Peerless Option Wheel ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and YieldMax® Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(17) Eighteenth Amendment to the Transfer Agent Agreement (adding Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, Defiance Treasury Enhanced Options Income ETF and Clockwise U.S. Core Equity ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(18) Nineteenth Amendment to the Transfer Agent Agreement (adding Cambria Chesapeake Pure Trend ETF, Defiance Daily Target 2X Short MSTR ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long Copper ETF, Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2x Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF, Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2X Long Uranium ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(19) Twentieth Amendment to the Transfer Agent Agreement (adding Nicholas Global Equity and Income ETF, YieldMax® BABA Option Income Strategy ETF, YieldMax® CVNA Option Income Strategy ETF, YieldMax® DKNG Option Income Strategy ETF, YieldMax® HOOD Option Income Strategy ETF, YieldMax® JD Option Income Strategy ETF, YieldMax® MARA Option Income Strategy ETF, YieldMax® PDD Option Income Strategy ETF, YieldMax® PLTR Option Income Strategy ETF, YieldMax® RBLX Option Income Strategy ETF, YieldMax® SHOP Option Income Strategy ETF, YieldMax® SMCI Option Income Strategy ETF, and YieldMax® TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.
(20) Twenty-First Amendment to the Transfer Agent Agreement (adding YieldMax® Ether Option Income Strategy ETF, STKd 100% Bitcoin & 100% Gold ETF and Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 261 on Form N-1A on September 18, 2024, and is incorporated herein by reference.
(21) Twenty-Second Amendment to the Transfer Agent Agreement (adding YieldMax® Target 12™ Semiconductor Option Income ETF, YieldMax® Target 12™ Biotech & Pharma Option Income ETF, YieldMax® Target 12™ Energy Option Income ETF, YieldMax® Target 12™ Real Estate Option Income ETF, YieldMax® Target 12™ Tech & Innovation Option Income ETF, YieldMax® Target 12™ Big 50 Option Income ETF, YieldMax® Dorsey Wright Hybrid 5 Income ETF, YieldMax® Dorsey Wright Featured 5 Income ETF, YieldMax® AI & Tech Portfolio Option Income ETF, YieldMax® Crypto Industry & Tech Portfolio Option Income ETF, YieldMax® China Portfolio Option Income ETF, YieldMax® Semiconductor Portfolio Option Income ETF, YieldMax® Biotech & Pharma Portfolio Option Income ETF, YieldMax® Ultra Short Option Income Strategy ETF and Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 280 on Form N-1A on November 22, 2024, and is incorporated herein by reference.
(22) Twenty-Third Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long B ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF, Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 3X Strategy ETF, Defiance AI & Power Infrastructure ETF, YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax® S&P 500 0DTE Covered Call Strategy ETF, YieldMax® R2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(23) Twenty-Fourth Amendment to the Transfer Agent Agreement (adding STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF, STKd 100% META & 100% AMZN ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, YieldMax® MSTR Short Option Income Strategy ETF, YieldMax® AMD Short Option Income Strategy ETF, YieldMax® AMZN Short Option Income Strategy ETF, YieldMax® MARA Short Option Income Strategy ETF, YieldMax® Bitcoin Short Option Income Strategy ETF, YieldMax® META Short Option Income Strategy ETF and YieldMax® SMCI Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.

(24) Twenty-Fifth Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF and Defiance Daily Target 2X Short LLY ETF), previously filed with Post-Effective Amendment No. 336 on Form N-1A on March 31, 2025 and is incorporated herein by reference.
(25) Twenty-Sixth Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Long DJT ETF, Defiance Daily Target 2X Long RDDT ETF, Return Stacked® U.S. Stocks & Gold/Bitcoin ETF, Defiance Trillion Dollar Club Index ETF, Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, Defiance Russell 2000 LightningSpread™ Income ETF, YieldMax® AI Performance & Distribution Target 25™ ETF, YieldMax® AMD Performance & Distribution Target 25™ ETF, YieldMax® AMZN Performance & Distribution Target 25™ ETF, YieldMax® COIN Performance & Distribution Target 25™ ETF, YieldMax® MARA Performance & Distribution Target 25™ ETF, YieldMax® MSTR Performance & Distribution Target 25™ ETF, YieldMax® NVDA Performance & Distribution Target 25™ ETF, YieldMax® PLTR Performance & Distribution Target 25™ ETF, YieldMax® SMCI Performance & Distribution Target 25™ ETF and YieldMax® TSLA Performance & Distribution Target 25™ ETF, Defiance Daily Target 2X Short CVNA ETF, Defiance Daily Target 2X Short IONQ ETF, Defiance Daily Target 2X Short PLTR ETF, Defiance Daily Target 2X Short RKLB ETF, Defiance Daily Target 2X Long ANET ETF, Defiance Daily Target 2X Long ARM ETF, Defiance Daily Target 2X Long PM ETF, Defiance Daily Target 2X Long UBER ETF, Hilton BDC Corporate Bond ETF, and Nicholas Crypto Income ETF), previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
(26) Twenty-Seventh Amendment to the Transfer Agent Agreement (adding Defiance 2X Daily Long Pure Quantum ETF, Defiance MAGA Seven ETF, Defiance Daily Target 2X Long OKLO ETF, Defiance Daily Target 2X Long QBTS ETF, Defiance Daily Target 2X Short RGTI ETF, Defiance Daily Target 2X Short QBTS ETF, Defiance Nasdaq 100 Double Short Hedged ETF and YieldMax® Bitcoin Performance & Distribution Target 25™ ETF), previously filed with Post-Effective Amendment No. 366 on Form N-1A on June 17, 2025 and is incorporated herein by reference.
(27) Twenty-Eighth Amendment to the Transfer Agent Agreement (adding Defiance Vol Carry Hedged ETF, Defiance Enhanced Short Vol ETF, Defiance Enhanced Long Vol ETF, Defiance Leveraged Long + Income AAPL ETF, Defiance Leveraged Long + Income AMD ETF, Defiance Leveraged Long + Income AMZN ETF, Defiance Leveraged Long + Income BRK.B ETF, Defiance Leveraged Long + Income COIN ETF, Defiance Leveraged Long + Income GOOG ETF, Defiance Leveraged Long + Income HIMS ETF, Defiance Leveraged Long + Income HOOD ETF, Defiance Leveraged Long + Income META ETF, Defiance Leveraged Long + Income NFLX ETF, Defiance Leveraged Long + Income NVDA ETF, Defiance Leveraged Long + Income PLTR ETF, Defiance Leveraged Long + Income SMCI ETF, Defiance Leveraged Long + Income TSLA ETF, YieldMax® AFRM Option Income Strategy ETF, YieldMax® APP Option Income Strategy ETF, YieldMax® ARM Option Income Strategy ETF, YieldMax® AVGO Option Income Strategy ETF, YieldMax® CRWD Option Income Strategy ETF, YieldMax® GME Option Income Strategy ETF, YieldMax® HIMS Option Income Strategy ETF, YieldMax® IONQ Option Income Strategy ETF, YieldMax® LLY Option Income Strategy ETF, YieldMax® RDDT Option Income Strategy ETF, YieldMax® SPOT Option Income Strategy ETF, and YieldMax® UBER Option Income Strategy ETF) – previously filed with Post-Effective Amendment No. 391 on Form N-1A on August 4, 2025 and is incorporated herein by reference.
(28) Twenty-Ninth Amendment to the Transfer Agent Agreement (adding YieldMax® CRCL Option Income Strategy ETF, YieldMax® CRWV Option Income Strategy ETF, and YieldMax® GLXY Option Income Strategy ETF, Defiance Leveraged Long + Income CRCL ETF, Defiance Leveraged Long + Income CRWV ETF, Defiance Leveraged Long + Income GLXY ETF, Defiance Leveraged Long + Income Magnificent Seven ETF, Defiance Leveraged Long + Income Nasdaq 100 ETF, Defiance Leveraged Long + Income S&P 500 ETF, Defiance Leveraged Long + Income Ethereum ETF and Defiance Leveraged Long + Income Bitcoin ETF, and YieldMax® U.S Stocks Target Double Distribution ETF), previously filed with Post-Effective Amendment No. 421 on Form N-1A on September 8, 2025 and is incorporated herein by reference.
(29) Thirtieth Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Long ALAB ETF, Defiance Daily Target 2X Long APLD ETF, Defiance Daily Target 2X Long AVAV ETF, Defiance Daily Target 2X Long JOBY ETF, Defiance Daily Target 2X Long KTOS ETF, Defiance Daily Target 2X Long LMND ETF, Defiance Daily Target 2X Long NBIS ETF, Defiance Daily Target 2X Long NVTS ETF, Defiance Daily Target 2X Long OSCR ETF, Defiance Daily Target 2X Long PONY ETF, Defiance Daily Target 2X Long RCAT ETF, Defiance Daily Target 2X Long RBRK ETF and Defiance Daily Target 2X Long ZETA ETF, Defiance Daily Target 2X Long AEO ETF, Defiance Daily Target 2X Long BLSH ETF, Defiance Daily Target 2X Long DASH ETF, Defiance Daily Target 2X Long MRNA ETF, Defiance Daily Target 2X Long ET ETF, Defiance Daily Target 2X Long FIG ETF, Defiance Daily Target 2X Long IREN ETF, Defiance Daily Target 2X Long MP ETF, Defiance Daily Target 2X Long QS ETF and Defiance U.S. Dividend Equity Paid Weekly ETF), previously filed with Post-Effective Amendment No. 446 on Form N-1A on October 17, 2025 and is incorporated herein by reference.

(30) Thirty-First Amendment to the Transfer Agent Agreement (adding Defiance Leveraged Long BEAM ETF, Defiance Leveraged Long SBET ETF, Defiance Leveraged Long OPEN ETF, Defiance Leveraged Long EOSE ETF, Defiance Leveraged Long + Income BMNR ETF, Defiance Leveraged Long + Income SOFI ETF, Defiance Leveraged Long + Income XRP ETF, Defiance Leveraged Long + Income SOL ETF, CoreValues America First Technology Index ETF, Defiance Daily Target 2X Long CHWY ETF, Defiance Daily Target 2X Long CAVA ETF, Defiance Daily Target 2X Long ELF ETF, Defiance Daily Target 2X Long WYNN ETF, Defiance Daily Target 2X Long ESLT ETF, Defiance Daily Target 2X Long BMNR ETF, Defiance Daily Target 2X Short AMD ETF, Defiance Daily Target 2X Short APP ETF, Defiance Daily Target 2X Short ASTS ETF, Defiance Daily Target 2X Short AVGO ETF, Defiance Daily Target 2X Short BBAI ETF, Defiance Daily Target 2X Short BMNR ETF, Defiance Daily Target 2X Short CRCL ETF, Defiance Daily Target 2X Short HIMS ETF, Defiance Daily Target 2X Short HOOD ETF, Defiance Daily Target 2X Short INTC ETF, Defiance Daily Target 2X Short MRVL ETF, Defiance Daily Target 2X Short MU ETF, Defiance Daily Target 2X Short NVO ETF, Defiance Daily Target 2X Short OKLO ETF, Defiance Daily Target 2X Short OSCR ETF, Defiance Daily Target 2X Short SBET ETF, Defiance Daily Target 2X Short TSM ETF, Defiance Daily Target 2X Short UNH ETF, Defiance Leveraged Long DOCN ETF, Defiance Leveraged Long HTZ ETF, Defiance Leveraged Long NEGG ETF, Defiance Leveraged Long NMAX ETF, Defiance Leveraged Long RUM ETF, Defiance QTUM Options Income ETF, Defiance Daily Target 2X Long AA ETF, Defiance Daily Target 2X Long CAE ETF, Defiance Daily Target 2X Long CSCO ETF, Defiance Daily Target 2X Long EBAY ETF, Defiance Daily Target 2X Long EXEL ETF, Defiance Daily Target 2X Long IBKR ETF, Defiance Daily Target 2X Long KLAC ETF, Defiance Daily Target 2X Long MPWR ETF, Defiance Daily Target 2X Long PFE ETF, Defiance Daily Target 2X Long SE ETF, Defiance Daily Target 2X Long ERIC ETF and Defiance Daily Target 2X Long UPS ETF), previously filed with Post-Effective Amendment No. 463 on Form N-1A on November 10, 2025 and is incorporated herein by reference.
(31) Thirty-Second Amendment to the Transfer Agent Agreement (adding Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF, Quantify 2X Daily AltAlt Season Crypto ETF, YieldMax® Hundred Club ETFs, IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ Bitcoin & Bitcoin Treasury mNAV Harvester ETF, IncomeQ Crypto & Crypto Treasury mNAV Harvester ETF, Defiance Daily Target 2X Short APLD ETF, Defiance Daily Target 2X Short ARM ETF, Defiance Daily Target 2X Short BE ETF, Defiance Daily Target 2X Short BITF ETF, Defiance Daily Target 2X Short CLSK ETF, Defiance Daily Target 2X Short CRWV ETF, Defiance Daily Target 2X Short IREN ETF, Defiance Daily Target 2X Short JOBY ETF, Defiance Daily Target 2X Short NBIS ETF, Defiance Daily Target 2X Short NVTS ETF, Defiance Daily Target 2X Short OPEN ETF, Defiance Daily Target 2X Short ORCL ETF, Defiance Daily Target 2X Short SMR ETF, Defiance Daily Target 2X Short SNOW ETF, Defiance Daily Target 2X Short UPST ETF, Defiance Daily Target 2X Long BITF ETF, Defiance Daily Target 2X Long CLS ETF, Defiance Daily Target 2X Long HPQ ETF, Defiance Daily Target 2X Long JMIA ETF, Defiance Daily Target 2X Long LUNR ETF, Defiance Daily Target 2X Long ONDS ETF, Defiance Daily Target 2X Long RKT ETF, Defiance Daily Target 2X Long PGY ETF, Defiance Daily Target 2X Long PL ETF, Defiance Daily Target 2X Long BE ETF, Defiance Daily Target 2X Long BIIB ETF, Defiance Daily Target 2X Long BTQ ETF, Defiance Daily Target 2X Long ETHM ETF, Defiance Daily Target 2X Long JBLU ETF, Defiance Daily Target 2X Long NOK ETF, Defiance Daily Target 2X Long OXY ETF, Defiance Daily Target 2X Long RMBS ETF, Defiance Daily Target 2X Long VRTX ETF, Defiance Daily Target 2X Long WING ETF, Defiance Daily Target 2X Long ZIM ETF, Defiance Long Pure Quantum ETF, and Defiance Daily Target 2X Long WLTH ETF), previously filed with Post-Effective Amendment No. 502 on Form N-1A on December 23, 2025 and is incorporated herein by reference.
(32) Thirty-Third Amendment to the Transfer Agent Agreement (adding Chesapeake Trend-Following Fixed Income ETF, Defiance 2X Daily Long Pure Drone and Aerial Automation ETF, Defiance 2X Daily Short Pure Quantum Computing Index ETF, Defiance Daily Target 2X Long CLF ETF, Defiance Daily Target 2X Long PLUG ETF, Defiance Daily Target 2X Long UUUU ETF, Defiance Daily Target 2X Long CCJ ETF, Defiance Daily Target 2X Long DNN ETF, Defiance Daily Target 2X Long HL ETF, Defiance Daily Target 2X Long NDAQ ETF, Defiance Daily Target 2X Long PAAS ETF, Defiance Daily Target 2X Long PATH ETF, Defiance Daily Target 2X Long POET ETF, Defiance Daily Target 2X Long COMM ETF, Defiance Daily Target 2X Long AMKR ETF, Defiance Daily Target 2X Short RKT ETF, Defiance AdvMicrDev LightningSpread™ Income ETF, Defiance AAPL LightningSpread™ Income ETF, Defiance Blkstne LightningSpread™ Income ETF, Defiance CRCL LightningSpread™ Income ETF, Defiance COIN LightningSpread™ Income ETF, Defiance FcBk LightningSpread™ Income ETF, Defiance MSTR LightningSpread™ Income ETF, Defiance NVDA LightningSpread™ Income ETF, Defiance ORCL LightningSpread™ Income ETF, Defiance PLTR LightningSpread™ Income ETF, Defiance TSLA LightningSpread™ Income ETF, Nicholas Bitcoin and Treasuries AfterDark ETF, Nicholas Bitcoin Tail ETF, Nicholas Gold Income ETF, Nicholas Silver Income ETF, Nicholas Nuclear Income ETF, Nicholas Defense and Rare Earth Income ETF, YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF, YieldMax® Strategic Metals & Mining Portfolio Option Income ETF, YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF, YieldMax® RoboTech & Automation Portfolio Option Income ETF and YieldMax® Top Ten ETFs), previously filed with Post-Effective Amendment No. 517 on Form N-1A on January 26, 2026 and is incorporated herein by reference.

(33) Thirty-Fourth Amendment to the Transfer Agent Agreement (adding Defiance Bitcoin LightningSpread™ Income ETF, Defiance Ethereum LightningSpread™ Income ETF, Defiance Gold LightningSpread™ Income ETF, Defiance Gold Miners LightningSpread™ Income ETF, Defiance Silver LightningSpread™ Income ETF, Defiance Solana LightningSpread™ Income ETF, and Defiance XRP LightningSpread™ Income ETF), previously filed with Post-Effective Amendment No. 527 on Form N-1A on February 9, 2026, and is incorporated herein by reference.
(34) Thirty-Fifth Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Long AMTM ETF) - to be filed by amendment.
(35) Thirty-Sixth Amendment to the Transfer Agent Agreement (adding Portfolio Building Block 1X Inverse US Large Cap Daily Target ETF and Portfolio Building Block 1X Inverse US Growth and Innovation Daily Target ETF) - to be filed by amendment.
(36) Thirty-Seventh Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Long ABTC ETF, Defiance Daily Target 2X Long GCT ETF, Defiance Daily Target 2X Long LUMN ETF, Defiance Daily Target 2X Long MDLN ETF, Defiance Daily Target 2X Long PINS ETF, Defiance Daily Target 2X Long ROKU ETF, Defiance Daily Target 2X Long SATS ETF, Defiance Daily Target 2X Long SNDL ETF, Defiance Daily Target 2X Long TLRY ETF, Defiance Daily Target 2X Long WBD ETF and Defiance Daily Target 2X Long XOVR ETF) - to be filed by amendment.
(37) Thirty-Eighth Amendment to the Transfer Agent Agreement (adding Defiance Space Data Center Leaders ETF and Defiance Pure Space Daily 2X Strategy ETF) - to be filed by amendment.
(38) Thirty-Ninth Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Long Discord ETF) - to be filed by amendment.
(39) Fortieth Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Long ASTS ETF, Defiance Daily Target 2X Long BKSY ETF, Defiance Daily Target 2X Long COHR ETF, Defiance Daily Target 2X Long ENVX ETF, Defiance Daily Target 2X Long FRSH ETF, Defiance Daily Target 2X Long GSAT ETF, Defiance Daily Target 2X Long JD ETF, Defiance Daily Target 2X Long LEU ETF, Defiance Daily Target 2X Long OUST ETF, Defiance Daily Target 2X Long RDW ETF, Defiance Daily Target 2X Long RVMD ETF, Defiance Daily Target 2X Long STX ETF and Defiance Daily Target 2X Long VSAT ETF) - to be filed by amendment.
(40) Forty-First Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Long RYAAY ETF, Defiance Daily Target 2X Long UMAC ETF, Defiance Daily Target 2X Long WYFI ETF, Defiance Daily Target 2X Long ABAT ETF, Defiance Daily Target 2X Long PRME ETF, Defiance Daily Target 2X Long KULR ETF, Defiance Daily Target 2X Long SPCE ETF, Defiance Daily Target 2X Long ALMU ETF, Defiance Daily Target 2X Long FJET ETF and Defiance Daily Target 2X Long RYCEY ETF) – to be filed by amendment.
(41) Forty-Second Amendment to the Transfer Agent Agreement (adding Fitz-Gerald Must Have Portfolio® ETF and Fitz-Gerald Must Have Portfolio® and Options Overlay ETF) – to be filed by amendment.
(42) Forty-Third Amendment to the Transfer Agent Agreement (adding Daily Target 2X Long OPTT ETF, Defiance Daily Target 2X Long SIDU ETF, Defiance Daily Target 2X Long SSNLF ETF, Defiance Daily Target 2X Long HXSCL ETF, and Defiance Daily Target 2X Long KRKNF ETF) – to be filed by amendment.
(43) Forty-Fourth Amendment to the Transfer Agent Agreement (adding Return Stacked® International Stocks & Managed Futures ETF) – to be filed by amendment.
(44) Forty-Fifth Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Long AMPX ETF, Defiance Daily Target 2X Long BEAT ETF, Defiance Daily Target 2X Long KOPN ETF, Defiance Daily Target 2X Long LTRX ETF, Defiance Daily Target 2X Long OSS ETF, Defiance Daily Target 2X Long REKR ETF, Defiance Daily Target 2X Long VELO ETF, Defiance Daily Target 2X Long YALL ETF, and Defiance Daily Target 2X Long YSS ETF) – to be filed by amendment.
(vii)	Semi-Transparent ETF Transfer Agent Servicing Agreement, previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
(viii)	Powers of Attorney, previously filed with Post-Effective Amendment No. 513 on Form N-1A on January 13, 2026 and is incorporated herein by reference.
(ix)	Futures Trading Advisory Agreement between Toroso Investments, LLC and ReSolve Asset Management SEZC (Cayman) (for the Return Stacked® Bonds & Managed Futures ETF and Return Stacked® U.S. Stocks & Managed Futures ETF), previously filed with Post-Effective Amendment No. 131 on Form N-1A on October 25, 2023 and is incorporated herein by reference.
(i) First Amendment to the Futures Trading Advisory Agreement between Tidal Investment LLC and ReSolve Asset Management SEZC (Cayman) (for the Return Stacked® Bonds & Futures Yield ETF and Return Stacked® U.S. Equity & Futures Yield ETF), previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.

(ii) Second Amendment to the Futures Trading Advisory Agreement between Tidal Investments LLC and ReSolve Asset Management SEZC (Cayman) (for the Return Stacked® U.S. Stocks & Gold/Bitcoin ETF) – previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference
(x)	Futures Trading Advisory Agreement between Toroso Investments, LLC and Chesapeake Capital Corporation (for the Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 103 on Form N-1A on June 30, 2023 and is incorporated herein by reference.
(xi)	Futures Trading Advisory Agreement between Tidal Investments LLC and Chesapeake Capital Corporation (for the Cambria Chesapeake Pure Trend ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(xii)	Form of ETF Support Agreement by and among Toroso Investments, LLC, Tidal ETF Services, LLC, and one or more fund sponsor(s), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xiii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of each series of the Trust) and various Aberdeen trusts (on behalf of each series), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xiv)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust and various BlackRock and iShares trusts (on behalf of each series), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xv)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and Direxion Shares ETF Trust (on behalf of certain series of the Trust), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(i) Amendment to Rule 12d1-4 Excluded Series (Funds) of the Direxion Shares ETF Trust, previously filed with Post-Effective Amendment No. 211 on Form N-1A on May 10, 2024 and is incorporated herein by reference.
(xvi)	Amended and Restated Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and Fidelity Merrimack Street Trust, Fidelity Covington Trust, Fidelity Commonwealth Trust and Fidelity Greenwood Trust (on behalf of certain series of the Trust), previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
(xvii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of each series of the Trust) and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xviii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and PIMCO ETF Trust and PIMCO Equity Series (on behalf of certain series of the Trust), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xix)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and ProShares Trust, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xx)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and The Select Sector SPDR Trust, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xxi)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and SPDR Series Trust, SPDR Index Shares Funds, and SSGA Active Trust, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xxii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of each series of the Trust) and VanEck ETF (on behalf of certain series), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xxiii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and Vanguard Funds (on behalf of certain series), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xxiv)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and Cambria ETF Trust (on behalf of certain series), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023and is incorporated herein by reference.
(1) Amendment to Rule 12d1-4 Fund of Funds Investment Agreement, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(xxv)	Fee Waiver Agreement between the Trust (on behalf of the DGA Core Plus Absolute Return ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 281 on Form N-1A on November 22, 2024 and is incorporated herein by reference.

	(xxvi)	Fee Waiver Agreement between the Trust (on behalf of the CoreValues Alpha Greater China Growth ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 124 on Form N-1A on September 20, 2023 and is incorporated herein by reference.
	(xxvii)	Fee Waiver Agreement between the Trust (on behalf of the Peerless Option Income Wheel ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 386 on Form N-1A on July 25, 2025, and is incorporated herein by reference.
	(xxviii)	Fee Waiver Agreement between the Trust (on behalf of the YieldMax® Ultra Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.
	(xxix)	Fee Waiver Agreement between the Trust (on behalf of the Quantify Absolute Income ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 375 on Form N-1A on July 3, 2025, and is incorporated herein by reference.
	(xxx)	Fee Waiver Agreement between the Trust (on behalf of the YieldMax® Ultra Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 311 on Form N-1A on February 13, 2025, and is incorporated herein by reference.
	(xxxi)	Fee Waiver Agreement between the Trust (on behalf of the Defiance Leveraged Long + Income MSTR ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
	(xxxii)	Fee Waiver Agreement between the Trust (on behalf of the Return Stacked® Global Stocks & Bonds ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 375 on Form N-1A on July 3, 2025, and is incorporated herein by reference.
	(xxxiii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and EA Series Trust – previously filed with Post-Effective Amendment No. 383 on Form N-1A on July 23, 2025, and is incorporated herein by reference.
	(xxxiv)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and Listed Funds Trust, previously filed with Post-Effective Amendment No. 446 on Form N-1A on October 17, 2025 and is incorporated herein by reference.
	(xxxv)	Fee Waiver Agreement between the Trust (on behalf of Quantify 2X Daily Alt Season Crypto ETF), previously filed with Post-Effective Amendment No. 505 on Form N-1A on January 2, 2026 and is incorporated herein by reference.
	(xxxvi)	Fee Waiver Agreement between the Trust (on behalf of IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF and IncomeQ Bitcoin & Bitcoin Treasury mNAV Harvester ETF), previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
	(xxxvii)	Fee Waiver Agreement between the Trust (on behalf of Clockwise U.S. Core Equity ETF), previously filed with Post-Effective Amendment No. 501 on Form N-1A on December 23, 2025 and is incorporated herein by reference.
	(xxxviii)	Fee Waiver Agreement between the Trust (on behalf of YieldMax® Hundred Club ETFs), previously filed with Post-Effective Amendment No. 516 on Form N-1A on January 22, 2026 and is incorporated herein by reference.
	(xxxix)	Fee Waiver Agreement between the Trust (on behalf of YieldMax® Top Ten ETFs), previously filed with Post-Effective Amendment No. 530 on Form N-1A on February 13, 2026 and is incorporated herein by reference.
(i)	(i)	Opinion and Consent of Counsel (for the Carbon Collective Climate Solutions U.S. Equity ETF), previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
	(ii)	Opinion and Consent of Counsel (for the YieldMax® AAPL Option Income Strategy ETF, YieldMax® AMZN Option Income Strategy ETF, YieldMax® BRK.B Option Income Strategy ETF, YieldMax® COIN Option Income Strategy ETF, YieldMax® META Option Income Strategy ETF, YieldMax® GOOG Option Income Strategy ETF, YieldMax® NFLX Option Income Strategy ETF, YieldMax® NVDA Option Income Strategy ETF, YieldMax® XYZ Option Income Strategy ETF, and YieldMax® TSLA Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 32 on Form N-1A on November 21, 2022 and is incorporated herein by reference.
	(iii)	Opinion and Consent of Counsel (for the YieldMax® ARKK Option Income Strategy ETF, YieldMax® KWEB Option Income Strategy ETF, YieldMax® GDX Option Income Strategy ETF, YieldMax® XBI Option Income Strategy ETF, and YieldMax® TLT Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 33 on Form N-1A on November 21, 2022 and is incorporated herein by reference.
	(iv)	Opinion and Consent of Counsel (for the Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
	(v)	Opinion and Consent of Counsel (for the Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
	(vi)	Opinion and Consent of Counsel (for the Pinnacle Focused Opportunities ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
	(vii)	Opinion and Consent of Counsel (for the Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.

(viii)	Opinion and Consent of Counsel (for the Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(ix)	Opinion and Consent of Counsel (for the DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 79 on April 14, 2023.
(x)	Opinion and Consent of Counsel (for the Veridien Climate Action ETF), previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
(xi)	Opinion and Consent of Counsel (for the Roundhill Generative AI & Technology ETF), previously filed with Post-Effective Amendment No. 88 on Form N-1A on May 12, 2023 and is incorporated herein by reference.
(xii)	Opinion and Consent of Counsel (for the Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(xiii)	Opinion and Consent of Counsel (for the Cboe Validus S&P 500 Dynamic PutWrite Index ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.
(xiv)	Opinion and Consent of Counsel (for the Grizzle Growth ETF), previously filed with Post-Effective Amendment No. 109 on Form N-1A on August 7, 2023 and is incorporated herein by reference.
(xv)	Opinion and Consent of Counsel (for Psychedelics Companies), previously filed with Post-Effective Amendment No. 479 on Form N-1A on November 24, 2025 and is incorporated herein by reference.
(xvi)	Opinion and Consent of Counsel (for the YieldMax® ABNB Option Income Strategy ETF, YieldMax® AMD Option Income Strategy ETF, YieldMax® MRNA Option Income Strategy ETF, YieldMax® PYPL Option Income Strategy ETF, YieldMax® DIS Option Income Strategy ETF, YieldMax® JPM Option Income Strategy ETF, YieldMax® MSFT Option Income Strategy ETF, and YieldMax® XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 111 on Form N-1A on August 14, 2023 and is incorporated herein by reference.
(xvii)	Opinion and Consent of Counsel (for the CoreValues Alpha Greater China Growth ETF), previously filed with Post-Effective Amendment No. 124 on Form N-1A on September 20, 2023 and is incorporated herein by reference.
(xviii)	Opinion and Consent of Counsel (for the Defiance S&P 500 Weekly Distribution ETF (f/k/a Defiance Nasdaq 100 Enhanced Options Income ETF), Defiance S&P 500 Weekly Distribution ETF (f/ka Defiance S&P 500 Enhanced Options Income ETF) and Defiance R2000 Weekly Distribution ETF (Defiance R2000 Enhanced Options Income ETF)), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(xix)	Opinion and Consent of Counsel (for the Return Stacked® U.S. Stocks & Managed Futures ETF), previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
(xx)	Opinion and Consent of Counsel (for the YieldMax® ADBE Option Income Strategy ETF, YieldMax® AI Option Income Strategy ETF, YieldMax® BA Option Income Strategy ETF, YieldMax® BIIB Option Income Strategy ETF, YieldMax® INTC Option Income Strategy ETF, YieldMax® NKE Option Income Strategy ETF, YieldMax® ORCL Option Income Strategy ETF, YieldMax® ROKU Option Income Strategy ETF, YieldMax® SNOW Option Income Strategy ETF, YieldMax® TGT Option Income Strategy ETF and YieldMax® ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.
(xxi)	Opinion and Consent of Counsel (for the Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(xxii)	Opinion and Consent of Counsel (for the Quantify Absolute Income ETF), previously filed with Post-Effective Amendment No. 197 on Form N-1A on April 5, 2024 and is incorporated herein by reference.
(xxiii)	Opinion and Consent of Counsel (for the YieldMax® Universe Fund of Option Income ETFs and YieldMax® Magnificent 7 Fund of Option Income ETFs), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(xxiv)	Opinion and Consent of Counsel (for the Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 155 on Form N-1A on January 23, 2024 and is incorporated herein by reference.
(xxv)	Opinion and Consent of Counsel (for the iREIT - MarketVector Quality REIT Index ETF), previously filed with Post-Effective Amendment No. 181 on Form N-1A on February 29, 2024 and is incorporated herein by reference.
(xxvi)	Opinion and Consent of Counsel (for the Defiance Developed Markets Enhanced Options Income ETF and Defiance Emerging Markets Enhanced Options Income ETF), previously filed with Post-Effective Amendment No. 165 on Form N-1A on February 1, 2024 and is incorporated herein by reference.
(xxvii)	Opinion and Consent of Counsel (for YieldMax® Ultra Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.
(xxviii)	Opinion and Consent of Counsel (for YieldMax® MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 172 on Form N-1A on February 20, 2024 and is incorporated herein by reference.
(xxix)	Opinion and Consent of Counsel (for the Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 196 on Form N-1A on April 2, 2024 and is incorporated herein by reference.
(xxx)	Opinion and Consent of Counsel (for the Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF and Defiance R2000 Target Income ETF), previously filed with Post-Effective Amendment No. 177 on Form N-1A on February 28, 2024 and is incorporated herein by reference.

(xxxi)	Opinion and Consent of Counsel (for the YieldMax® TSLA Short Option Income Strategy ETF, YieldMax® Innovation Short Option Income Strategy ETF, YieldMax® NVDA Short Option Income Strategy ETF, YieldMax® COIN Short Option Income Strategy ETF and YieldMax® AAPL Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(xxxii)	Opinion and Consent of Counsel (for the YieldMax® N100 Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 183 on Form N-1A on March 5, 2024 and is incorporated herein by reference.
(xxxiii)	Opinion and Consent of Counsel (for the Even Herd Long Short ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(xxxiv)	Opinion and Consent of Counsel (for the Peerless Option Wheel ETF), previously filed with Post-Effective Amendment No. 211 on Form N-1A on May 10, 2024 and is incorporated herein by reference.
(xxxv)	Opinion and Consent of Counsel (for the YieldMax® Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 203 on Form N-1A on April 17, 2024 and is incorporated herein by reference.
(xxxvi)	Opinion and Consent of Counsel (for the Return Stacked® Bonds & Futures Yield ETF and Return Stacked® U.S. Stocks & Futures Yield ETF), previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
(xxxvii)	Opinion and Consent of Counsel (for the Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, and Defiance Treasury Enhanced Options Income ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(xxxviii)	Opinion and Consent of Counsel (for the Clockwise U.S. Core Equity ETF (formerly Clockwise Core Equity & Innovation ETF)), previously filed with Post-Effective Amendment No. 224 on Form N-1A on June 11, 2024 and is incorporated herein by reference.
(xxxix)	Opinion and Consent of Counsel (for the Cambria Chesapeake Pure Trend ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(xl)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long Cooper ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2X Long Uranium ETF), previously filed with Post-Effective Amendment No. 297 on Form N-1A on December 30, 2024 and is incorporated herein by reference.
(xli)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long PANW ETF and Defiance Daily Target 2X Long SMCI ETF), previously filed with Post-Effective Amendment No. 222 on Form N-1A on June 4, 2024 and is incorporated herein by reference.
(xlii)	Opinion and Consent of Counsel (for the Defiance Daily Target 1.5X Short MSTR ETF) previously filed with Post-Effective Amendment No. 225 on Form N-1A on June 17, 2024 and is incorporated herein by reference.
(xliii)	Opinion and Consent of Counsel (for the YieldMax® BABA Option Income Strategy ETF, YieldMax® CVNA Option Income Strategy ETF, YieldMax® DKNG Option Income Strategy ETF, YieldMax® HOOD Option Income Strategy ETF, YieldMax® JD Option Income Strategy ETF, YieldMax® MARA Option Income Strategy ETF, YieldMax® PDD Option Income Strategy ETF, YieldMax® PLTR Option Income Strategy ETF, YieldMax® RBLX Option Income Strategy ETF, YieldMax® SHOP Option Income Strategy ETF, YieldMax® SMCI Option Income Strategy ETF, and YieldMax® TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 241 on Form N-1A on July 30, 2024, and is incorporated herein by reference.
(xliv)	Opinion and Consent of Counsel (for the YieldMax® Ether Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 259 on Form N-1A on September 9, 2024, and is incorporated herein by reference.
(xlv)	Opinion and Consent of Counsel (for the STKd 100% Bitcoin & 100% Gold ETF (f/k/a STKD Bitcoin & Gold ETF), previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
(xlvi)	Opinion and Consent of Counsel (for the YieldMax® Target 12™ Semiconductor Option Income ETF, YieldMax® Target 12™ Biotech & Pharma Option Income ETF, YieldMax® Target 12™ Energy Option Income ETF, YieldMax® Target 12™ Real Estate Option Income ETF, YieldMax® Target 12™ Tech & Innovation Option Income ETF and YieldMax® Target 12™ Big 50 Option Income ETF), previously filed with Post-Effective Amendment No. 277 on Form N-1A on November 8, 2024 and is incorporated herein by reference.
(xlvii)	Opinion and Consent of Counsel (for the Nicholas Global Equity and Income ETF), previously filed with Post-Effective Amendment No. 238 on Form N-1A on July 23, 2024 and is incorporated herein by reference.
(xlviii)	Opinion and Consent of Counsel (for the Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 266 on Form N-1A on October 11, 2024 and is incorporated herein by reference.
(xlix)	Opinion and Consent of Counsel (for the YieldMax® Dorsey Wright Hybrid 5 Income ETF, and YieldMax® Dorsey Wright Featured 5 Income ETF), previously filed with Post-Effective Amendment No. 288 on Form N-1A on December 10, 2024 and is incorporated herein by reference.

(l)	Opinion and Consent of Counsel (for the YieldMax® AI & Tech Portfolio Option Income Portfolio ETF, YieldMax® Crypto Industry & Tech Portfolio Option Income ETF, YieldMax® China Portfolio Option Income ETF, YieldMax® Semiconductor Portfolio Option Income ETF and YieldMax® Biotech & Pharma Portfolio Option Income ETF), previously filed with Post-Effective Amendment No. 286 on Form N-1A on December 2, 2024 and is incorporated herein by reference.
(li)	Opinion and Consent of Counsel (for the YieldMax® Ultra Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 311 on Form N-1A on February 13, 2025, and is incorporated herein by reference.
(lii)	Opinion and Consent of Counsel (for the Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 291 on Form N-1A on December 16, 2024 and is incorporated herein by reference.
(liii)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long B ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF and Defiance Daily Target 2X Long DKNG ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(liv)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long Pure Quantum ETF, Defiance Hot Sauce Daily 3X Strategy ETF and Defiance MAGA Seven ETF) – previously filed with Post-Effective Amendment No. 376 on Form N-1A on July 9, 2025 and is incorporated herein by reference.
(lv)	Opinion and Consent of Counsel (for the YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax® S&P 500 0DTE Covered Call Strategy ETF, and YieldMax® R2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 307 on Form N-1A on February 4, 2025 and is incorporated herein by reference.
(lvi)	Opinion and Consent of Counsel (for the Defiance AI & Power Infrastructure ETF), previously filed with Post-Effective Amendment No. 309 on Form N-1A on February 7, 2025 and is incorporated herein by reference.
(lvii)	Opinion and Consent of Counsel (for the STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF and STKd 100% META & 100% AMZN ETF), previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(lviii)	Opinion and Consent of Counsel (for the YieldMax® MSTR Short Option Income Strategy ETF, YieldMax® AMD Short Option Income Strategy ETF, YieldMax® AMZN Short Option Income Strategy ETF, YieldMax® MARA Short Option Income Strategy ETF, YieldMax® BITCOIN Short Option Income Strategy ETF, YieldMax® META Short Option Income Strategy ETF and YieldMax® SMCI Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 329 on Form N-1A on March 21, 2025 and is incorporated herein by reference.
(lix)	Opinion and Consent of Counsel (for the Defiance Leveraged Long MSTR ETF and Defiance Leveraged Long + Income MSTR ETF), previously filed with Post-Effective Amendment No. 330 on Form N-1A on March 21, 2025 and is incorporated herein by reference.
(lx)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF and Defiance Daily Target 2X Long RGTI ETF), previously filed with Post-Effective Amendment No. 327 on Form N-1A on March 11, 2025 and is incorporated herein by reference.
(lxi)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF and Defiance Daily Target 2X Short LLY ETF), previously filed with Post-Effective Amendment No. 336 on Form N-1A on March 31, 2025 and is incorporated herein by reference.
(lxii)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long DJT ETF and Defiance Daily Target 2X Long RDDT ETF), previously filed with Post-Effective Amendment No. 339 on Form N-1A on April 8, 2025 and is incorporated herein by reference.
(lxiii)	Opinion and Consent of Counsel (for the Return Stacked® U.S. Stocks & Gold/Bitcoin ETF), previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference
(lxiv)	Opinion and Consent of Counsel (for the Defiance Trillion Dollar Club Index ETF), previously filed with Post-Effective Amendment No. 345 on Form N-1A on April 30, 2025 and is incorporated herein by reference.
(lxv)	Opinion and Consent of Counsel (for the Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, and Defiance Russell 2000 LightningSpread™ Income ETF), previously filed with Post-Effective Amendment No. 351 on Form N-1A on May 23, 2025 and is incorporated herein by reference.
(lxvi)	Opinion and Consent of Counsel (for the YieldMax® AI Performance & Distribution Target 25™ ETF, YieldMax® AMD Performance & Distribution Target 25™ ETF, YieldMax® AMZN Performance & Distribution Target 25™ ETF, YieldMax® COIN Performance & Distribution Target 25™ ETF, YieldMax® MARA Performance & Distribution Target 25™ ETF, YieldMax® MSTR Performance & Distribution Target 25™ ETF, YieldMax® NVDA Performance & Distribution Target 25™ ETF, YieldMax® PLTR Performance & Distribution Target 25™ ETF, YieldMax® SMCI Performance & Distribution Target 25™ ETF and YieldMax® TSLA Performance & Distribution Target 25™ ETF), previously filed with Post-Effective Amendment No. 436 on Form N-1A on October 3, 2025 and is incorporated herein by reference.

(lxvii)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Short CVNA ETF, Defiance Daily Target 2X Short IONQ ETF, Defiance Daily Target 2X Short PLTR ETF and Defiance Daily Target 2X Short RKLB ETF), previously filed with Post-Effective Amendment No. 348 on Form N-1A on May 13, 2025 and is incorporated herein by reference.
(lxviii)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long ANET ETF, Defiance Daily Target 2X Long ARM ETF, Defiance Daily Target 2X Long PM ETF, and Defiance Daily Target 2X Long UBER ETF) – previously filed with Post-Effective Amendment No. 349 on Form N-1A on May 16, 2025 and is incorporated herein by reference.
(lxix)	Opinion and Consent of Counsel (for the Hilton BDC Corporate Bond ETF), previously filed with Post-Effective Amendment No. 356 on Form N-1A on June 2, 2025 and is incorporated herein by reference.
(lxx)	Opinion and Consent of Counsel (for YieldMax® Bitcoin Performance & Distribution Target 25™ ETF), previously filed with Post-Effective Amendment No. 443 on Form N-1A on October 10, 2025 and is incorporated herein by reference.
(lxxi)	Opinion and Consent of Counsel (for the Nicholas Crypto Income ETF), previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
(lxxii)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long OKLO ETF, Defiance Daily Target 2X Long QBTS ETF, Defiance Daily Target 2X Short RGTI ETF and Defiance Daily Target 2X Short QBTS ETF), previously filed with Post-Effective Amendment No. 366 on Form N-1A on June 17, 2025 and is incorporated herein by reference.
(lxxiii)	Opinion and Consent of Counsel (for the Defiance Nasdaq 100 Double Short Hedged ETF), previously filed with Post-Effective Amendment No. 372 on Form N-1A on June 27, 2025 and is incorporated herein by reference.
(lxxiv)	Opinion and Consent of Counsel (for the Defiance Vol Carry Hedged ETF, Defiance Enhanced Short Vol ETF and Defiance Enhanced Long Vol ETF), previously filed with Post-Effective Amendment No. 382 on Form N-1A on July 15, 2025, is hereby incorporated by reference.
(lxxv)	Opinion and Consent of Counsel (for the Defiance Leveraged Long + Income AAPL ETF, Defiance Leveraged Long + Income AMD ETF, Defiance Leveraged Long + Income AMZN ETF, Defiance Leveraged Long + Income BRK.B ETF, Defiance Leveraged Long + Income COIN ETF, Defiance Leveraged Long + Income GOOG ETF, Defiance Leveraged Long + Income HIMS ETF, Defiance Leveraged Long + Income HOOD ETF, Defiance Leveraged Long + Income META ETF, Defiance Leveraged Long + Income NFLX ETF, Defiance Leveraged Long + Income NVDA ETF, Defiance Leveraged Long + Income PLTR ETF, Defiance Leveraged Long + Income SMCI ETF, and Defiance Leveraged Long + Income TSLA ETF), previously filed with Post-Effective Amendment No. 399 on Form N-1A on August 15, 2025, is hereby incorporated by reference.
(lxxvi)	Opinion and Consent of Counsel (for the YieldMax® AFRM Option Income Strategy ETF, YieldMax® APP Option Income Strategy ETF, YieldMax® ARM Option Income Strategy ETF, YieldMax® AVGO Option Income Strategy ETF, YieldMax® CRWD Option Income Strategy ETF, YieldMax® GME Option Income Strategy ETF, YieldMax® HIMS Option Income Strategy ETF, YieldMax® IONQ Option Income Strategy ETF, YieldMax® LLY Option Income Strategy ETF, YieldMax® RDDT Option Income Strategy ETF, YieldMax® SPOT Option Income Strategy ETF and YieldMax® UBER Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 413 on Form N-1A on August 26, 2025, is hereby incorporated by reference.
(lxxvii)	Opinion and Consent of Counsel (for YieldMax® CRCL Option Income Strategy ETF, YieldMax® CRWV Option Income Strategy ETF, and YieldMax® GLXY Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 421 on Form N-1A on September 8, 2025 and is incorporated herein by reference.
(lxxviii)	Opinion and Consent of Counsel (for the Defiance Leveraged Long + Income CRCL ETF, Defiance Leveraged Long + Income CRWV ETF, Defiance Leveraged Long + Income GLXY ETF, Defiance Leveraged Long + Income Magnificent Seven ETF, Defiance Leveraged Long + Income Nasdaq 100 ETF, Defiance Leveraged Long + Income S&P 500 ETF, Defiance Leveraged Long + Income Ethereum ETF and Defiance Leveraged Long + Income Bitcoin ETF), previously filed with Post-Effective Amendment No. 423 on Form N-1A on September 9, 2025 and is incorporated herein by reference.
(lxxix)	Opinion and Consent of Counsel (for YieldMax® U.S Stocks Target Double Distribution ETF) – previously filed with Post-Effective Amendment No. 483 on Form N-1A on November 26, 2025 and is incorporated herein by reference.
(lxxx)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long ALAB ETF, Defiance Daily Target 2X Long APLD ETF, Defiance Daily Target 2X Long AVAV ETF, Defiance Daily Target 2X Long JOBY ETF, Defiance Daily Target 2X Long KTOS ETF, Defiance Daily Target 2X Long LMND ETF, Defiance Daily Target 2X Long NBIS ETF, Defiance Daily Target 2X Long NVTS ETF, Defiance Daily Target 2X Long OSCR ETF, Defiance Daily Target 2X Long PONY ETF, Defiance Daily Target 2X Long RCAT ETF, Defiance Daily Target 2X Long RBRK ETF and Defiance Daily Target 2X Long ZETA ETF), previously filed with Post-Effective Amendment No. 477 on Form N-1A on November 24, 2025 and is incorporated herein by reference.
(lxxxi)	Opinion and Consent of Counsel (for Defiance U.S. Dividend Equity Paid Weekly ETF), previously filed with Post-Effective Amendment No. 496 on Form N-1A on December 19, 2025 and is incorporated herein by reference.

(lxxxii)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long ET ETF, Defiance Daily Target 2X Long IREN ETF, Defiance Daily Target 2X Long FIG ETF, Defiance Daily Target 2X Long MP ETF and Defiance Daily Target 2X Long QS ETF), previously filed with Post-Effective Amendment No. 446 on Form N-1A on October 17, 2025 and is incorporated herein by reference.
(lxxxiii)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long AEO ETF, Defiance Daily Target 2X Long BLSH ETF, Defiance Daily Target 2X Long DASH ETF and Defiance Daily Target 2X Long MRNA ETF), previously filed with Post-Effective Amendment No. 455 on Form N-1A on October 27, 2025 and is incorporated herein by reference.
(lxxxiv)	Opinion and Consent of Counsel (for Defiance Leveraged Long BEAM ETF, Defiance Leveraged Long SBET ETF, Defiance Leveraged Long OPEN ETF and Defiance Leveraged Long EOSE ETF) – previously filed with Post-Effective Amendment No. 457 on Form N-1A on October 29, 2025 and is incorporated herein by reference.
(lxxxv)	Opinion and Consent of Counsel (for Defiance Leveraged Long + Income BMNR ETF and Defiance Leveraged Long + Income SOFI ETF), previously filed with Post-Effective Amendment No. 460 on Form N-1A on October 31, 2025 and is incorporated herein by reference.
(lxxxvi)	Opinion and Consent of Counsel (for Defiance Leveraged Long + Income XRP ETF and Defiance Leveraged Long + Income SOL ETF), previously filed with Post-Effective Amendment No. 484 on Form N-1A on November 26, 2025 and is incorporated herein by reference.
(lxxxvii)	Opinion and Consent of Counsel (for CoreValues America First Technology Index ETF), previously filed with Post-Effective Amendment No. 463 on Form N-1A on November 10, 2025 and is incorporated herein by reference.
(lxxxviii)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long CHWY ETF, Defiance Daily Target 2X Long CAVA ETF, Defiance Daily Target 2X Long ELF ETF, Defiance Daily Target 2X Long WYNN ETF, Defiance Daily Target 2X Long ESLT ETF and Defiance Daily Target 2X Long BMNR ETF), previously filed with Post-Effective Amendment No. 465 on Form N-1A on November 10, 2025 and is incorporated herein by reference.
(lxxxix)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Short AMD ETF, Defiance Daily Target 2X Short APP ETF, Defiance Daily Target 2X Short ASTS ETF, Defiance Daily Target 2X Short AVGO ETF, Defiance Daily Target 2X Short BBAI ETF, Defiance Daily Target 2X Short BMNR ETF, Defiance Daily Target 2X Short CRCL ETF, Defiance Daily Target 2X Short HIMS ETF, Defiance Daily Target 2X Short HOOD ETF, Defiance Daily Target 2X Short INTC ETF, Defiance Daily Target 2X Short MRVL ETF, Defiance Daily Target 2X Short MU ETF, Defiance Daily Target 2X Short NVO ETF, Defiance Daily Target 2X Short OKLO ETF, Defiance Daily Target 2X Short OSCR ETF, Defiance Daily Target 2X Short SBET ETF, Defiance Daily Target 2X Short TSM ETF, and Defiance Daily Target 2X Short UNH ETF), previously filed with Post-Effective Amendment No. 464 on Form N-1A on November 10, 2025 and is incorporated herein by reference.
(xc)	Opinion and Consent of Counsel (for Defiance Leveraged Long DOCN ETF, Defiance Leveraged Long HTZ ETF, Defiance Leveraged Long NEGG ETF, Defiance Leveraged Long NMAX ETF, and Defiance Leveraged Long RUM ETF), previously filed with Post-Effective Amendment No. 469 on Form N-1A on November 18, 2025 and is incorporated herein by reference.
(xci)	Opinion and Consent of Counsel (for Defiance QTUM Options Income ETF), previously filed with Post-Effective Amendment No. 474 on Form N-1A on November 21, 2025 and is incorporated herein by reference.
(xcii)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long AA ETF, Defiance Daily Target 2X Long CAE ETF, Defiance Daily Target 2X Long CSCO ETF, Defiance Daily Target 2X Long EBAY ETF, Defiance Daily Target 2X Long EXEL ETF, Defiance Daily Target 2X Long IBKR ETF, Defiance Daily Target 2X Long KLAC ETF, Defiance Daily Target 2X Long MPWR ETF, Defiance Daily Target 2X Long PFE ETF, Defiance Daily Target 2X Long SE ETF, Defiance Daily Target 2X Long ERIC ETF and Defiance Daily Target 2X Long UPS ETF), previously filed with Post-Effective Amendment No. 477 on Form N-1A on November 24, 2025 and is incorporated herein by reference.
(xciii)	Opinion and Consent of Counsel (for Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF and Quantify 2X Daily AltAlt Season Crypto ETF), previously filed with Post-Effective Amendment No. 505 on Form N-1A on January 2, 2026 and is incorporated herein by reference.
(xciv)	Opinion and Consent of Counsel (for YieldMax® Hundred Club ETFs), previously filed with Post-Effective Amendment No. 495 on Form N-1A on December 19, 2025, is hereby incorporated by reference.
(xcv)	Opinion and Consent of Counsel (for IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ Bitcoin & Bitcoin Treasury mNAV Harvester ETF, and IncomeQ Crypto & Crypto Treasury mNAV Harvester ETF), previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
(xcvi)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Short APLD ETF, Defiance Daily Target 2X Short ARM ETF, Defiance Daily Target 2X Short BE ETF, Defiance Daily Target 2X Short BITF ETF, Defiance Daily Target 2X Short CLSK ETF, Defiance Daily Target 2X Short CRWV ETF, Defiance Daily Target 2X Short IREN ETF, Defiance Daily Target 2X Short JOBY ETF, Defiance Daily Target 2X Short NBIS ETF, Defiance Daily Target 2X Short NVTS ETF, Defiance Daily Target 2X Short OPEN ETF, Defiance Daily Target 2X Short ORCL ETF, Defiance Daily Target 2X Short SMR ETF, Defiance Daily Target 2X Short SNOW ETF, and Defiance Daily Target 2X Short UPST ETF), previously filed with Post-Effective Amendment No. 512 on Form N-1A on January 9, 2026 and is incorporated herein by reference.

(xcvii)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long BITF ETF, Defiance Daily Target 2X Long CLS ETF, Defiance Daily Target 2X Long HPQ ETF, Defiance Daily Target 2X Long JMIA ETF, Defiance Daily Target 2X Long LUNR ETF, Defiance Daily Target 2X Long ONDS ETF, Defiance Daily Target 2X Long RKT ETF, Defiance Daily Target 2X Long PGY ETF, and Defiance Daily Target 2X Long PL ETF), previously filed with Post-Effective Amendment No. 502 on Form N-1A on December 23, 2025 and is incorporated herein by reference.
(xcviii)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long BE ETF, Defiance Daily Target 2X Long BIIB ETF, Defiance Daily Target 2X Long BTQ ETF, Defiance Daily Target 2X Long ETHM ETF, Defiance Daily Target 2X Long JBLU ETF, Defiance Daily Target 2X Long NOK ETF, Defiance Daily Target 2X Long OXY ETF, Defiance Daily Target 2X Long RMBS ETF, Defiance Daily Target 2X Long VRTX ETF, Defiance Daily Target 2X Long WING ETF and Defiance Daily Target 2X Long ZIM ETF), previously filed with Post-Effective Amendment No. 506 on Form N-1A on January 2, 2026 and is incorporated herein by reference.
(xcix)	Opinion and Consent of Counsel (for Defiance Long Pure Quantum ETF), previously filed with Post-Effective Amendment No. 507 on Form N-1A on January 5, 2026 and is incorporated herein by reference.
(c)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long WLTH ETF), previously filed with Post-Effective Amendment No. 509 on Form N-1A on January 6, 2026 and is incorporated herein by reference.
(ci)	Opinion and Consent of Counsel (for Defiance 2X Daily Short Pure Quantum Computing Index ETF), previously filed with Post-Effective Amendment No. 531 on Form N-1A on February 13, 2026 and is incorporated herein by reference.
(cii)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long CLF ETF, Defiance Daily Target 2X Long PLUG ETF, Defiance Daily Target 2X Long UUUU ETF, Defiance Daily Target 2X Long CCJ ETF, Defiance Daily Target 2X Long DNN ETF, Defiance Daily Target 2X Long HL ETF, Defiance Daily Target 2X Long NDAQ ETF, Defiance Daily Target 2X Long PAAS ETF, Defiance Daily Target 2X Long PATH ETF, Defiance Daily Target 2X Long POET ETF, Defiance Daily Target 2X Long COMM ETF and Defiance Daily Target 2X Long AMKR ETF), previously filed with Post-Effective Amendment No. 517 on Form N-1A on January 26, 2026 and is incorporated herein by reference.
(ciii)	Opinion and Consent of Counsel (for Defiance 2X Daily Long Pure Drone and Aerial Automation ETF), previously filed with Post-Effective Amendment No. 518 on Form N-1A on January 26, 2026 and is incorporated herein by reference.
(civ)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Short RKT ETF), previously filed with Post-Effective Amendment No. 520 on Form N-1A on January 30, 2026 and is incorporated herein by reference.
(cv)	Opinion and Consent of Counsel (for Nicholas Gold Income ETF, Nicholas Silver Income ETF, Nicholas Nuclear Income ETF and Nicholas Defense and Rare Earth Income ETF), previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
(cvi)	Opinion and Consent of Counsel (for Chesapeake Trend-Following Fixed Income ETF), previously filed with Post-Effective Amendment No. 525 on Form N-1A on February 6, 2026, and is incorporated herein by reference.
(cvii)	Opinion and Consent of Counsel (for Defiance AdvMicrDev LightningSpread™ Income ETF, Defiance AAPL LightningSpread™ Income ETF, Defiance Blkstne LightningSpread™ Income ETF, Defiance CRCL LightningSpread™ Income ETF, Defiance COIN LightningSpread™ Income ETF, Defiance FcBk LightningSpread™ Income ETF, Defiance MSTR LightningSpread™ Income ETF, Defiance NVDA LightningSpread™ Income ETF, Defiance ORCL LightningSpread™ Income ETF, Defiance PLTR LightningSpread™ Income ETF, Defiance TSLA LightningSpread™ Income ETF, Defiance Bitcoin LightningSpread™ Income ETF, Defiance Ethereum LightningSpread™ Income ETF, Defiance Gold LightningSpread™ Income ETF, Defiance Gold Miners LightningSpread™ Income ETF, Defiance Silver LightningSpread™ Income ETF, Defiance Solana LightningSpread™ Income ETF, and Defiance XRP LightningSpread™ Income ETF), previously filed with Post-Effective Amendment No. 527 on Form N-1A on February 9, 2026 and is incorporated herein by reference.
(cviii)	Opinion and Consent of Counsel (for YieldMax® Top Ten ETFs), previously filed with Post-Effective Amendment No. 530 on Form N-1A on February 13, 2026 and is incorporated herein by reference.
(cix)	Opinion and Consent of Counsel (for Nicholas Bitcoin and Treasuries AfterDark ETF and Nicholas Bitcoin Tail ETF) - to be filed by amendment.
(cx)	Opinion and Consent of Counsel (for YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF, YieldMax® Strategic Metals & Mining Portfolio Option Income ETF, YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF and YieldMax® RoboTech & Automation Portfolio Option Income ETF) - to be filed by amendment.
(cxi)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long AMTM ETF) - to be filed by amendment.
(cxii)	Opinion and Consent of Counsel (for Portfolio Building Block 1X Inverse US Large Cap Daily Target ETF and Portfolio Building Block 1X Inverse US Growth and Innovation Daily Target ETF) - to be filed by amendment.
(cxiii)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long ABTC ETF, Defiance Daily Target 2X Long GCT ETF, Defiance Daily Target 2X Long LUMN ETF, Defiance Daily Target 2X Long MDLN ETF, Defiance Daily Target 2X Long PINS ETF, Defiance Daily Target 2X Long ROKU ETF, Defiance Daily Target 2X Long SATS ETF, Defiance Daily Target 2X Long SNDL ETF, Defiance Daily Target 2X Long TLRY ETF, Defiance Daily Target 2X Long WBD ETF and Defiance Daily Target 2X Long XOVR ETF) - to be filed by amendment.

	(cxiv)	Opinion and Consent of Counsel (for Defiance Space Data Center Leaders ETF and Defiance Pure Space Daily 2X Strategy ETF) - to be filed by amendment.
	(cxv)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long Discord ETF) - to be filed by amendment.
	(cxvi)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long ASTS ETF, Defiance Daily Target 2X Long BKSY ETF, Defiance Daily Target 2X Long COHR ETF, Defiance Daily Target 2X Long ENVX ETF, Defiance Daily Target 2X Long FRSH ETF, Defiance Daily Target 2X Long GSAT ETF, Defiance Daily Target 2X Long JD ETF, Defiance Daily Target 2X Long LEU ETF, Defiance Daily Target 2X Long OUST ETF, Defiance Daily Target 2X Long RDW ETF, Defiance Daily Target 2X Long RVMD ETF, Defiance Daily Target 2X Long STX ETF and Defiance Daily Target 2X Long VSAT ETF) - to be filed by amendment.
	(cxvii)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long RYAAY ETF, Defiance Daily Target 2X Long UMAC ETF, Defiance Daily Target 2X Long WYFI ETF, Defiance Daily Target 2X Long ABAT ETF, Defiance Daily Target 2X Long PRME ETF, Defiance Daily Target 2X Long KULR ETF, Defiance Daily Target 2X Long SPCE ETF, Defiance Daily Target 2X Long ALMU ETF, Defiance Daily Target 2X Long FJET ETF and Defiance Daily Target 2X Long RYCEY ETF) – to be filed by amendment.
	(cxviii)	Opinion and Consent of Counsel (adding Fitz-Gerald Must Have Portfolio® ETF and Fitz-Gerald Must Have Portfolio® and Options Overlay ETF) – to be filed by amendment.
	(cxix)	Opinion and Consent of Counsel (adding Daily Target 2X Long OPTT ETF, Defiance Daily Target 2X Long SIDU ETF, Defiance Daily Target 2X Long SSNLF ETF, Defiance Daily Target 2X Long HXSCL ETF, and Defiance Daily Target 2X Long KRKNF ETF) – to be filed by amendment.
	(cxx)	Opinion and Consent of Counsel (adding Return Stacked® International Stocks & Managed Futures ETF) – to be filed by amendment.
	(cxxi)	Opinion and Consent of Counsel (adding Defiance Daily Target 2X Long AMPX ETF, Defiance Daily Target 2X Long BEAT ETF, Defiance Daily Target 2X Long KOPN ETF, Defiance Daily Target 2X Long LTRX ETF, Defiance Daily Target 2X Long OSS ETF, Defiance Daily Target 2X Long REKR ETF, Defiance Daily Target 2X Long VELO ETF, Defiance Daily Target 2X Long YALL ETF, and Defiance Daily Target 2X Long YSS ETF) – to be filed by amendment.
	(cxxii)	Consent of Counsel (for Hilton BDC Corporate Bond ETF and Hilton Small-MidCap Opportunity ETF) – filed herewith.
(j)		Consent of Independent Registered Public Accounting Firm – filed herewith.
(k)		Not applicable.
(l)	(i)	Subscription Agreement, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
	(ii)	Letter of Representations between the Trust and Depository Trust Company - to be filed by amendment.
(m)		Amended and Restated Rule 12b-1 Plan, previously filed with Post-Effective Amendment No. 517 on Form N-1A on January 26, 2026 and is incorporated herein by reference.
(n)	Not applicable.
(o)	Reserved.
(p)	(i)	Code of Ethics for Tidal Trust II, previously filed with Post-Effective Amendment No. 487 on Form N-1A on December 3, 2025 and is incorporated herein by reference.
	(ii)	Code of Ethics for Tidal Investments LLC, previously filed with Post-Effective Amendment No. 474 on Form N-1A on November 21, 2025 and is incorporated herein by reference.
	(iii)	Code of Ethics Carbon Collective Investing, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
	(iv)	Code of Ethics for Distributor not applicable per Rule 17j-1(c)(3).
	(v)	Code of Ethics for Nicholas Wealth Management, previously filed with Post-Effective Amendment No. 487 on Form N-1A on December 3, 2025 and is incorporated herein by reference
	(vi)	Code of Ethics for Pinnacle Family Advisors, LLC, previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
	(vii)	Code of Ethics for Veridien Global Investors LLC, previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
	(viii)	Code of Ethics for Family Dynasty Advisors LLC, previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
	(ix)	Code of Ethics for Newfound Research LLC, previously filed with Post-Effective Amendment No. 487 on Form N-1A on December 3, 2025 and is incorporated herein by reference
	(x)	Code of Ethics for ReSolve Asset Management SEZC (Cayman), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(xi)	Code of Ethics for Roundhill Financial Inc., previously filed with Post-Effective Amendment No. 251 on Form N-1A on August 27, 2024 and is incorporated herein by reference.
	(xii)	Code of Ethics for Montrose Estate Capital Management, LLC d/b/a Days Global Advisors, previously filed with Post-Effective Amendment No. 249 on Form N-1A on August 19, 2024 and is incorporated herein by reference.

(xiii)	Code of Ethics for Chesapeake Capital Corporation, previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(xiv)	Code of Ethics for Blueprint Fund Management, LLC, previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(xv)	Code of Ethics for Grizzle Investment Management LLC, previously filed with Post-Effective Amendment No. 109 on Form N-1A on August 7, 2023 and is incorporated herein by reference.
(xvi)	Code of Ethics for Cambria Investment Management, L.P., previously filed with Post-Effective Amendment No. 124 on Form N-1A on September 20, 2023 and is incorporated herein by reference.
(xvii)	Code of Ethics for Hilton Capital Management, LLC, previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(xviii)	Code of Ethics for MSA Power Funds LLC, previously filed with Post-Effective Amendment No. 463 on Form N-1A on November 10, 2025 and is incorporated herein by reference.
(xix)	Code of Ethics for Quantify Chaos Advisors, LLC, previously filed with Post-Effective Amendment No. 197 on Form N-1A on April 5, 2024 and is incorporated herein by reference.
(xx)	Code of Ethics for Artesian Capital Management (Delaware) LP, previously filed with Post-Effective Amendment No. 196 on Form N-1A on April 2, 2024 and is incorporated herein by reference.
(xxi)	Code of Ethics for Even Herd, LLC, previously filed with Post-Effective Amendment No. 487 on Form N-1A on December 3, 2025 and is incorporated herein by reference
(xxii)	Code of Ethics for Peerless Wealth LLC, previously filed with Post-Effective Amendment No. 211 on Form N-1A on May 10, 2024 and is incorporated herein by reference.
(xxiii)	Code of Ethics for Clockwise Capital LLC, previously filed with Post-Effective Amendment No. 224 on Form N-1A on June 11, 2024 and is incorporated herein by reference.
(xxiv)	Code of Ethics for Convexitas, LLC, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

Reference is made to Article VII of the Registrant’s Third Amended and Restated Declaration of Trust. The general effect of this provision is to indemnify the Trustees, officers, employees and other agents of the Trust who are parties pursuant to any proceeding by reason of their actions performed in their scope of service on behalf of the Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the Securities Act), the Registrant furnishes the following undertaking: Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

This Item incorporates by reference each investment advisers Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC, as listed below. Each Form ADV may be obtained, free of charge, at the SECs website at www.adviserinfo.sec.gov. Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each officer and director of the below-listed investment advisers is included in the Trusts Statement of Additional Information.

Investment Adviser	SEC File No.
Tidal Investments LLC (f/k/a Toroso Investments, LLC)	801-76857
Carbon Collective Investing, LLC	801-119296
Platos Philosophy LLC	801-126714
Nicholas Wealth, LLC	801-122063
Pinnacle Family Advisors, LLC	801-78013
Newfound Research LLC	801-73042
Montrose Estate Capital Management, LLC	801-127176
Family Dynasty Advisors LLC	801-127497
Roundhill Financial Inc.	801-114971
Veridien Global Investors, LLC	801-127602
Chesapeake Capital Corporation	801-106985
Blueprint Fund Management, LLC	801-117790
Grizzle Investment Management LLC	801-122682
Cambria Investment Management, L.P.	801-71786
MSA Power Funds LLC	801-128292
Hilton Capital Management, LLC	801-60776
Quantify Chaos Advisors, LLC (dba Quantify Funds)	801-129075
Artesian Capital Management (Delaware) LP	801-129697
Even Herd, LLC	801-129721
Peerless Wealth LLC	801-129909
Clockwise Capital LLC	801-123024
Convexitas, LLC	801-132451

Item 32.

(i)(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.	AdvisorShares Trust
8.	AFA Private Credit Fund
9.	AGF Investments Trust
10.	AIM ETF Products Trust
11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	American Century ETF Trust
14.	AMG ETF Trust
15.	Amplify ETF Trust
16.	Applied Finance Dividend Fund, Series of World Funds Trust
17.	Applied Finance Explorer Fund, Series of World Funds Trust
18.	Applied Finance Select Fund, Series of World Funds Trust

19.	Ardian Access LLC
20.	ARK ETF Trust
21.	ARK Venture Fund
22.	Bitwise Funds Trust
23.	BondBloxx ETF Trust
24.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
25.	Bridgeway Funds, Inc.
26.	Brinker Capital Destinations Trust
27.	Brookfield Real Assets Income Fund Inc.
28.	Build Funds Trust

29.	Calamos Convertible and High Income Fund
30.	Calamos Convertible Opportunities and Income Fund
31.	Calamos Dynamic Convertible and Income Fund
32.	Calamos Global Dynamic Income Fund
33.	Calamos Global Total Return Fund
34.	Calamos Strategic Total Return Fund
35.	Carlyle Tactical Private Credit Fund
36.	Cascade Private Capital Fund

37.	Catalyst/Perini Strategic Income Fund
38.	CBRE Global Real Estate Income Fund

39.	Center Coast Brookfield MLP & Energy Infrastructure Fund
40.	Clifford Capital Partners Fund, Series of World Funds Trust
41.	Cliffwater Corporate Lending Fund
42.	Cliffwater Enhanced Lending Fund
43.	Coatue Innovative Strategies Fund

44.	Cohen & Steers ETF Trust
45.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
46.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
47.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
48.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
49.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
50.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust
51.	Davis Fundamental ETF Trust
52.	Defiance BMNR Option Income ETF, Series of ETF Series Solutions
53.	Defiance Connective Technologies ETF, Series of ETF Series Solutions
54.	Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions
55.	Defiance Quantum ETF, Series of ETF Series Solutions
56.	Denali Structured Return Strategy Fund
57.	Dodge & Cox Funds
58.	DoubleLine ETF Trust
59.	DoubleLine Income Solutions Fund
60.	DoubleLine Opportunistic Credit Fund
61.	DoubleLine Yield Opportunities Fund
62.	DriveWealth ETF Trust
63.	EIP Investment Trust
64.	Ellington Income Opportunities Fund
65.	ETF Opportunities Trust
66.	Exchange Listed Funds Trust
67.	Exchange Place Advisors Trust
68.	FIS Trust
69.	FlexShares Trust
70.	Fortuna Hedged Bitcoin Fund, Series of Listed Funds Trust
71.	Forum Funds
72.	Forum Funds II
73.	Forum Real Estate Income Fund
74.	Fundrise Growth Tech Fund, LLC
75.	GMO ETF Trust
76.	GoldenTree Opportunistic Credit Fund

77.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
78.	Grayscale Funds Trust
79.	Guinness Atkinson Funds
80.	Harbor ETF Trust
81.	Harris Oakmark ETF Trust
82.	Hawaiian Tax-Free Trust
83.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
84.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
85.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
86.	Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
87.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
88.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
89.	Innovator ETFs Trust
90.	Ironwood Institutional Multi-Strategy Fund LLC
91.	Ironwood Multi-Strategy Fund LLC
92.	Jensen Quality Growth ETF, Series of Trust for Professional Managers
93.	John Hancock Exchange-Traded Fund Trust
94.	Kurv ETF Trust
95.	Lazard Active ETF Trust

96.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
97.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
98.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
99.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
100.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
101.	Manor Investment Funds
102.	MoA Funds Corporation
103.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
104.	Morgan Stanley ETF Trust
105.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
106.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
107.	Morningstar Funds Trust
108.	NEOS ETF Trust
109.	Niagara Income Opportunities Fund
110.	North Square Evanston Multi-Alpha Fund
111.	NXG Cushing® Midstream Energy Fund
112.	NXG NextGen Infrastructure Income Fund
113.	OTG Latin American Fund, Series of World Funds Trust
114.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
115.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
116.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
117.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
118.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
119.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
120.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
121.	Palmer Square Funds Trust
122.	Palmer Square Opportunistic Income Fund
123.	Partners Group Private Income Opportunities, LLC
124.	Perkins Discovery Fund, Series of World Funds Trust
125.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
126.	Plan Investment Fund, Inc.
127.	Point Bridge America First ETF, Series of ETF Series Solutions
128.	Precidian ETFs Trust
129.	Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
130.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
131.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
132.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
133.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
134.	Renaissance Capital Greenwich Funds
135.	REX ETF Trust
136.	Reynolds Funds, Inc.

137.	RMB Investors Trust
138.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
139.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
140.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
141.	Roundhill Cannabis ETF, Series of Listed Funds Trust
142.	Roundhill ETF Trust
143.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
144.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
145.	Roundhill Video Games ETF, Series of Listed Funds Trust
146.	Rule One Fund, Series of World Funds Trust
147.	Russell Investments Exchange Traded Funds
148.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
149.	Six Circles Trust
150.	Sound Shore Fund, Inc.
151.	SP Funds Trust
152.	Sparrow Funds

153.	Spear Alpha ETF, Series of Listed Funds Trust

154.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
155.	STF Tactical Growth ETF, Series of Listed Funds Trust
156.	Strategic Trust
157.	Strategy Shares
158.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
159.	Tekla World Healthcare Fund
160.	Tema ETF Trust
161.	The 2023 ETF Series Trust
162.	The Community Development Fund
163.	The Cook & Bynum Fund, Series of World Funds Trust
164.	The Private Shares Fund
165.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
166.	Third Avenue Trust
167.	Third Avenue Variable Series Trust
168.	Tidal Trust I
169.	Tidal Trust II
170.	Tidal Trust III
171.	Tidal Trust IV
172.	TIFF Investment Program
173.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
174.	Timothy Plan International ETF, Series of The Timothy Plan
175.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
176.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
177.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
178.	Total Fund Solution
179.	Touchstone ETF Trust
180.	Trailmark Series Trust
181.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
182.	T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
183.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
184.	T-Rex 2x Long Ether Daily Target ETF
185.	U.S. Global Investors Funds
186.	Union Street Partners Value Fund, Series of World Funds Trust
187.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
188.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
189.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
190.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
191.	Vest US Large Cap 20% Buffer Strategies VI Fund, Series of World Funds Trust
192.	Virtus Stone Harbor Emerging Markets Income Fund
193.	Volatility Shares Trust
194.	WEBs ETF Trust
195.	Wedbush Series Trust
196.	Wellington Global Multi-Strategy Fund

197.	Wilshire Mutual Funds, Inc.
198.	Wilshire Variable Insurance Trust
199.	WisdomTree Trust
200.	XAI Octagon Floating Rate & Alternative Income Term Trust
(i)(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Teresa Cowan	190 Middle Street, Suite 301 Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301 Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301 Portland, ME 04101	Vice President	None
Alicia Strout	190 Middle Street, Suite 301 Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301 Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301 Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301 Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(i)(c)	Not applicable.

(ii)(a)	ALPS Distributors, Inc. (“ALPS”) serves as principal underwriter for certain series of the following investment companies registered under the Investment Company Act of 1940, as amended:

1290 Funds
1WS Credit Income Fund
Aberdeen Income Credit Strategies Fund
abrdn ETFs
abrdn Funds
abrdn Global Premier Properties Fund
Accordant ODCE Index Fund
Alpha Alternative Assets Fund
ALPS Series Trust
Alternative Credit Income Fund
Apollo Diversified Credit Fund
Apollo Diversified Real Estate Fund
AQR Funds
Axonic Alternative Income Fund
Axonic Funds
BBH Trust
Bluerock High Income Institutional Credit Fund
Bluerock Total Income+ Real Estate Fund
Bridge Builder Trust
Cambria ETF Trust
CION Ares Diversified Credit Fund
CION Grosvenor Infrastructure Fund
Columbia ETF Trust
Columbia ETF Trust I
Columbia ETF Trust II
Columbia Seligman Premium Technology Growth Fund, Inc.
CRM Mutual Fund Trust
DBX ETF Trust
Eagle Point Defensive Income Trust

Eagle Point Enhanced Income Trust
EA Series Trust (Cambria Series)
ETF Series Solutions (Vident Series)
Financial Investors Trust
Firsthand Funds
FS Credit Income Fund
FS Credit Opportunities Corp.
FS MVP Private Markets Fund
Gemcorp Commodities Alternative Products Fund
Goehring & Rozencwajg Investment Funds
Goldman Sachs ETF Trust
Goldman Sachs ETF Trust II
Graniteshares ETF Trust
Hartford Funds Exchange-Traded Trust
Heartland Group, Inc.

Investment Managers Series Trust II (AXS-Advised Funds)
Investment Managers Series Trust II (Alternative Access-Advised Fund)
Janus Detroit Street Trust
Lattice Strategies Trust
Litman Gregory Funds Trust
Longleaf Partners Funds Trust
Manager Directed Portfolios (Spyglass Growth Fund)
Meridian Fund, Inc.
Natixis ETF Trust
Natixis ETF Trust II
New York Life Investments Active ETF Trust
New York Life Investments ETF Trust
Opportunistic Credit Interval Fund
PRIMECAP Odyssey Funds
Principal Exchange-Traded Funds
RiverNorth Funds
RiverNorth Opportunities Fund, Inc.
RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.
RiverNorth Opportunistic Municipal Income Fund, Inc.
RiverNorth Managed Duration Municipal Income Fund, Inc.
RiverNorth Flexible Municipal Income Fund, Inc.
RiverNorth Capital and Income Fund, Inc.
RiverNorth Flexible Municipal Income Fund II, Inc.
RiverNorth Managed Duration Municipal Income Fund II, Inc.
SPDR Dow Jones Industrial Average ETF Trust
SPDR S&P 500 ETF Trust
SPDR S&P MidCap 400 ETF Trust
Sphinx Opportunity Fund II
Sprott Funds Trust
The Arbitrage Funds
The Pop Venture Fund
Themes ETF Trust
Tidal Trust II (Cambria Series)
Thornburg ETF Trust
Thrivent ETF Trust
Trust for Professional Managers (PT Asset Management Series)
USCF ETF Trust
Valkyrie ETF Trust II
Wasatch Funds
Wilmington Funds
X-Square Balanced Fund
X-Square Series Trust

(ii)(b)	The following are the Officers and Manager of ALPS, the Registrant’s underwriter. ALPS’s, unless otherwise noted, business address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Name	Position with Underwriter	Positions with Registrant
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None

Brian Schell**	Vice President & Treasurer	None

Eric Parsons	Vice President, Controller and Assistant Treasurer	None

Jason White***	Secretary	None

Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None

Eric Theroff	Assistant Secretary	None

Adam Girard	Tax Officer	None

Liza Price	Vice President, Managing Counsel	None

Jed Stahl	Vice President, Managing Counsel	None

Terence Digan	Vice President	None

James Stegall	Vice President	None

Hilary Quinn	Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.
***	The principal business address for Mr. White is 4 Times Square, New York, NY 10036.
^	The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105
^^	The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095

(ii)(c)	Not applicable.

Item 33. Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:

Registrant’s Fund Administrator	Tidal ETF Services LLC 234 West Florida Street, Suite 700 Milwaukee, Wisconsin 53204

Registrant’s Fund Sub-Administrator, Fund Accountant, and Sub-Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Registrant’s Custodian	U.S. Bank, National Association 1555 N. Rivercenter Drive Milwaukee, WI 53212

Registrant’s Principal Underwriters	Foreside Fund Services, LLC 190 Middle Street, Suite 301 Portland, ME 04101

ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, CO 80203

Registrant’s Investment Adviser	Tidal Investments LLC 234 West Florida Street, Suite 700 Milwaukee, Wisconsin 53204

Registrant’s Sub-Adviser	Carbon Collective Investing, LLC 1748 Shattuck Ave. PMB 164 Berkeley, CA 94709

Registrant’s Sub-Adviser	Nicholas Wealth, LLC Wealth Management 218 Roswell Street NE Marietta, Georgia 30060

Registrant’s Sub-Adviser	Pinnacle Family Advisors, LLC 620 W. Republic Road, Suite 104 Springfield, Missouri 65807

Registrant’s Sub-Adviser	Veridien Global Investors LLC 320 Post Road Darien, Connecticut 06820

Registrant’s Sub-Adviser	Newfound Research LLC 200 Central Avenue, Suite 324 St. Petersburg, Florida 33701

Registrant’s Futures Trading Advisor	ReSolve Asset Management SEZC (Cayman) 90 North Church Street Strathvale House, 5th Floor George Town, Grand Cayman, Cayman Islands, KY1-9012

Registrant’s Sub-Adviser	Montrose Estate Capital Management, LLC d/b/a Days Global Advisors 6363 Woodway Dr., Suite # 763 Houston, TX 77057

Registrant’s Sub-Adviser	Family Dynasty Advisors LLC 4601 S. Loop 289 #7 Lubbock, TX 79424

Registrant’s Sub-Adviser	Roundhill Financial Inc. 154 West 14th Street, 2nd Floor New York, New York 10011

Registrant’s Sub-Adviser	Veridien Global Investors LLC 320 Post Road Darien, CT 06820

Registrant’s Sub-Adviser	Chesapeake Capital Corporation 308 Long Lane Richmond, Virginia 23221

Registrant’s Sub-Adviser	Blueprint Fund Management, LLC 1250 Revolution Mill Dr., Suite 150, Greensboro, NC 27405

Registrant’s Sub-Adviser	Grizzle Investment Management LLC 573 Coldstream Drive Berwyn, Pennsylvania 19312

Registrant’s Sub-Adviser	Cambria Investment Management, L.P. 3300 Highland Avenue Manhattan Beach, CA 90266

Registrant’s Sub-Adviser	Hilton Capital Management, LLC 1010 Franklin Avenue, Suite 300A Garden City, NY 11530

Registrant’s Sub-Adviser	Quantify Chaos Advisors, LLC (dba Quantify Funds) 60 Wharf Drive, Apt. 3309 Brooklyn, New York 11222

Registrant’s Sub-Adviser	Convexitas, LLC 440 West Lake Street Chicago, Illinois 60606

Registrant’s Sub-Adviser	Artesian Capital Management (Delaware) LP 499 7th Ave, Level 22N New York, NY 10018

Registrant’s Sub-Adviser	Even Herd, LLC 14642 Bogert Pkwy. Oklahoma City, OK 73134

Registrant’s Sub-Adviser	Peerless Wealth LLC 1 East Campus View Blvd. Suite 210 Columbus, Ohio 43235

Registrant’s Sub-Adviser	Clockwise Capital LLC 1395 Brickell Avenue, Unit 800 Miami, FL 33131

Registrant’s Sub-Adviser	MSA Power Funds LLC 396 9th Avenue, 6th Floor New York, NY 10001

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment No. 538 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 538 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee, State of Wisconsin, on February 23, 2026.

Tidal Trust II

/s/ Eric W. Falkeis
Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on February 23, 2026.

	Signature	Title

	/s/ Eric W. Falkeis	Principal Executive Officer and Trustee
Eric W. Falkeis

	/s/ Dave Norris*	Trustee
David Norris

	/s/ Michelle McDonough*	Trustee
Michelle McDonough

	/s/ Javier Marquina*	Trustee
Javier Marquina

	/s/ Domenick Pugliese*	Trustee
Domenick Pugliese

	/s/ Aaron Perkovich	Treasurer (principal financial officer and principal accounting officer)
Aaron Perkovich

*By:	/s/ Eric W. Falkeis
Eric Falkeis, Attorney in Fact
By Power of Attorney

Exhibit Index

Exhibit No.	Description
(i)(cxxii)	Consent of Counsel
(j)	Consent of Independent Registered Public Accounting Firm